SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                            GREATESTESCAPES.COM INC.
                             ----------------------
                         (Name of Small Business Issuer)



          Washington                                      98-02-24 -95
  --------------------------------              ------------------------------
  (State or Other Jurisdiction of               I.R.S. Employer Identification
   Incorporation or Organization)                 Number




                                   Guy Brooks
           730-800 West Pender Street, Vancouver, B.C. Canada V6C 2V6
  ----------------------------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                 (604) 683-1668
                           --------------------------
                           (Issuer's Telephone Number)


     Securities to be Registered Under Section 12(b) of the Act:   None

   Securities to be Registered Under Section 12(g) of the Act:     Common Voting
                                    Stock, NPV
                                 (Title of Class)

               Date of earliest event reported: October 16, 2000

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. CHANGES IN CONTROL OF REGISTRANT.

    (a) Merger Agreement. Pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated October 12, 2000, Greatestescapes.com Corp. (the "Company"), a Nevada corporation, acquired all the outstanding shares of common stock of Capstra Capital, Corp.("Capstra"), a Washington corporation, from the shareholders thereof in an exchange of an aggregate of 450,000 shares of common stock of the Company and other consideration consisting of cash and payments of certain fees and expenses equal to $30,000 (the "Acquisition"). Immediately following the Acquisition Greatestescapes (Washington) Corp.("Subco") a Washington corporation and a wholly-owned subsidiary of the Company merged with Capstra (the "Merger").

    The Acquisition was approved by the unanimous consent of the Board of Directors of Capstra and its shareholders on October 12, 2000. The Acquisition was effective on October 12, 2000. The Merger was approved by unanimous consent of the respective Board of Directors of Subco and the Company on October 12, 2000. The Merger was effective on October 16, 2000. The Acquisition and Merger is intended to qualify as reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

    Upon effectiveness of the Acquisition and Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Capstra for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective October 16, 2000.

    A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

    (b) Control of the Company.   The Company had 5,884,734 shares of common
stock issued and outstanding prior to the Acquisition, and 6,334,734 shares issued and outstanding following the Acquisition. Capstra had 5,000,000 shares of common stock issued and outstanding prior and after the Acquisition.

    The following table sets forth each person known by Capstra to be the beneficial owner of five percent or more of the Capstra's Common Stock, prior to the closing of the Acquisition, all directors individually and all directors and officers of Capstra as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

================================================================================
NAME AND ADDRESS OF     SHARES OF          ATTRIBUTED         APPROXIMATE
   BENEFICIAL            COMMON            BENEFICIAL          PERCENTAGE
      OWNER               STOCK            OWNERSHIP             OWNED
                      BENEFICIALLY
                          OWNED
--------------------------------------------------------------------------------
Unigro U.S.A. Inc.     2,750,000           Frits Jelgersma        55%
1221 Lexington Court
El Dorado Hills,
CA 95762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Carrie Nelson            450,000               NA                  9%
639 Thurston Crt.
Port Moody B.C.
Canada V3H 4J4
--------------------------------------------------------------------------------
Lynne Tam                450,000               NA                  9%
2433 West 47th Ave.
Vancouver, B.C.
Canada V6M 2N3
--------------------------------------------------------------------------------
John Mackay              450,000               NA                  9%
2280 S.W. Marine Drive
Vancouver B.C.
Canada V6P 6C2
--------------------------------------------------------------------------------
Officers and Directors
as a Group               450,000               NA                  9%
(2 persons)
================================================================================

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of October 12, 2000, after taking into effect the Acquisition, of (1) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (2) each of the Company's directors and officers, and (3) all directors and officers of the Company as a group:


                    Name and Address          Amount and Nature         Percent
Title of Class    of Beneficial Owner       of Beneficial Owner         of Class
--------------    -------------------       -------------------         --------
$.001 Par Value     Guy Brooks              President and Director        10.1 %
Common Stock        5255 Gulf Place         646,068 common shares (1)
                    West Vancouver, B.C.
                    Canada V7W 2V9

$.001 Par Value     Victoria Brooks         Chief Operating Officer        16.2%
Common Stock        5255 Gulf Place         and Director
                    West Vancouver, B.C.    1,027,000 common shares(2)
                    Canada V7W 2V9

$.001 Par Value     Brian Buchanan          Vice President Corporate        4.7%
Common Stock        2876-139A Street        Development and Director
                    White Rock, B.C.        300,000 common shares
                    Canada, V4P 2N1

$.001 Par Value     Shiraz Hussein          Treasurer and Director         0.39%
Common Stock        4911 Wintergreen Ave.   25,000 common shares
                    Richmond, B.C.
                    Canada V7C 1L4

$.001 Par Value     James Henshall          Director                       0.39%
Common Stock        #602-1040 West          25,000 common shares
                    Georgia St.
                    Vancouver, B.C.
                    Canada V7C 1L4

$.001 Par Value     Duncan Merrin           350,000 common shares           5.5%
Common Stock        c/o Oberon Group Ltd.
                    111 North Bride Road
                    #18-01
                    Peninsula Plaza,
                    Singapore 179098

$.001 Par Value     Mervyn Zabinsky         375,000 common shares           5.9%
Common Stock        23 Woodwoards Road
                    Richmond, B.C.
                    Canada V7E 6G7

All Directors and Officers as a Group       2,023,068 common shares        31.9%


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) Criteria for Merger. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Capstra and the Company.

In evaluating the Acquisition, Capstra used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. Capstra determined that the consideration for the merger was reasonable. In evaluating Capstra, the Company placed a primary emphasis on Capstra's status as a reporting company under the Section 12(g) of the Securities Exchange Act of 1934, (the "Act") as amended, and Capstra's facilitation of the Company becoming a reporting company under the Act.

(b) Corporate History of the Company.

The Company is an Internet multi-media publishing corporation. It's main focus is publishing a monthly travel magazine known as WebZine on the Internet over the website known as www.greatestescapes.com and developing its book publishing division known as GreatestEscapes.com Publishing. The Company is attempting to develop an on-line department store. Since 1997, the founders of the Company have been in the process of researching the technology, design and development of an Internet-based multi-media publishing business. With Victoria Brooks' unique and interesting writing style combined with 21st century technology and marketing, the Company believes it can become an Internet multi-media success.

Offices. The Company has a records office in Las Vegas, Nevada and an administration office in Vancouver, British Columbia that consists of 1,200 square feet and is leased for $2,800.00 a month. Finally, the Company occupies an editorial office in West Vancouver, British Columbia, which consists of 1,000 square feet and is provided by Guy Brooks and Victoria Brooks, officers and directors of the Company. At this time, such space is provided to the Company free of charge. The Company's administration office is occupied pursuant to a monthly lease with a non-affiliated person. Its editorial office occupies 20% of Editor-in-Chief Victoria Brooks and Publisher Guy Brooks' residence. The Company believes its present business premises are adequate for its current needs.

Employees. As of September 15, 2000, the Company had no employees. From time-to-time, the Company uses the services of independent contractors and consultants to support product research and development, marketing, sales and business development. Currently the Company utilizes the services of approximately 25 part-time and full-time consultants depending on need.

Internet Business. The Company's WebZine generates revenues through advertising sold by a commission sales force and marketing agents. The Company also generate revenues from its on-line virtual department store, which offers an extensive range of essential travel products as well as unique and unusual travel-related items and travel accessories. The Company receives sales commissions on travel services sold by external travel providers through its Internet publications. The Company has also developed a range of travel books to be distributed both through traditional bookstores and over the Internet.

History of Victoria Brooks' Greatest Escapes Travel WebZine. First appearing on the Internet on February 1, 1998, www.greatestescapes.com is updated every month with new feature stories from professional travel writers from around the world. There are currently regular contributors from Mexico City, San Francisco, Ottawa, Washington, and Southern California. These professional writers currently provide these feature stories at no cost to the Company. The Company anticipates paying some or all of these professional travel writers in the future.

Regular monthly "Trips and Tales" include Victoria Brooks' feature stories with color photos, (i.e., The Havana Camera Caper or Baja Desert Dream); Suzie Rodriguez's stories from around the world (i.e., 21 Offbeat Things to Do in San Francisco or The Back Country of the Cote D' Azur); and adventure travel stories (Open Cockpit over Ottawa- A Capital Adventure). Famous restaurants from around the world are reviewed with their signature recipes provided, and travel related book and videos are reviewed. Visitors have access to an extensive range of travel links broken down geographically and in numerous general categories, including lists of bed and breakfasts, pet friendly hotels, discount hotel reservation systems and other information relevant to tourists and business travelers.

The Company's website gets about 200,000 hits every month. The popularity of its WebZine has allowed the Company to charge hotel properties featured in stories a sponsorship fee. Additionally, as advertisers want to be included in its WebZine's various "virtual tips" links, the Company anticipates generating additional revenues through such advertising.

Competition. The Company faces competition from other WebZines such as Salon Magazine and Wanderlust, which have been on the Internet for a few years and enjoy a substantial following. Although the Internet industry is relatively young there is great competition for the Internet users' business and there is intense competition for visitors to a site. Electronic commerce, commonly called "e-commerce", is a new and expanding method of buying and selling products and services, and its competitors which have been on the Internet longer than the

Company may enjoy customer loyalty. The Company's competitors may have an advantage over the Company because they have been in business longer than the Company has. Many of its competitors have greater research and development, marketing, financial and other resources than the Company has. As a result of their size and the breadth of their product offerings, certain of these companies have been and will be able to gain a disproportionate share of the virtual community market.

Internet Service Provider. The Company's Internet service provider is CSP Internet, one of Canada's leading Internet services providers. CSP Internet provides a complete range of Internet services, including dial-up connections, business connections, consulting services, web serving options, web site production and web advertising.

WebZines, which are magazines transmitted over the Internet, offer significant advertising benefits to travel service providers. Forrester Research projects that by 2002, travel sales on the Internet will be worth US$26 billion in the United States market alone. The Company's WebZine offers travel service providers with the opportunity to establish an Internet address or to increase public awareness of those travel service providers' existing Internet websites. Advertisers can feature a three-page brochure with a reservation system reference.

Reports to Security Holders. On or about June 26, 2000, the Company was cleared to be listed on the Pink Sheets maintained by the National Association of Securities Dealers, Inc ("NASD"). The Company has concluded the Merger with Capstra in order to become a Reporting Company with the Securities and Exchange Commission (the "SEC") to enable it to apply for listing on the Over-the-Counter Bulletin Board also maintained by the NASD. As a result of the Merger, the Company will become a reporting company with the SEC and will thereafter provide an annual report to its security holders, which will include audited financial statements. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. The Company currently maintains its own Internet address at www.greatestescapes.com.
 (e) Risk Factors Associated with the Company and its Business: The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks.

The Company's limited operating history makes the evaluation of the Company's current business and the forecasting of the Company's future results difficult.

The Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development, and particularly by such companies entering new and rapidly developing markets like the Internet.

Risks related to the Internet may affect the Company's success.

There are many risks associated with operations on the Internet that may adversely affect the Company's success. Such risks include, without limitation, the following:

*     the possibility that the Internet will fail to achieve broad acceptance

*     the Company's inability to attract or retain clients;

*     a new and relatively unproven business model;

*     the Company's ability to anticipate and adapt to a developing market;

* failure of the Company's network infrastructure (including its servers, hardware and software) to efficiently handle its Internet traffic;

*     changes in laws that may adversely affect the Company's business;

* the Company's ability to manage effectively rapidly expanding operation, including the amount and timing of capital expenditures and other costs relating to the expansion of the Company's operations;

* the introduction and development of different or more extensive solutions by the Company's direct and indirect competitors (including those with greater financial, technical and marketing resources) which may cause loss of market share;

* the Company's inability to maintain and support increased levels of traffic on the Company's installed sites;

* the Company's inability to attract, retain and motivate qualified personnel;

Future growth predictions may be inaccurate.

The Company's limited operating history makes the prediction of future results difficult or impossible. Furthermore, the Company's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

The Company anticipates that losses may continue.

The Company anticipates incurring losses for the forseeable future.   The extent
of future losses will depend, in part, on the amount of growth in revenues from the Company's services and products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

The Company's future success is dependent on the continued growth in use of and the commercial viability of the Internet.

The Company's future success is substantially dependent upon the continued growth in the use of the Internet. To support product and service revenues, the Internet's recent and rapid growth must continue, and use of the Internet must become widespread. None of these can be assured. The Internet may prove not to be a viable information communications medium and information marketplace. If use of the Internet does not continue to grow, the Company's business, results of operations and financial condition would be materially and adversely affected.

Additionally, there are several issues that could lead to resistance against the acceptance of the Internet as a viable commercial marketplace. To the extent that the Internet continues to experience significant growth in the number of users and the level of use, there can be no assurance that its technical infrastructure will continue to be able to support the demands placed upon it. The necessary technical infrastructure for significant increases in electronic news dissemination and e-commerce related to it, such as a reliable network backbone, may not be timely and adequately developed. In addition, performance improvements, such as high-speed modems, may not be introduced in a timely fashion. Furthermore, security and authentication concerns with respect to transmission over the Internet of confidential information, such as credit card numbers, may remain. Also, the Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services could result in slower response times and adversely affect usage of the Internet. To the extent the Internet's technical infrastructure does not effectively support the growth that may occur, the Company's business, results of operations and financial condition would be materially and adversely affected.

The Company's business model and acceptance of the Company's products is unproven in the developing market in which the Company operates.

The Company's business model is new and relatively unproven. The model depends upon the Company's ability to generate multiple revenue streams by diversifying the Company's product and service offerings. To be successful, the Company must, among other things, develop and market products and services that achieve broad market acceptance by its client companies. No assurance can be given that the Company's business model will be successful or that it can sustain revenue growth or be profitable. The market for the Company's products and services is new, rapidly developing and characterized by an increasing number of market entrants. As is typical of any new and rapidly evolving market, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty and risk. Moreover, because this market is new and rapidly evolving, it is difficult to predict its future growth rate, if any, and its ultimate size. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, or if the Company's products and services do not achieve or sustain market acceptance, the Company's business, results of operations and financial condition would be materially and adversely affected.

Potential fluctuations in the Company's operating results and quarterly fluctuations may adversely affect the Company's trading price.

The Company's operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside of the Company's control. As a strategic response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions or acquisitions that could have a material short-term or long-term adverse effect on the Company's business, results of operations and financial condition.

Its officers, directors and entities affiliated with them, control the Company.

In the aggregate, ownership of the Company shares by management represents a large proportion of the Company issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

The Company's future performance is dependent on key personnel.

The Company's performance is substantially dependent on the performance of the Company's senior management and key technical personnel. In particular, the Company's success depends on the continued efforts of the Company senior management team, especially the Company's Chief Executive Officer, Guy Brooks and the Company's Chief operating Officer, Victoria Brooks. The loss of the services of any of the Company executive officers or other key employees could have a material adverse effect on the Company business, results of operations and financial condition.

A majority of the Company's senior management is inexperienced in managing an Internet public company.

To manage its potential growth, the Company must continue to implement and improve its operational and financial systems, and must expand, train and manage its employee base. Moreover the existing senior management has not had any previous experience managing a growing Internet public company. There can be no assurance that the Company will be able to effectively manage the expansion of its operations, that the Company's systems, procedures or controls will be adequate to support its operations or that its management will be able to achieve the rapid execution necessary to fully exploit the market opportunity for its products and services. Any inability to manage growth effectively could have a material adverse effect on the Company's business, results of operations and financial condition.

The Company may suffer system failures on its web server system which could result in negative publicity, and adversely affect the Company's market acceptance.

There is a reliance on third parties for both services and equipment by the Company and its suppliers, all of which are a vital element to the operation of the business.

In the past, users have occasionally experienced difficulties with Internet and online services due to system failures, including failures unrelated to the Company systems. Any disruption in Internet access provided by third parties could have a material adverse effect on the Company's business, results of operations and financial condition.

The Company's operations are dependent in part upon the Company's ability to protect the Company's operating systems against damage from human error, fire, floods, power loss, telecommunications failures, break-ins and similar events. The Company does not presently have redundant, multiple-site capacity in the event of any such occurrence. The Company's servers are also vulnerable to computer viruses, break-ins and similar disruptions from unauthorized tampering with the Company's computer systems. The occurrence of any of these events could result in the interruption, delay or cessation of service, which could have a material adverse effect on the Company's business, results of operations and financial condition.

There are security risks to the Company's network.

Experienced programmers ("hackers") may attempt on occasion to penetrate the Company's network security. Since a hacker who is able to penetrate the Company's network security could misappropriate proprietary information or cause interruptions in the Company's products and services or do other damage, the Company may be required to expend significant capital and resources to protect against or to alleviate problems caused by such parties. Additionally, the Company's may not have a timely remedy against a hacker who is able to penetrate the Company's network security. Such purposeful security breaches could have a material adverse effect on the Company's business, results of operations and financial condition. In addition to purposeful security breaches, the inadvertent transmission of computer viruses could expose the Company to a material risk of loss or litigation and possible liability.

In offering certain payment services for some products and services, the Company could become increasingly reliant on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information, such as customer credit card numbers. Advances in computer capabilities, discoveries in the field of cryptography and other discoveries, events, or developments could lead to a compromise or breach of the algorithms that the Company licensed encryption and authentication technology used to protect such confidential information. If such a compromise or breach of the Company licensed encryption authentication technology occurs, it could have a material adverse effect on the Company's business, results of operations and financial condition. the Company may be required to expend significant capital and resources to protect against the threat of such security, encryption and authentication technology breaches or to alleviate problems caused by such breaches. Concerns over the security of Internet transactions and the privacy of users may also inhibit the growth of the Internet generally, particularly as a means of conducting commercial transactions.

The Company's ability to attract additional financing as needed may affect its future success.

Additional financing will be required by the Company as it expects negative operating cash flow for the coming months until the routine income from its operations has grown to cover the cost of their support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it.

The Company expects that it will continue to experience negative operating cash flow on occasion for the foreseeable future as a result of significant spending on product development and infrastructure. Accordingly, the Company will need to raise additional funds in a timely manner in order to fund the Company's anticipated expansion and new enhanced services or products, respond to competitive pressures or acquire complementary products, businesses or technologies. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution and such securities may have rights, preferences or privileges senior to those of the holders of the common stock.

The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants, which would restrict the Company's operations. There can be no assurance that additional financing if and when needed will be available on terms favorable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

Future acquisitions of other business entities by the Company would entail numerous risks and uncertainties which could have an adverse affect on its operations and financial condition.

As part of the Company's business strategy, it expects to review acquisition prospects that would complement its existing business, augment the distribution of its products or enhance its technological capabilities. Future acquisitions by the Company could result in potentially dilutive issuances of equity securities, large and immediate write-offs, the incurrence of debt and contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could materially and adversely affect the Company's business, results of operations and financial condition.

Furthermore, acquisitions entail numerous risks and uncertainties, including difficulties in the assimilation of operations, personnel, technologies, products and information systems of the acquired companies, the diversion of management's attention from other business concerns, the risks of entering geographic and business markets in which the Company has no or limited prior experience and the potential loss of key employees of acquired organizations.

No assurance can be given as to the Company's ability to successfully integrate any businesses, products, technologies or personnel that might be acquired in the future, and the Company's failure to do so could have a material adverse effect on its business, results of operations and financial condition.

It is unclear how any existing and future laws enacted will be applied to the Internet industry and what affect such laws will have on the Company.

A number of legislative and regulatory proposals under consideration in the US and Canada may lead to laws or regulations concerning various aspects of the Internet, including, but not limited to, online content, user privacy, taxation, access charges, liability for third-party activities and jurisdiction. Additionally, it is uncertain how the judiciary to the Internet will apply existing laws. The adoption of new laws or the application of existing laws may decrease the growth in the use of the Internet, which could in turn decrease the demand for the Company's products and services, increase the Company's cost of doing business or otherwise have a material adverse effect on the Company's business, results of operations and financial condition.

Internet user privacy has become an issue both in the US and abroad. The Company cannot predict the exact form of the regulations that the US government may adopt to protect such privacy. Any such action could affect the way in which the Company is are allowed to conduct its business, especially those aspects that involve clients being restricted in the collection or use of personal information, and could have a material adverse effect on the Company business, results of operations and financial condition.

The tax treatment of the Internet and e-commerce is currently unsettled. Canadian and US government departments have made by working groups a number of proposals. Governments could impose taxes on the sale of goods and services and certain other Internet activities. Recently, the Internet Tax Freedom Act was signed into law in the US, placing a three-year moratorium on new state and local taxes on certain aspects of Internet commerce in the US. However, there can be no assurance that future laws imposing taxes or other regulations on commerce over the Internet would not substantially impair the growth of e-commerce and as a result have a material adverse effect on the Company's business, results of operations and financial condition.

Although the Company's servers are located in the Canada, the governments of other foreign countries might attempt to take action against the Company for violations of their laws. There can be no assurance that violations of such laws will not be alleged or charged by provincial, state or foreign governments and that such laws will not be modified, or new laws enacted, in the future. Any of the foregoing could have a material adverse effect on the Company's business, results of operations and financial condition.

Any significant deterioration in the general economic conditions would have an adverse effect on the Company's business, result of operations or financial condition.

Time spent on the Internet by individuals, purchases of new computers and purchases of membership subscriptions to Internet sites are typically discretionary for consumers and may be particularly affected by adverse trends in the general economy. The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages and salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operate. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations or financial condition. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability. In addition, the Company's business strategy relies on advertising by and agreements with other Internet companies. Any significant deterioration in general economic conditions that adversely affects these companies could also have a material adverse effect on the Company's business, results of operations and financial condition.

The value and transferability of the Company shares may be adversely impacted by the limited trading market for the Company's common stock, the penny stock rules and futures share issuance. There is a limited market for the Company's common stock in the US.

No assurance can be given that a market for the Company's common stock will be quoted on the NASD's Over the Counter Bulletin Board.

The sale or transfer of the Company common stock by shareholders in US may be subject to the so-called "penny stock rules."

Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or effect the purchase of a penny stock by any person unless:

   (a) such sale or purchase is exempt from Rule 15g-9;

   (b) prior to the transaction the broker or dealer has (1) approved the person's account for transaction in penny stocks in accordance with Rule 15g-9, and (2) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and

   (c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment.

The Securities and Exchange Commission ("Commission") adopted regulations that generally define a penny stock to be any equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (1) an equity security issued by an issuer that has (i) net tangible assets of at least $2,000,000, if such issuer has been in continuous operations for at least three years, (ii) net tangible assets of at least $5,000,000, if such issuer has been in continuous operation for less than three years, or (iii) average revenue of at least $6,000,000 for the preceding three years; (2) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (3) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the US therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of shareholders to sell their securities in the secondary market in the US.

Moreover, the Company shares may only be sold or transferred by the Company shareholders in those jurisdictions in the US in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future, rests in the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

The possible issuance of additional shares may impact the value of the Company stock.

The Company is authorized to issue up to 200,000,000 shares of common stock. It is the Company's intention to issue more shares. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of the notes and the exercise of the warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

(d) Management's Discussion and Analysis of Financial Condition and Results of Operations

To increase its website traffic, the Company is developing custom-built search engine-focused entry pages for all relevant keywords and phrases; extensive monitoring for maximizing placement on Excite and other major search engines; customizing its positioning strategies on Yahoo! The Company also conducts a server log analysis to better target customers and prospective customers, and devote significant resources to website maintenance. The Company also plans to submit its website to over 400 secondary Internet search engines. Boris Chow of BO2.com Ltd., has designed award winning web sites for many companies. He was retained by the Company to create a more dynamic appearance for its WebZine. The Company's re-designed web site encompasses a number of cutting edge design techniques and Internet navigational features that the Company hopes will help position its WebZine as a leading Internet Travel WebZine.

Internet Promotion. As of February 1, 2000, the Company appointed a new
Internet marketing firm, AEI Productions, Inc., based in South Florida. ("AEI") AEI will create positioning strategies with major search engines such as Yahoo!, as well as continuing to make submissions to secondary Internet search engines.

Multi-Media. The first in what is planned as a series of thematic literary travel guide books became available in preferred Canadian book stores in March, 2000 and United States bookstores in July, 2000. The Company also anticipates developing a range of DVD/CD-ROMs and a television travel series cross-marketing its Internet properties.

Virtual Department Store. In January 2000, the Company signed an agreement with Authorizenet.com Corporation, in conjunction with Card Service International, to provide online credit card authorization for its online virtual department store, which is currently under construction. Products to be offered include travel adapters, silk sleeping bags, travel lingerie, luggage, portable computer equipment, sporting goods and equipment, cigars and smoking paraphernalia, computer software and games, videos, books and book reviews, music on compact discs, and information on discounts on items such as insurance, long distance telephone rates, and travel-related products.

Banner Advertising. The Company believes that banner advertising (on either a "click-through" or page impression basis) is the most popular revenue generator on the Internet. External agents are being contracted to sell banner ads on www.greatestescapes.com . Typically advertisers pay approximately $3 to $6 per 1000 page impressions, which we believe is more advantageous to the advertiser than paying on the same number of "click-throughs" which require the visitor to actually click on the banner. Page impressions only require the visitor to click on the page where the banner appears. For example, on a page that receives 1,000,000 hits a month, one banner advertisement on just one page would generate between $3,000 to $6,000 per month.

Brochure Advertising. The Company's WebZine is becoming an important travel resource for travelers planning their trips to various destinations around the world. The various feature stories obtained from correspondents around the globe enables the Company to expand its range of "Tours" offered on the WebZine home page. The "Tours" are not packaged tours for sale, but rather a display, in one convenient location, of all previously featured stories, restaurant reviews and brochures on a given destination. The WebZine's Tours currently include Florida, California, Cuba, Jamaica, British Columbia, Mexico, Belize, Spain and France.

The Company anticipates hiring a commissioned sales force to sell advertising brochures to tourism-oriented businesses in the geographic locations of the Tours. The Company takes the local tourism-related business's brochure and publishs it in its WebZine, with text and photographs included. The believes the market for such advertisers is significant, and includes businesses as diverse as small bike rental shops, restaurants, bed and breakfasts, hotels, motels, local tour companies, national or international car rental companies, tourist attractions, airlines, wine and liquor products and distributors, real estate offices, time share projects, mutual fund companies, zoo's, aquariums, planetariums, adventure tours, eco-tours, tennis clubs, horse back riding stables, bowling alleys, casinos, ski resorts, ski rentals, golf courses, golf rental shops, golf instruction schools, golf driving ranges, spa resorts, day spas, spa equipment manufacturers and distributors, spa cream manufacturers and distributors, retail skin products such as moisturizers, sunblock and massage oils, cooking schools, gourmet food providers, art galleries and other businesses which rely on tourists.

Advertisers with existing web sites benefit from the increased coverage obtained from being in the Company's WebZine. Companies which do not have an existing web site or which have a web site which is undeveloped or unpromoted, which is more common, are able to establish their own Internet address and Internet presence through the Company's WebZine. A typical brochure published on its WebZine features a one to three-page layout which includes references to the advertiser's reservation system, e-mail and telephone number. The advertiser's online address is www.greatestescapes.com/advertiser's name. The Company believes that this is a cost-effective way for advertisers to acquire an Internet presence without incurring the high set-up costs and ongoing maintenance fees of creating a web site.

The Growth of E-Commerce. Electronic commerce, or e-commerce, accounted for nearly $3 billion in transactions in 1998 in North America. Travel related items are expected to comprise a significant portion of e-commerce, as worldwide travel related sales are projected to be almost $12 billion by 2002. In 1998, worldwide travel related sales amounted to approximately $1 billion. Significantly, the travel industry amounts to annual commerce of approximately $500 billion. The Company believes that e-commerce over the Internet will attract an increasing share of travel industry commerce. According to the Economist, Internet shopping is rapidly coming of age. Jupiter Communications, a consultancy that specializes in analyzing the e-commerce market, and its major rival, Forrester Research, predict that, as more people shop online, more retailers utilize the Internet and more products are offered. The most popular purchases tend to be those that need research and are high in value, but, after a slow start, even groceries are starting to be bought on-line. Moreover, Forrester Research projects that, by 2002, travel and computer hardware sales will be worth $26 billion and $10 billion, respectively, in the United States market alone.

Mail order catalogues revolutionized the way people bought goods in the early 1900's. Television marketing in the 1950's was considered state of the art. The Company believes that the Internet is the new medium for commerce and communication. According to a research paper by the Organization for Economic Co-operation and Development, global electronic commerce is expected to explode to about a trillion dollars worldwide in the next seven years, from a current

$26 billion per year. Media reports that during the 1998 Christmas season, approximately 20 to 25 million people in the United States shopped online.

E-Commerce Operations. The Company is building a virtual department store, Victoria Brooks' Greatest Escapes Department Store, to sell travel-related products and services at the WebZine. This virtual department store (its pre-opening address is www.greatestescapes.com/shop) is starting off as an eight floor virtual department store selling essential travel items as well as unusual and unique products and services. The Company believes that the growing acceptance of e-commerce represents a substantial opportunity for it to conduct its business over the Internet. Various industry estimates predict that such Internet e-commerce transactions are estimated to increase from the 1997 global level of approximately $12 billion to $426 billion by the year 2002. There can be no assurance, however, that Internet commerce will continue to expand, or that its e-commerce operations will be successful.

The Company already has its own secure server for handling credit card transactions at its WebZine. The Company will very rarely, if ever, inventory product. Items will be described along with a small picture of the item on the respective `floor' of the virtual department store. If a virtual shopper wants more information, he or she clicks on the icon to acquire additional product information. To purchase an item, a consumer clicks on the "buy" icon and is connected to a secure point of purchase.

Products to be sold include travel adapters, silk sleeping bags, travel lingerie, luggage, portable and traveling computer equipment, sporting goods and equipment, cigars and smoking paraphernalia, computers, computer software and games, videos, books and book reviews, music on compact discs, music reviews, and information on available discounts on items such as insurance, long distance telephone rates, and travel related products. The Company anticipates providing department store "managers" with opportunities to enter into joint ventures with the Company or to participate on a profit-sharing basis. Travel services will be sold through external travel providers initially, with the Company receiving commissions on services sold. A range of private label travel services including discount "last minute" hotels, airline tickets and cruise ship bookings is planned to be branded under the name Greatest Escapes. Greatest Escapes DVD/CD-ROMs will be distributed through traditional retail outlets as well as www.greatestescapes.com.

Since 1997, the Company's founders have devoted time and resources to make a product with a wide market appeal. Management of the Company believes there are three steps in developing a successful Internet business:

     1. Develop a product having appeal to the target market, ultimately inspiring increased user traffic on the website;

     2. Establish a plan of commerce, thus increasing the opportunity to post advertisements or banner style ads.

     3.   Develop a strategy for selling products through over the Internet.

The Company believes it has addressed these three important steps. It believes WebZine is highly regarded while enjoying moderate success. The Company has attempted to create an environment where both travelers and travel service providers can come together to share the same resources. WebZine is free for travelers. However, travel service providers pay for advertising.

The Company hopes to have multi-dimensional income streams. It intends to try to position the Company to benefit from the anticipated growth within the Internet. The Company hopes that it will be able to earn revenue through:

     1. Advertising sold by external Internet advertising/marketing consultants.

     2. An on-line department store which will offer a wide range of travel-related products.

     3. Travel services sold through external travel providers, with the Company receiving a commission on items sold.

     4. Enhancement of multi-media opportunities by offering a wide range of travel books. The Company hopes that the travel books will be distributed through traditional bookstores as well as on www.greatestescapes.com and www.LiteraryTrips.com .

     5. A GreatestEscapes.com or LiteraryTrips.com television series which will try to create greater brand name awareness, provide distribution royalties and cross-marketing opportunities for the WebZine.

The Company hopes to someday distribute DVD/CD-ROMs through traditional retail outlets as well as over its website, www.greatestescapes.com.

Literary Travel Guides. During 1999, the Company created a new division, GreatestEscapes.com Publishing, to produce traditional print publications. The Company 'sfirst project, Literary Trips: Following in the Footsteps of Fame, is a thematic guidebook containing a compilation of approximately 24 destination pieces (traveler's tales with guidebook information at the end of each piece) on a destination surrounding a famous literary figure (for example, Ian Fleming in Jamaica, John Steinbeck in California, Ernest Hemingway in Cuba, Paul Bowles in Morocco, Graham Greene in Viet Nam, etc.). Each story has 4 to 15 pages of text with 2 to 7 pages of graphics, photographs, pen-and-ink sketches, and maps. The book presently has approximately 368 pages. The manuscript is in bookstores across Canada and in the United States. The book is also available in the Company's virtual department store and at www.LiteraryTrips.com.

In December 1999, the Company signed an agreement with a British Columbia company, Sandhill Book Marketing Ltd., one of Canada's leading book distributors, to effectuate the distribution of the Company's titles in Canada. The Company has entered into a distribution contract with WORDS Distributing Co., located in Oakland, California, whereby WORDS Distributing Co. will distribute the Company's titles in the United States.

Television. The Company is currently developing a proposal for a 13 part travel television series, titled Greatest Escapes, which could be sold to networks such as A & E, TLC, Life, The Travel Network, Discovery, Prime, Women's Television Network, plus the hundreds of smaller independent stations. Both the television show and the WebZine would be used to advertise each other, further building and enforcing the Victoria Brooks Greatest Escapes brand name. If the series is produced and achieves recognition through North American or European distribution, the value of advertising on the Company's WebZine would be greatly enhanced. However, the television production industry is notoriously difficult to enter, and the Company has no experience in producing a television series. Therefore, the Company's development of a television series is highly speculative, and there can be no assurance that we will successfully produce such a television series.

Potential Acquisitions. The Company is seeking appropriate acquisition targets to accelerate growth and revenue projections. Such targets include existing on-line department stores and Internet travel booking companies. The Company anticipates that the ultimate acquisition of a travel service provider will also contribute to the Company's revenue sources.

Regulation. The Internet has been under increasing scrutiny by various state, federal and international regulatory agencies. The Company may be subject to various existing or proposed forms of government regulations, including restrictions on interstate telecommunications to promote certain transactions and age-based content restrictions. Any future violation of, and the cost of compliance with, these laws and regulations could have a material adverse effect on the Company's business, financial condition and results of operations.

Third-Party Reliance. The Company may become dependent upon various third parties for one or more significant services required for the Company's business. Because the capacity of those third parties to provide different services the Company needs may be limited for economic or other reasons, it's inability to continue to receive services from existing providers or to obtain similar services from additional providers could have a material adverse effect on the Company.

Reliance on Growth and Use of the Internet. The substantial growth in the use of and interest in the Internet is a recent phenomenon. There can be no assurance that communication or commerce over the Internet will become more widespread or that extensive content will continue to be provided over the Internet. The Internet may not prove to be a viable commercial marketplace for a number of reasons, including potentially inadequate development of the necessary infrastructure, such as a reliable network backbone, or timely development and commercialization of performance improvements, including high speed modems. In addition, to the extent that the Internet continues to experience significant growth in the number of users and level of use, there can be no assurance that the Internet infrastructure will continue to be able to support the demands placed upon it by such potential growth or that the performance or reliability of the Web will not be adversely affected by this continued growth. In addition, the Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Web and the Company's online media properties. If use of the Internet does not continue to grow, or if the Internet infrastructure does not effectively support growth that may occur, the Company's business, operating results and financial condition would be materially and adversely affected.

Regulatory and Market Influences. The Internet is subject to changing political, economic and regulatory influences that will affect the procurement practices and operation of Internet directory service organizations. Changes in current Internet directory service reimbursement systems could result in the need for unplanned product enhancements, in delays or cancellations, or in the revocation of endorsement of the services of the Company. Any of these occurrences could have a material adverse effect on the Company's business, financial condition and results of operations. During the past several years, various Internet directory service industries and telecommunications industries have been subject to an increase in governmental and international regulation. Certain proposals to reform the telecommunications and Internet service systems are periodically under consideration by the appropriate regulators. These programs may contain proposals to increase government involvement in Internet directory services and otherwise change the operating environment for the Company's customers. The Company cannot predict what impact, if any, such factors might have on the

Company's business, financial condition and results of operations. In addition, many Internet directory service providers are consolidating to create integrated Internet directory service delivery systems with greater regional market power. As a result, these emerging systems could have greater bargaining power, which may lead to price erosion of the Company's products. The Company's failure to maintain adequate price levels would have a material adverse effect on the Company's business, financial condition and results of operations. Other legislative or market-driven reforms could have unpredictable effects on the Company's business, financial condition and results of operations.

Liquidity and Capital Resources. The Company had cash resources of $11,911.00 at February 28, 1999. At February 29, 2000, the Company had cash resources of $14,090.00. At February 28, 1999, the Company had total current assets of $11,942.00 and total current liabilities of $15,460.00. At February 28, 1999, total current liabilities exceeded total current assets by $3,518.00. At February 29, 2000, the Company had total current assets of $20,477.00 and total current liabilities of $23,552.00. At February 29, 2000, total current liabilities exceeded total current assets by $3,075.00.

At February 29, 2000, the Company had cash resources of $14,090.00. The Company had cash resources of $8,831.00 at May 31, 2000. At February 2, 2000, the Company had total current assets of $17,560.00 and total current liabilities of $23,552.00. At February 29,, 2000, total current liabilities exceeded total current assets by $3,075.00. At May 31, 2000, the Company had total current assets of $19,757.00 and total current liabilities of $30,809.00. At May 31, 2000, total current liabilities exceeded total current assets by $11,052.00. The cash and equivalents constitute the Company's present internal sources of liquidity. Because neither the Company nor its subsidiaries are generating any significant royalty revenues, the Company's only external source of liquidity is the sale of the Company's capital stock.

Results of Operations. The Company has not yet realized any significant revenue from operations, nor does the Company expect to in the foreseeable future. The net loss from operations from February 10, 1999 (inception), to February 29, 2000, was $276,498.00 due primarily to the expenditure of funds for administrative and general expenses, development of the Company's website and related activities, including, but not limited to, content development, management fees and professional fees. The Company has not yet realized any significant revenue from operations, nor does the Company expect to in the foreseeable future. The net loss from operations from February 29, 2000, to May 31, 2000 was $100,546.00 due primarily to the expenditure of funds for administrative and general expenses, development of the Company's website and related activities, including, but not limited to, content development, management fees and professional fees.

In order to address the going concern problem discussed in the Company's financial statements, the Company will require additional cash. The Company will also require additional cash to implement the Company's business strategies, including cash for (i) payment of increased operating expenses and (ii) further implementation of those business strategies. No assurance can be given, however, that the Company will have access to the capital markets in the future, or that financing will be available on acceptable terms to satisfy the Company's cash requirements needed to implement the Company's business strategies. The Company's inability to access the capital markets or obtain acceptable financing could have a material adverse effect on the Company's results of operations and financial condition and could severely threaten the Company's ability to operate as a going concern.

The Company's forecast of the period of time through which the Company's financial resources will be adequate to support the Company's operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary as a result of a number of factors.

The Company anticipates that it will need to raise additional capital within the next 12 months in order to continue as a going concern. Such additional capital may be raised through additional public or private financings, as well as borrowings and other resources. To the extent that additional capital is raised through the sale of equity or equity-related securities, the issuance of such securities could result in dilution of the Company's stockholders. There can be no assurance that additional funding will be available on favorable terms, if at all. If adequate funds are not available within the next 12 months, the Company may be required to curtail the Company's operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require it to relinquish rights to certain of the Company's assets that the Company would not otherwise relinquish.

The Company does not anticipate any material expenditures within the next 12 months that will affect the Company's liquidity. The Company does not anticipate any significant research and development within the next 12 months, nor does the Company anticipate that it will lease or purchase any significant equipment within the next 12 months. The Company does not anticipate a significant change in the number of its employees within the next 12 months. The Company is not aware of any material commitment or condition that may affect the Company's liquidity within the next 12 months.

(e) Description of Property

Property held by the Company. As of the dates specified in the following table, the Company held the following property:

               Property          February 29, 2000         May 31, 2000
               --------          -----------------         ------------

               Cash               $ 14,090.00              $  8,831.00
               Property
               and Equipment      $  2,916.00              $  2,697.00

(f) Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of September 15, 2000 by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors and named executive officers, and (iii) all directors and executive officers of the Company as a group.

                   Name and Address        Amount and Nature             Percent
Title of Class    of Beneficial Owner     of Beneficial Owner           of Class
--------------    -------------------     -------------------           --------
$.001 Par Value   Guy Brooks              President and Director          10.2 %
Common Stock      5255 Gulf Place         646,068 common shares (1)

                  West Vancouver, B.C.
                  Canada V7W 2V9

$.001 Par Value   Victoria Brooks         Chief Operating Officer          16.2%
Common Stock      5255 Gulf Place         and Director
                  West Vancouver, B.C.    1,027,000 common shares(2)
                  Canada V7W 2V9

$.001 Par Value   Brian Buchanan          Vice President Corporate          4.7%
Common Stock      2876-139A Street        Development and Director
                  White Rock, B.C.        300,000 common shares
                  Canada, V4P 2N1


$.001 Par Value   Shiraz Hussein          Treasurer and Director           0.39%
Common Stock      4911 Wintergreen Ave.   25,000 common shares
                  Richmond, B.C.
                  Canada V7C 1L4

$.001 Par Value   James Henshall          Director                         0.39%
Common Stock      #602-1040 West          25,000 common shares
                  Georgia St.
                  Vancouver, B.C.
                  Canada V7C 1L4

$.001 Par Value   Duncan Merrin           350,000 common shares             5.5%
Common Stock      c/o Oberon Group Ltd.
                  111 North Bride Road
                  #18-01
                  Peninsula Plaza,
                  Singapore 179098

$.001 Par Value   Mervyn Zabinsky         375,000 common shares             5.9%
Common Stock      23 Woodwoards Road
                  Richmond, B.C.
                  Canada V7E 6G7

All Directors and Officers as a Group     2,023,068 common shares          31.9%

(1) Includes 206,068 shares owned by BBB Consultants Ltd., a company controlled by Guy Brooks.

(2) All such shares are held in the name of Victoria Brooks Investments Inc., a company controlled by Victoria Brooks.

Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of the Company's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Company's common stock indicated as beneficially owned by them.

(g)  Directors, Executive Officers, Promoters and Control Persons

Executive Officers of the Company:
            Name:                        Age:               Office(s):
            -----                        ----               ----------
            Guy Brooks                    44                President, CEO
            Victoria H. Brooks            49                COO
            Brian Buchanan                52                Vice President
            Bill Kaleta                   51                Vice President
            Shiraz Hussein                52                Treasurer

Board of Directors of the Company:
            Name:                        Age:               Title:
            -----                        ----               ------
            Victoria H. Brooks            49                Co-Chairman
            Guy Brooks                    44                Co-Chairman
            Brian Buchanan                52                Director
            Shiraz Hussein                52                Director
            James Henshall                53                Director

Biographical Information on Company's Officers and Directors:

Victoria Brooks, age 49, is the Chief Operating Officer and a director of the Company. Mrs. Brooks is also a director of GreatestEscapes.com Holdings Ltd., a subsidiary of the Company. She is also the Editor-in-Chief of all of the Company's publications and a partner with Guy Brooks in the creation and development of GreatestEscapes.com Corp. Mrs. Brooks is a freelance travel writer and photographer and five-time published guidebook author. Mrs. Brooks is the creator and co-author of the Kick Start business travel guide series. Together with her husband Guy, they have had five of their Kick Start guides published--Vietnam, Indonesia, Malaysia, Hong Kong and Costa Rica. Mrs. Brooks writes freelance travel pieces for various Canadian and North American publications. Mrs. Brooks has a degree from Evergreen University in English Literature and has studied Journalism at Mount Royal College in Calgary, Alberta, Canada. She is an active member of the prestigious American Society of Travel Writers, the American Society of Journalists and Authors, the Writers Union of Canada, the Periodical Writers Association of Canada and the Travel Media Association of Canada. From 1980 to 1985, Mrs. Brooks worked in sales for

Qualico Calgary. From 1989 to 1992, Mrs. Brooks was the owner of Electric Sox & Stocks. From 1993 to 1999, Mrs. Brooks was an Editor and Freelance Writer for Kick Start Publishing.

Guy Brooks, age 44, is the President, Chief Executive Officer and a director of the Company. Mr. Brooks is also the President and a director of Greatestescapes.com Holdings Ltd., a subsidiary of the Company. He is also the Publisher and partner with Victoria in the development of GreatestEscapes.com Corp. Mr. Brooks has experience in project management and business development of both private and public companies. He is currently Director of a publicly listed gold exploration company and a Director of one Internet-related start-up company. Mr. Brooks studied Journalism at Carleton University. At various times, Mr. Brooks has held the following professional memberships: Australian Society of Investment & Financial Advisors; Institute of Company Directors; and Rotary Club of Perth. From 1990 to 1993, Mr. Brooks was the General Manager of Key to Asia Consulting. Also from 1990 to 1993, Mr. Brooks was the State General Manager for The Over 50's Friendly Society. From 1993 to 1999, Mr. Brooks has been a representative of Regal Capital Investments. From 1993 to 1999, Mr. Brooks was the Publisher and a partner in Kick Start Publishing. From 1996 to 1997, Mr. Brooks was the President of South East Asia Brewing. From 1997 to present, Mr. Brooks was Co-Chairman of the Board of Directors and President of Global Brewing Services. From 1999 to present, Mr. Brooks has been the President of BBB Consultants Ltd.

Brian Buchanan, age 52, is the Vice President of Corporate Development and a director of the Company. Mr. Buchanan brings a travel and business experience to the Company. His has experience in marketing and human resource techniques. Mr. Buchanan has developed management techniques that the Company hopes will enhance productivity as well as cultivate valuable relations with local business associates. His corporate background includes being Vice President and Director of Marketing for one of Canada's largest Insurance Brokerage companies for nine years. He is currently President and Chief Executive Officer of The Asia Group of Companies Holdings Ltd. and President and a Director of a publicly-traded junior mining company active in Southeast Asia. In 1979, Mr. Buchanan studied Business Administration at Fraser Valley College. Mr. Buchanan's professional memberships include the Insurance Council of British Columbia and Sales & Marketing Executives of Vancouver. From 1983 to 1991, Mr. Buchanan was a Vice President and a director of TOS Insurance. From 1991 to 1992, Mr. Buchanan was the General Manager of Southern Cross Agriculture. Also from 1991 to 1993, Mr. Buchanan was the Insurance Manager at TN Stevens Association. From 1993 to 1994, Mr. Buchanan was the General Sales Manager of Bow Mac Saturn Saab. From 1994 to present, Mr. Buchanan has been the President of Asia Group of Companies Holding Ltd. From 1995 to present, Mr. Buchanan has been the President of Spire Ventures Ltd.

William Kaleta, age 51, is the Chief Information Officer and Vice President Engineering of the Company. Mr. Kaleta has understanding and knowledge in the development of computer software for small and large corporations. Previously with Epost Innovations Inc., a company trading on the Over-the-Counter Bulletin Board maintained by the National Association of Securities Dealers, Corp. ("CYPOST") as Chief Information Officer and Lead Programmer, he was instrumental in establishing CYPOST as a leader in their industry. The Company believe the appointment of Mr. Kaleta is consistent with the Company's objective to establish Victoria Brooks' Greatest Escapes Travel WebZine as a popular travel webzine. Mr. Kaleta is familiar with many of the computer languages.

Shiraz Hussein, age 53, is a director of the Company. In 1969, Mr. Hussein earned a degree in Business Administration from Filton College in the United Kingdom. Mr. Hussein is currently a principal of Razzle & Company, a company which provides accounting services to reporting and non-reporting companies since October, 1988. Mr. Hussein has been a director of Arcturus Resources Ltd. and Spire Ventures Ltd., two reporting issuers. He also served as Secretary for Welcome Opportunities Ltd., a reporting issuer. He has been a director and officer of the Company since February, 1999.

James Henshall, age 53, has been a director of the Company since 1998. In 1970, Mr. Henshall earned a law degree at the University of Alberta in Canada. In 1974, Mr. Henshall earned a Bachelor of Arts degree at the University of Western Ontario in Canada. Mr. Henshall is a member of the Canadian Bar Association as well as the British Columbia Bar Association. From 1974 to 1978, Mr. Henshall worked as a Associate Attorney for Russell Dumoulin, in Canada. From 1978 to 1982, Mr. Henshall was a Partner at the law firm of Henshall Cottick. From 1982 to 1987, Mr. Henshall was a Partner with the law firm of Knott Pollard Morgan. From 1987 to 1995, Mr. Henshall was a Partner with the law firm of Alexander Holburn. Mr. Henshall currently works as an attorney with C.C. China Capital International Corp. He is also the Senior Vice President for C.C. China Capital International Corp.

Other Key Personnel

Katherine Means is a communications professional with 20 years of experience as a newspaper and magazine reporter, editor and feature writer. Her recent professional emphasis has been on travel and lifestyle writing. Katherine is Senior Contributing Editor to the Company's WebZine. Over the past 20 years her career as a magazine and newspaper editor has taken her to Jakarta and back to Houston where she now resides. As a freelance writer, Katherine has written for numerous publications including; Conroe Courier daily newspaper, Ultra Magazine (a regional lifestyle 4-color monthly magazine), local Houston newspapers, Adweek, American Automobile Association World, American Express Expression, Associated Press Special Editions, Body Smart (a health and fitness publication), Communication Arts, Continental Airlines Profiles, Houston Advanced Research Center Corollary, Houston Home & Living, Houston Magazine, San Francisco Review of Books, Singapore Airlines Silver Kris, Southwest Airlines Spirit, and others. Ms. Means has a Bachelor of Arts in Journalism from Ohio State University, and completed graduate courses in journalism at The University of North Washington. She also holds a certificate in publishing from Rice University and is active in various service organizations.

Suzie Rodriguez is www.greatestescapes.com's Senior Contributing Editor. The daughter of a United States Air Force officer, she has traveled extensively in South America, Africa, Japan, Europe and the South Pacific. A freelance writer whose work has appeared in many national newspapers and magazines, Ms. Rodriguez is also the author of two books, one of which, Found Meals of the Lost Generation (published by Faber and Faber), about Americans in Paris in the 1920s, has been translated into five languages. She holds two degrees from California's Stanford University, has attended the Sorbonne, and is currently at work on a biography of wealthy salonist and proto-feminist Natalie Clifford Barney.

Jim Johnson is the Company's "Man about Town" correspondent. Mr. Johnson has been a freelance travel writer for 15 years, primarily for the travel sections of Sunday newspapers like the Los Angeles Times, Atlanta Journal-Constitution, Boston Globe, and smaller papers published in the United States.

Rita Cooke is the Editorial Director of Insider magazine and Editor-in-Chief of the Creative Alliance Monthly newsletter. She lives in Los Angeles and has also written 14 screenplays. Ms. Cooke is on the Steering Committee of Cinewomen in Los Angeles and is currently working on a book titled Screenwriters: From Inspiration to Action. Ms. Cooke's travel articles have been published in both national and international publications.

(h)  Executive Compensation - Remuneration of Directors and Officers.

Any compensation received by officers, directors, and management personnel of the Company will be determined from time to time by the Board of Directors of the Company. Officers, directors, and management personnel of the Company will be reimbursed for any out-of-pocket expenses incurred on behalf of the Company.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services in all capacities to the Company payable to the Chief Executive Officer of the Company and the other executive officers of the Company whose total annual salary and bonus is anticipated to exceed $50,000 during the year ending The Board of Directors of the Company has recently adopted an incentive stock option plan for its executive officers which will result in additional compensation.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION
--------------------------------------------------------------------------------
    Name and                                    Other Annual        All Other
   Principal        Year            Salary   Bonus    Compensation  Compensation
   Position                                   ($)       ($)
--------------------------------------------------------------------------------
Guy Brooks      Up to 02/28/1999    None      None        None             None
President, CEO  Up to 02/29/2000  $18,000.00  None        None             None
and Director
--------------------------------------------------------------------------------
Victoria Brooks Up to 02/29/1999    None      None        None             None
COO and         Up to 02/29/2000  $18,000.00  None        None             None
Director
--------------------------------------------------------------------------------
Brian Buchanan  Up to 02/28/1999    None      None        None             None
VP of Corporate Up to 02/29/2000  $16,720.00  None        None             None
Development
and Director
--------------------------------------------------------------------------------

Compensation of Directors. Directors who are also employees of the Company receive no extra compensation for their service on the Board of Directors of the Company.

Employment Contracts. The Company has not entered into any employment contracts, but anticipates entering into employment contracts with certain management and other key personnel.

Stock Option Plans. The Board of Directors of the Company have recently adopted a stock option plan ("Stock Option Plan"). Pursuant to the provisions of the proposed Stock Option Plan, certain shares of the Company's $.001 par value common stock will be reserved for issuance upon exercise of options. The Stock Option Plan will be designed to retain qualified and competent officers, employees, and directors of the Company. The Company's Board of Directors, or a committee thereof, shall administer the Stock Option Plan and will be authorized, in its sole and absolute discretion, to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. Options will be granted pursuant to the provisions of the Stock Option Plan on such terms and at such prices as determined by the Company's Board of Directors. Options granted under the Stock Option Plan will be exercisable after the period specified in the option agreement. Options granted under the Stock Option Plan will not exercisable after the expiration of 10 years from the date of grant. The Stock Option Plan will also authorize the Company to make loans to optionees to enable them to exercise their options. At present, no options have been granted.

Stock Awards Plan. The Company has not adopted a Stock Awards Plan, but may do so in the future. The terms of any such plan have not been determined.

(h) Certain Relationships and Related Transactions

Related Party Transactions. On or about February 9, 1999, the Company purchased the intellectual property of Kick Start Publishing, a partnership owned by Victoria Brooks and Guy Brooks, for $1.00. The intellectual property included the Company's WebZines, travel names and trade names, and the Company's virtual department store. On March 19, 1999, Victoria Brooks Investments, Corp. received 1,000,000 shares of the Company's common stock in a transaction which qualified for the nonpublic offering exemption under Section 4(2) of the Securities Act of 1933 and which also qualified for the exemption specified by Regulation S.

The Company pays consulting and accounting fees to Razzle & Company, a company controlled by Shiraz Hussein, Treasurer and a director of the Company.

Victoria Brooks, Chief Operating Officer and a director of the Company, has entered into a contract with the Company whereby she is paid a fee for supplying content for the Company's website.

Brian Buchanan, Vice-President of Corporate Development and a director of the Company, has made loans to the Company. The Company has agreed to pay such loans when the funds become available.

The Company will attempt to resolve any such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to the Company and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company on or behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to the Company.

(i)  Legal Proceedings

There are no legal actions pending against the Company nor are any such legal actions contemplated.

(j)  Market for Common Equity and Related Stockholder Matters

On or about June 26, 2000 the Company was cleared by the NASD to list the Company's securities on the Pink Sheets maintained by the NASD. With the completion of the Merger, the Company is applying for participation on the OTC Bulletin Board, an electronic quotation medium for securities traded outside the Nasdaq Stock Market. There can be no assurance that the Company will be approved for participation on the OTC Bulletin Board.

(k)   Recent Sales of Unregistered Securities

There have been no sales of unregistered securities by the Company within the last three (3) years which would be required to be disclosed pursuant to Item 701 of Regulation S-B, except for the following:

On February 25, 1999, Victoria Brooks paid $5,000.00 for 1,000,000 shares of the Company's common stock. Such shares were issued in reliance upon the exemption from registration and prospectus delivery requirements of Regulation S.

On or about February 26, 1999, Guy Brooks, Brian Buchanan, Shiraz Hussein and James Henshall, all officers and/or directors of the Company, purchased 850,000 shares of the Company's common stock for $.005 per share for a total of $4,250. The transactions qualified for the non-public offering exemption specified by
Section 4(2) of the Securities Act of 1933 and Rule 504 of Regulation D.

Also on February 26, 1999, 13 shareholders paid $.005 per share for 2,610,000 shares of the Company's common stock for a total of $13,050 under the exemption provided by Rule 504 of Regulation D.

On or about April 2, 1999, 16 shareholders paid $99,249.90, or $.15 per share, for 661,666 shares of the Company's common stock under an offering exempt for registration pursuant to Rule 504 of Regulation D.

On or about June 14, 1999, 9 shareholders paid $150,825, or $.25 per share, for 603,300 shares of the Company's common stock under an exemption from registration specified by Regulation S.

On or about July, 7, 1999, 1 shareholder paid $12,500 or $.25 per share, for 50,000 shares of the Company's common stock under an exemption from registration specified by Regulation S.

On or about November 5 1999, 1 shareholder paid $20,000, or $.25 per share, for 80,000 shares of the Company's common stock under an exemption from registration specified by Regulation S.

On or about February 8, 2000, 4 shareholders paid $78,300, or $.25 per share, for 312,000 shares of the Company's common stock under an exemption from registration specified by Regulation S.

On or about March 28, 2000, 1 shareholder paid $3,450 or $.25 per share, for 13,800 shares of the Company's common stock under an exemption from registration specified by Regulation S.

On or about July 5, 2000, 2 shareholders paid $51,517 or $.25 per share, for 206,608 shares of the Company's common stock under an exemption from registration specified by Regulation S.

k)    Description of Securities

The Company is authorized to issue 200,000,000 shares of common stock, $.001 par value, each share of common stock having equal rights and preferences, including voting privileges. The Company is not authorized to issue shares of preferred stock. As of September 15, 2000, there were 5,8884,734 shares of the Company's common stock issued and outstanding.

The shares of $.001 par value common stock of the Company constitute equity interests in the Company entitling each shareholder to a pro rata share of cash distributions made to shareholders, including dividend payments. The holders of the Company's common stock are entitled to one vote for each share of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors of the Company or any other matter, with the result that the holders of more than 50% of the shares voted for the election of those directors can elect all of the Directors. The holders of the Company's common stock are entitled to receive dividends when, as and if declared by the Company's Board of Directors from funds legally available therefor; provided, however, that cash dividends are at the sole discretion of the Company's Board of Directors. In the event of liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities of the Company and after provision has been made for each class of stock, if any, having preference in relation to the Company's common stock. Holders of the shares of Company's common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Company's common stock. All of the outstanding shares of Company's common stock are duly authorized, validly issued, fully paid and non-assessable.

(l)   Indemnification of Directors and Officers

Currently, the Company does not have a provision in either the Company's Articles of Incorporation or Bylaws limiting the liability of the Company's officers and directors. The Company may, in the future and with shareholders' consent, amend the Company's Articles of Incorporation to limit the liability of the Company's officers and directors. In such a case, the Company's officers and directors will not be liable to the Company for monetary damages occurring because of a breach of their fiduciary duty as officers and directors in certain circumstances. Such limitation will not affect liability for any breach of an officer's or director's duty to the Company or the Company's shareholders (i) with respect to approval by the officer or director of any transaction from which he or she derives an improper personal benefit, (ii) with respect to acts or omissions involving an absence of good faith, that he or she believes to be contrary to the best interests of the Company or the Company's shareholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitute an unexcused pattern of inattention that amounts to an abdication of his or her duty to the Company or the Company's shareholders, or that indicate a reckless disregard for his or her duty to the Company or the Company's shareholders in circumstances in which he or she was or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Company or the Company's shareholders, or (iii) based on transactions between the Company and the Company's officers and directors or another corporation with interrelated officers or directors or on improper distributions, loans or guaranties pursuant to applicable sections of the General Corporation Law of Nevada. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

Indemnification Agreements. The Company anticipates that the Company will enter into indemnification agreements with each of the Company's directors and executive officers pursuant to which the Company shall indemnify each such director and officer for all expenses and liabilities, including criminal monetary judgments, penalties and fines, incurred by each such director and officer in connection with any criminal or civil action brought or threatened against such director and officer because of such director and officer being or having been an executive officer or director of the Company. To be entitled to indemnification by the Company, such person must have acted in good faith and in a manner such person believed to be in the best interests of the Company and, with respect to criminal actions, such director and officer must have had no reasonable cause to believe his or her conduct was unlawful.


      DISCLOSURE OF OPINION OF SECURITIES AND EXCHANGE COMMISSION REGARDING
                 INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

INSOFAR AS INDEMNIFICATION FOR LIABILITIES OCCURRING PURSUANT TO THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT OF 1933 AND IS, THEREFORE, UNENFORCEABLE.

(m)   Financial Statements

Copies of the financial statements specified in Regulation 228.310 (Item 310) are filed with Form 8K (see Item 7 below).

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S ACCOUNTANT.

        Not Applicable

ITEM 5. OTHER EVENTS.

Successor Issuer Election

Upon effectiveness of the Merger on October 16, 2000, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Commission, the Company became the successor issuer to Capstra for reporting purposes under the Securities Exchange Act of 1934 (the "Exchange Act") and elects to report under the Exchange Act effective October 16, 2000.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

The officers and directors of Capstra, John Mackay and Rod Saunders, resigned such offices as a result of the merger with the Company. The officers and directors of the Company will continue as the officers and directors of the successors issuer.

ITEM 7. FINANCIAL STATEMENTS

(a) Index to Financial Statements.


     Audited Financial Statements of the Company:

     Auditors Report                                                        F-1

     Balance Sheet as at February 28, 1999 and February 29, 2000            F-2

     Statement of Operations                                                F-3

     Statement of Stockholders' Deficit                                     F-4

     Statement of Cash Flows                                                F-5

     Notes to Financial Statements                              F-6 through F-8

     Unaudited (Auditor Reviewed) Financial Statements:

     Independent Accountant's Report                                        F-9

     Balance Sheet as at May 31, 2000 and February 29, 2000                 F-10

     Statement of Operations for Three Months Ended May 31, 2000            F-11

     Statement of Stockholders' Deficit from February 10, 1999
     to May 31, 2000                                                        F-12

     Statement of Cash Flows for Three Months Ended May 31, 2000            F-13

     Notes to Financial Statements                                          F-14

     Unaudited (Management Prepared) Financial Statements                   F-15

     Balance Sheet as at Aug 31, 2000 and February 29, 2000                 F-16

     Statement of Operations for six Months Ended August 31, 2000           F-17

     Statement of Cash Flows for six Months Ended August 31, 2000           F-18

     Statement of Stockholders' Deficit from Inception
     to August 31, 2000                                                     F-19

     Notes to Financial Statements                                          F-20

(b) Index to Exhibits.

Copies of the following documents are filed with this Form 8K as exhibits:

     Exhibits                                                               Page

     1    Corporate Charter                                                 E-1

     2    Articles of Incorporation                             E-2 through E-4

     3    Bylaws                                                E-5 through E-15

     4    Intellectual Property Assignment Between Kick
          Start Publishing and Greatestescapes.com                          E-16
          through E-17

     5    Public Relations Agreement Between Between Kathleen
          Carney & Associates and Greatestescapes.com          E-18 through E-19

     6    Distribution Agreement Between WORDS Distributing
          and Greatescapes.com Publishing                      E-20 through E-32

     7    Supplier Agreement Between Organic Buckwheat Pillow
          Products of Canada & USA and Greatestescapes.com     E-33 through E-40

     8    Supplier Agreement Between Microsoie, Inc.
          and Greatestescapes.com                              E-41 through E-48

     9    Supplier Agreement Between Ulysses Press
          and Greatestescapes.com                              E-49 through E-57

     10   Supplier Agreement Between SunDreamer
          and Greatestescapes.com                              E-58 through E-65

     11   Supplier Agreement Between Attart Industries, Inc.
          and Greatestescapes.com                              E-66 through E-73

     12   Merger Agreement between the Company
          and Capstra Capital Corp.                                         E-74

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CHARTERED ACCOUNTANTS TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GREATESTESCAPES.COM CORP.(A Development Stage Company)

We have audited the accompanying balance sheets of Greatestescapes.com Corp. as at February 29, 2000 and February 28, 1999 and the related statements of operations, shareholders' deficit and cash flows for the year, the initial 19 day period and the period from inception, February 10, 1999 through February 29, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at February 29, 2000 and February 28, 1999 and the results of its operations and the cash flows for the year, the initial 19 day period and the period from inception February 10, 1999 through February 29, 2000 in conformity with generally accepted accounting principles in the United States.

                            /s/ Pannell Kerr Forster

                            Chartered Accountants


Vancouver, Canada
May 4, 2000

Page F-2


--------------------------------------------------------------------------------

GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Balance Sheets
(U.S. Dollars)
                                                  February 29,  February 28,
                                                     2000          1999
--------------------------------------------------------------------------------
Assets

Current
  Cash                                            $  14,090      $  11,911
  Account receivable                                  3,470             30
--------------------------------------------------------------------------------
                                                     17,560         11,941
Property and Equipment (note 3)                       2,916              0
Other (note 4)                                            1              1
--------------------------------------------------------------------------------
                                                  $  20,477      $  11,942
================================================================================
Liability

Current
  Accounts payable                                $  23,552      $  15,460
--------------------------------------------------------------------------------

Commitment (note 7)

Stockholders' Deficit

Common Stock, $0.001 par value; 200,000,000
shares authorized, 5,121,666 (1999 - 4,460,000)
shares issued and outstanding                         5,122          4,460

Additional Paid-In Capital                          116,428         17,840
Share Subscriptions                                 150,825              0
Other Comprehensive Income                            1,048              0
Accumulated Deficit                                (276,498)       (25,818)
--------------------------------------------------------------------------------
                                                     (3,075)        (3,518)
--------------------------------------------------------------------------------
                                                  $  20,477      $  11,942
================================================================================

See notes to financial statements.

Page F-3


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Operations
(U.S. Dollars)

                                                                     Period
                                                                 from Inception
                                               Initial 19 Day     February 10,
                                  Year Ended    Period Ended      1999 Through
                                 February 29,   February 28,      February 29,
                                     2000           1999              2000
--------------------------------------------------------------------------------
Expenses
  Administrative and general          24,294              0         24,294
  Advertising and promotion           14,798              0         14,798
  Bank charges                           374             75            449
  Corporate development               24,720              0         24,720
  Depreciation                           515              0            515
  Designers, editors and writers      37,999              0         37,999
  Investor relations                   4,065              0          4,065
  Management fees                     36,000              0         36,000
  Office                               8,337              0          8,337
  Printing and reproductions          11,051              0         11,051
  Professional fees                   35,778         25,417         61,195
  Regulatory fees                      7,990              0          7,990
  Telephone                            3,815            326          4,141
  Website development                 40,944              0         40,944
--------------------------------------------------------------------------------
Net Loss for Period               $  250,680     $   25,818     $  276,498
================================================================================
Net Loss Per Share                $     0.05     $     0.01
================================================================================
Weighted Average Number
  of Shares Outstanding            4,620,738      4,460,000
================================================================================

See notes to financial statements.

Page F-4


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Stockholders' Deficit
(U.S. Dollars)

                                                        Additional                         Other                         Total
                               Common Stock               Paid-In          Share       Comprehensive   Accumulated    Stockholders'
                           Number         Amount         Capital       Subscriptions       Income        Deficit         Deficit
-----------------------------------------------------------------------------------------------------------------------------------
February 10, 1999
  (Inception)                    0    $         0    $         0       $       0          $       0      $       0     $         0
Issuance of Common
  Stock                  4,460,000          4,460         17,840               0                  0              0          22,300
Net Loss                         0              0              0               0                  0        (25,818)        (25,818)
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
February 28, 1999        4,460,000          4,460         17,840               0                  0        (25,818)         (3,518)
Issuance of Common
  Stock                    661,666            662         98,588               0                  0              0          99,250
Share Subscriptions
  Received                       0              0              0         150,825                  0              0         150,825
Other Comprehensive
  Income                         0              0              0               0              1,048              0           1,048
Net Loss                         0              0              0               0                  0       (250,680)       (250,680)
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
February 29, 2000        5,121,666    $     5,122    $   116,428       $ 150,825          $   1,048      $(276,498)    $    (3,075)
===================================================================================================================================

See notes to financial statements.

Page F-5


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Cash Flows
(U.S. Dollars)

                                                                     Period
                                                                 from Inception
                                               Initial 19 Day     February 10,
                                  Year Ended    Period Ended      1999 Through
                                 February 29,   February 28,      February 29,
                                     2000           1999              2000
--------------------------------------------------------------------------------
Operating Activities
  Net loss                         $(250,680)     $ (25,818)     $(276,498)
  Adjustments to reconcile net
    loss to net cash used by
    operating activities
      Depreciation                       515              0            515
  Changes in operating assets
    and liabilities
    Account receivable                (3,440)           (30)        (3,470)
    Accounts payable                   8,092         15,460         23,552
--------------------------------------------------------------------------------
Net Cash Used by Operating
Activities                          (245,513)       (10,388)      (255,901)
--------------------------------------------------------------------------------

Investing Activities
  Acquisition of intellectual
   property                                0             (1)            (1)
  Acquisition of property and
   equipment                          (3,431)             0         (3,431)
--------------------------------------------------------------------------------
Net Cash Used by Investing
   Activities                         (3,431)            (1)        (3,432)
--------------------------------------------------------------------------------
Financing Activities
  Share subscriptions received       150,825              0        150,825
  Issuance of common stock            99,250         22,300        121,550
--------------------------------------------------------------------------------
Net Cash Provided by
   Financing Activities              250,075         22,300        272,375
--------------------------------------------------------------------------------
Effect of Foreign Currency
   Translation on Cash                 1,048              0          1,048
--------------------------------------------------------------------------------
Cash Inflow                            2,179         11,911         14,090
Cash, Beginning of Period             11,911              0              0
--------------------------------------------------------------------------------
Cash, End of Period                $  14,090      $  11,911      $  14,090
================================================================================

See notes to financial statements.

Page F-6


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Year Ended February 29, 2000 and Initial 19 Day Period Ended February 28, 1999 (U.S. Dollars)

1. BACKGROUND AND BUSINESS

The Company was incorporated on February 10, 1999 under the laws of the State of Nevada. The Company is in the development stage as more fully defined in statement No. 7. of the Financial Accounting Standards Board. The Company intends to operate as a multi media travel related publishing enterprise. The Company markets and will market travel-related products based on the content of its print publications as well as its digital Internet magazine. Products will include a wide range of goods including books, individual stories and hundreds of items in its online store www.GreatestEscapesStore.com. The Company intends developing other travel products to be sold and distributed through its on-line department store, two websites www.GreatestEscapesStore.com and www.LiteraryTrips.com and other more traditional outlets.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) Property and equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation of property and equipment are calculated as follows:
Equipment and furniture - 30% Declining balance

(b) Foreign currency translation

Amounts recorded in foreign currency are translated into U.S. dollars as follows:

(i) Current assets and current liabilities, at the rate of exchange in effect at the balance sheet date;

(ii) Expenses at the average rate of exchange for the period

Gains arising from this translation of foreign currency are accounted for as other comprehensive income shown as a separate component of stockholders' deficit.

(c) Net loss per share

Net loss per share computations are based on the weighted average number of common shares outstanding during the year.

(d) Financial instruments

The Company's financial instruments consist of cash, account receivable and accounts payable. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk.

Page F-7

--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Year Ended February 29, 2000 and Initial 19 Day Period Ended February 28, 1999 (U.S. Dollars)


2. SIGNIFICANT ACCOUNTING POLICIES

(e) Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

3. PROPERTY AND EQUIPMENT

                                         2000                          1999
--------------------------------------------------------------------------------
                                     Accumulated
                          Cost       Depreciation       Net             Net
--------------------------------------------------------------------------------

     Equipment and
       furniture         $ 3,431       $   515        $ 2,916        $     0
================================================================================

4. OTHER ASSET

During the initial 19 day period ended February 28, 1999, the Company purchased intellectual property from Kick Start Publishing (a Proprietorship) for consideration of $1.00 cash. This intellectual property includes any trademark, travel names, associated registrations, etc. specifically relating to Greatest Escapes Travel Report and Greatest Escapes Travel Webzine.

5. RELATED PARTY TRANSACTIONS

During the year ended February 29, 2000, the Company paid related parties $89,706 in administration, corporate development, management and professional fees. The above transactions were completed in the normal course of operations on normal market terms and were recorded at fair market value as estimated by management.

6. INCOME TAXES

A deferred tax asset stemming from the Company's net operating loss carry forward, has been reduced by a valuation account to zero due to uncertainties regarding the utilization of the deferred assets. At February 29, 2000, the Company has available a net operating loss carry forward of approximately $270,000 which it may use to offset future federal taxable income. The net operating loss carry forward if not utilized, will begin to expire in 2014.

Page F-8


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Year Ended February 29, 2000 and Initial 19 Day Period Ended February 28, 1999 (U.S. Dollars)

7. COMMITMENT

During the year ended February 29, 2000, the Company entered into a marketing agreement with Net Media, an unrelated third party. The Company agreed to compensate Net Media for services rendered with the following:

i) 50,000 common shares of the Company;

ii) 20% sales commission on all advertising placed and/or contracted directly or indirectly by Net Media for the Company and their affiliates;

iii) 20% production commission on all required material;

iv) $5,000 monthly draw against production and sales commissions earned; and,

v) 8-10% on on-line product and service sales introduced by Net Media (unless otherwise agreed prior to listing the product or service).

Subsequent to the year end, the Company terminated its agreement with Net Media for non- performance. It is management's opinion that amounts paid to the date of this report will satisfy the Company's obligations under the agreement.

Page F-9


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Financial Statements
(U.S. Dollars)
May 31, 2000 and February 29, 2000
(Unaudited)

              INDEX                                                     Page

              Independent Accountant's Report                            1

              Financial Statements

              Balance Sheets                                             2

              Statements of Operations                                   3

              Statements of Stockholders' Deficit                        4

              Statements of Cash Flows                                   5

              Notes to the Financial Statements                          6

--------------------------------------------------------------------------------


                         INDEPENDENT ACCOUNTANT'S REPORT

We have reviewed the accompanying interim financial statements of Greatestescapes.com Corp. as at May 31, 2000, and for the three month period then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial date and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying statements for them to be in conformity with generally accepted accounting principles.

                                 /s/ Pannell Kerr Forster

                                 Chartered Accountants


Vancouver, Canada
July 15, 2000

Page F-10


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Balance Sheets
(U.S. Dollars)
(Unaudited)

                                                       May 31,      February 29,
                                                        2000            2000
--------------------------------------------------------------------------------
Assets

Current
  Cash                                                $   8,831      $  14,090
  Account receivable                                     10,926          3,470
--------------------------------------------------------------------------------
Total Current Assets                                     19,757         17,560
Property and Equipment                                    2,697          2,916
Other                                                         1              1
--------------------------------------------------------------------------------
Total Assets                                          $  22,455      $  20,477
================================================================================
Liability

Current
  Accounts payable and accrued liabilities            $  30,809      $  23,552
--------------------------------------------------------------------------------
Stockholders' Deficit

Common Stock, $0.001 par value; 200,000,000 shares
authorized, 5,121,666 shares issued and outstanding       5,122          5,122

Additional Paid-In Capital                              116,428        116,428
Share Subscriptions                                     246,800        150,825
Other Comprehensive Income                                  340          1,048
Accumulated Deficit                                    (377,044)      (276,498)
--------------------------------------------------------------------------------
Total Stockholders' Deficit                              (8,354)        (3,075)
--------------------------------------------------------------------------------
Total Liabilities and Stockholders' Deficit           $  22,455      $  20,477
================================================================================

See notes to financial statements.

Page F-11


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Operations
(U.S. Dollars)
(Unaudited)

                                                                      Period
                                                                  from Inception
                                                                   February 10,
                                                                   1999 Through
                                     Three Months Ended May 31,       May 31,
                                         2000           1999           2000
--------------------------------------------------------------------------------
Expenses
  Administrative and general        $    6,750      $    3,726      $   31,044
  Advertising and promotion              1,736               0          16,534
  Bank charges                             342              69             791
  Corporate development                  6,000           8,720          30,720
  Depreciation                             219               0             734
  Designers, editors and writers         6,280           1,544          44,279
  Investor relations                     7,125           3,028          11,190
  Management fees                        5,597          24,000          41,597
  Office                                 2,093           2,663          10,430
  Printing and reproductions             4,923             443          15,974
  Professional fees                     45,516           8,194         106,711
  Regulatory fees                          990           6,465           8,980
  Telephone                              1,635             895           5,776
  Website development                   11,340           3,365          52,284
--------------------------------------------------------------------------------
Net Loss for Period                 $  100,546      $   63,112      $  377,044
================================================================================
Net Loss Per Share                  $     0.02      $     0.01
================================================================================
Weighted Average Number of
 Shares Outstanding                  5,121,666       4,576,393
================================================================================

See notes to financial statements.

Page F-12


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Stockholders' Deficit
Period from Inception to May 31, 2000
(U.S. Dollars)
(Unaudited)

                                                        Additional                         Other                         Total
                               Common Stock               Paid-In          Share       Comprehensive   Accumulated    Stockholders'
                           Number         Amount         Capital       Subscriptions       Income        Deficit         Deficit
-----------------------------------------------------------------------------------------------------------------------------------
February 10, 1999
  (Inception)                    0    $         0    $         0       $       0          $       0      $       0     $         0

Issuance of Common
  Stock                  4,460,000          4,460         17,840               0                  0              0          22,300
Net Loss                         0              0              0               0                  0        (25,818)        (25,818)
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
February 28, 1999        4,460,000          4,460         17,840               0                  0        (25,818)         (3,518)
Issuance of Common
  Stock                    661,666            662         98,588               0                  0              0          99,250
Share Subscriptions
  Received                       0              0              0         150,825                  0              0         150,825
Other Comprehensive
  Income                         0              0              0               0              1,048              0           1,048
Net Loss                         0              0              0               0                  0       (250,680)       (250,680)
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
  February 29, 2000      5,121,666          5,122        116,428         150,825              1,048       (276,498)         (3,075)
Share Subscriptions
  Received                       0              0              0          95,975                  0              0          95,975
Other Comprehensive
  Income                         0              0              0               0               (708)             0            (708)
Net Loss                         0              0              0               0                  0       (100,546)       (100,546)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 2000    5,121,666    $     5,122    $   116,428      $  246,800          $     340      $(377,044)     $   (8,354)
===================================================================================================================================

See notes to financial statements.

Page F-13


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Statements of Cash Flows
(U.S. Dollars)
(Unaudited)

                                                                      Period
                                                                  from Inception
                                                                   February 10,
                                                                   1999 Through
                                     Three Months Ended May 31,       May 31,
                                         2000           1999           2000
--------------------------------------------------------------------------------
Operating Activities
  Net loss                          $ (100,546)     $  (63,112)     $ (377,044)
  Adjustments to reconcile net
    loss to net cash used by
    operating activities
      Depreciation                         219               0             734
  Changes in operating assets
    and liabilities
    Account receivable                  (7,456)           (883)        (10,926)
    Accounts payable                     7,257         (10,052)         30,809
--------------------------------------------------------------------------------
Net Cash Used by Operating
    Activities                        (100,526)        (74,047)       (356,427)
--------------------------------------------------------------------------------
Investing Activities
  Acquisition of intellectual
     property                                0               0              (1)
  Acquisition of property and
     equipment                               0          (2,377)         (3,431)
--------------------------------------------------------------------------------
Net Cash Used by Investing
    Activities                               0          (2,377)         (3,432)
--------------------------------------------------------------------------------
Financing Activities
  Share subscriptions received          95,975               0         246,800
  Issuance of common stock                   0          99,250         121,550
--------------------------------------------------------------------------------
Net Cash Provided by Financing
    Activities                          95,975          99,250         368,350
--------------------------------------------------------------------------------
Effect of Foreign Currency
  Translation on Cash                     (708)           (223)            340
--------------------------------------------------------------------------------
Cash Inflow (Outflow)                   (5,259)         22,603           8,831
Cash, Beginning of Period               14,090          11,911               0
--------------------------------------------------------------------------------
Cash, End of Period                 $    8,831      $   34,514      $    8,831
================================================================================

See notes to financial statements.

Page F-14


--------------------------------------------------------------------------------
GREATESTESCAPES.COM CORP.
(A Development Stage Company)
Notes to Financial Statements
Three Months Ended May 31, 2000
(U.S. Dollars)
(Unaudited)

1. BASIS OF PRESENTATION

These unaudited financial statements have been prepared in accordance with generally accepted accounting principles in the United States for interim financial information. These financial statements are condensed and do not include all disclosures required for annual financial statements. The organization and business of the Company, accounting policies followed by the Company and other information are contained in the notes to the Company's February 29, 2000 audited financial statements.

In the opinion of the Company's management, these financial statements reflect all adjustments necessary to present fairly the Company's financial position at May 31, 2000, the results of operations and its cash flows for the three months ended May 31, 2000 and 1999. The results of operations for the three months ended May 31, 2000 are not necessarily indicative of the results to be expected for the entire fiscal year.

2. COMPARATIVE FIGURES

Operating results for the three month period ended May 31, 1999 were not audited or reviewed.

Page F-15


GreatestEscapes.com, Inc.
(A Development Stage Company)

Financial Statements
(Stated in U.S. Dollars)
August 31, 2000 and February 29, 2000
(Unaudited)

Page F-16

GreatestEscapes.com, Inc.
(A Development Stage Company)
Balance Sheets
(Stated in U.S. Dollars)
(Unaudited)

================================================================================
                                                     August 31,     February 29,
                                                         2000             2000
                                                            $                $
--------------------------------------------------------------------------------

Assets

Current
Cash and term deposits                                  2,171           14,090
Accounts receivable                                     8,861            3,470
--------------------------------------------------------------------------------
                                                       11,032           17,560

Property and Equipment                                  7,833            2,916
Other                                                       1                1
--------------------------------------------------------------------------------
Total Assets                                           18,866           20,477
--------------------------------------------------------------------------------

Liabilities

Current
Accounts payable and accrued liabilities               44,222           23,552
--------------------------------------------------------------------------------

Stockholders' Deficit

Common Stock, $0.001 par value; 200,000,000
  shares  authorized,
5,884,734 shares issued and outstanding                 5,885            5,122

Additional Paid-In Capital                            306,432          116,428
Share Subscriptions                                   117,633          150,825
Other Comprehensive Income                                325            1,048
Accumulated Deficit                                  (455,631)        (276,498)
--------------------------------------------------------------------------------
Total Stockholders' Deficit                           (25,356)          (3,075)
--------------------------------------------------------------------------------
Total Liabilities and Stockholders' Deficit            18,866           20,477
--------------------------------------------------------------------------------

Page F-17


GreatestEscape.com, Inc.
(A Development Stage Company)
Statements of Operations
(U.S. Dollars)
(Unaudited)


================================================================================
                                                                          Period
                                   Six months     Six Months      from Inception
                                        ended          ended        February 10,
                                   August 31,     August 31,        1999 Through
                                         2000           1999     August 31, 2000
                                            $              $                   $
--------------------------------------------------------------------------------

Revenue                                 8,203              0              8,203
--------------------------------------------------------------------------------

Expenses
Administrative and general             17,480         11,690             41,774
Advertising and promotion               4,058          2,850             18,856
Bank charges and interest                 598            152              1,047
Corporate development                  12,038         13,610             36,758
Depreciation                              871            180              1,386
Designers, editors and writers         17,027         14,335             55,026
Investor communications                 7,655          3,029             11,720
Management fees                         5,936         36,000             41,936
Office                                 13,464          4,832             21,801
Printing and reproductions              7,893          1,014             18,944
Professional fees                      63,196         17,775            124,391
Regulatory filing fees                  1,227          6,912              9,217
Telephone and faxes                     2,852          1,862              6,993
Website development                    33,041         12,704             73,985
--------------------------------------------------------------------------------
                                      187,336        126,945            463,834
--------------------------------------------------------------------------------
Net Loss for the period              (179,133)      (126,945)          (455,631)
--------------------------------------------------------------------------------

Page F-18

 GreatestEscape.com, Inc.
 (A Development Stage Company)
 Statement of Cash Flows
 (Stated in U.S. Dollars)
 (Unaudited)

================================================================================
                                                                          Period
                                   Six months     Six Months      from Inception
                                        ended          ended        February 10,
                                   August 31,     August 31,        1999 Through
                                         2000           1999     August 31, 2000
                                            $              $                   $
--------------------------------------------------------------------------------


Operating Activities
 Net loss                            (179,133)      (126,945)          (455,631)
 Adjustments to reconcile net
  loss to net cash used by
  operating activities
    Depreciation                          871            180              1,386
Changes in Operating Assets and
 Liabilities
 Accounts receivable                   (5,391)        (1,865)            (8,861)
 Accounts payable                      20,670        (10,052)            44,222
--------------------------------------------------------------------------------
Net Cash Used in Operating
 Activities                          (162,983)      (138,682)          (418,884)
--------------------------------------------------------------------------------

Investing Activities
 Acquisition of intellectual property       0              0                 (1)
 Acquisition of property and equipment (5,788)        (2,377)             2,357
--------------------------------------------------------------------------------
                                       (5,788)        (2,377)             2,356
--------------------------------------------------------------------------------

Financing Activities
 Share subscriptions received         157,575        146,750            308,400
 Issuance of common stock                   0              0            121,550
--------------------------------------------------------------------------------
Net Cash Provided by Financing
 Activities                           157,575        146,750            429,950
--------------------------------------------------------------------------------
Effect of Foreign Currency
 Translation on Cash                     (723)             -                325
--------------------------------------------------------------------------------
Cash Inflow (Outflow)                 (11,919)         5,691              2,171
Cash, Beginning of Period              14,090         11,911                  0
--------------------------------------------------------------------------------
Cash, End of period                     2,171         17,602              2,171
--------------------------------------------------------------------------------

Page F-19

GreatestEscape.com Inc.
(A Development Stage Company)
Statement of Shareholders' Deficit
Period from Inception to August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                  Common Stock             Additional                            Other                        Total
                                                              Paid-In           Share    Comprehensive   Accumulated  Stockholders'
                                   Number        Amount       Capital   Subscriptions           Income       Deficit         Equity
-----------------------------------------------------------------------------------------------------------------------------------
February 10, 1999
 (Inception)                            0             0             0               0                0             0             0
Issuance of Common Stock        4,460,000         4,460        17,840               0                0             0        22,300
Net Loss                                0             0             0               0                0       (25,818)      (25,818)
-----------------------------------------------------------------------------------------------------------------------------------

Balance,
 February 28, 1999              4,460,000         4,460        17,840               0                0       (25,818)       (3,518)
Issuance of Common Stock          661,666           662        98,588               0                0             0        99,250
Share Subscriptions
 Received                               0             0             0         150,825                0             0       150,825
Other Comprehensive Income              0             0             0               0            1,048             0         1,048
Net Loss                                0             0             0               0                0      (250,680)     (250,680)
-----------------------------------------------------------------------------------------------------------------------------------

Balance,
 February 29, 2000              5,121,666         5,122       116,428         150,825            1,048      (276,498)       (3,075)
Issuance of Common Stock          763,068           763       190,004        (190,767)               0             0             0
Share Subscriptions
 Received                               0             0             0         157,575                0             0       157,575
Other Comprehensive                     0             0             0               0             (723)            0          (723)
Net Loss                                0             0             0               0                0      (179,133)     (179,133)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, August 31, 2000        5,884,734         5,885       306,432         117,633              325      (455,631)      (25,356)
-----------------------------------------------------------------------------------------------------------------------------------

Page F-20

GreatestEscape.com Inc.
(A Development Stage Company)
Notes to Financial Statements
Six Months Ended August 31, 2000
(Stated in U.S. Dollars)
(Unaudited)

================================================================================


1.   BASIS OF PRESENTATION

     These unaudited financial statements are condensed and do not include all disclosures required for annual financial statements. The organization and business of the Company, accounting policies followed by the Company and other information are contained in the notes to the Company's February 29, 2000 audited financial statements.

Item 8. Change in Fiscal Year.

        Not Applicable

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GREATESTESCAPES.COM CORP.
                                          --------------------------------------
                                             (Registrant)


Dated: October 16, 2000     .                By:  /s/ Guy Brooks
                                          --------------------------------------
                                             Guy Brooks President

                                    EXHIBITS


                      THE GREAT SEAL OF THE STATE OF NEVADA
                                     [SEAL]
                                 STATE OF NEVADA
                                CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that GREATESTESCAPES.COM CORP. did on FEBRUARY 10, 1999, file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Las Vegas, Nevada, on FEBRUARY 10, 1999.

THE GREAT SEAL OF THE STATE OF NEVADA
[SEAL]

                                    /s/ Dean Heller
                                    Secretary of State


                                    By /s/ [ILLEGIBLE]
                                    Certification Clerk

--------------------------------------------------------------------------------


                                      FILED
                              IN THE OFFICE OF THE
                            SECRETARY OF STATE OF THE
                                 STATE OF NEVADA
                                   FEB 10 1999
                                  No. C3145-99
                                  ------------


                                    /s/ Dean Heller
                             DEAN HELLER, SECRETARY OF STATE


                            ARTICLES OF INCORPORATION
                                       OF
                            Greatestescapes.Com Corp.

KNOW ALL MEN BY THESE PRESENTS:

That we the undersigned, have this day voluntarily associated ourselves together for the purposes of forming a corporation under the laws of the State of Nevada and we do hereby certify:

                                        I

The name of this corporation is Greatestescapes.Com Corp.

                                       II

The resident agent of said corporation shall be Pacific Corporate Services, Inc, 7631 Bermuda Road, Las Vegas NV 89123 and such other offices as may be determined by the By-Laws in and outside of the State of Nevada.

                                       III

The objects to be transacted, business and pursuit and nature of the business, promoted or carried on by this corporation are and shall continue to be engaged in any lawful activity except banking or insurance.

                                       IV

The members of the governing board shall be styled Directors and the first Board of Directors shall consist of one (1). The number of stockholders of said corporation shall consist of one (1). The number of directors and stockholders of this corporation may, from time to time, be increased or decreased by an amendment to the Buy-laws of this Corporation in that regard, and without the necessity of amending these Articles of Incorporation. The names and addresses of the first Board of Directors and of the incorporators signing these Articles are as follows:

Kathy Whyte 16688-102 Avenue, Surrey, B.C. Canada V4N 4X2

                                        V

The Corporation is to have perpetual existence.

                                       E-2
--------------------------------------------------------------------------------


                                       VI

The total authorized capitalization of this Corporation shall be and is the sum of 200,000,000 shares of Common Stock at $0.001 par value, said stock to carry full voting power and the said shares shall be issued fully paid at such time as the Board of Directors may designate, in exchange for cash, property, or services, the stock of other corporations or other values, rights or things, and the judgment of the Board of Directors as to the value thereof shall be conclusive.

                                       VII

The capital stock shall be and remain non-assessable. The private property of the stockholders shall not be liable for the debts or liabilities of the Corporation.

IN WITNESS WHEREOF, I have set my hand this 8th day of February, 1999.

                                   /s/ K. Whyte
                                  ------------------------------------
                                   Kathy Whyte


              CITY OF SURREY,        )
              PROVINCE OF BRITISH    )
              COLUMBIA               )


On this 8 day of February, 1999, before me a Notary Public in and for said City of Surrey, Province of British Columbia, personally appeared, Kathy Whyte, known to me to be the person whose name is subscribed to the foregoing instrument, and she duly acknowledged to me that she executed the sane for the purpose therein mentioned.

IN WITNESS WHEREOF, I have set my hand and offered by official seal in the said City of Surrey, Province of British Columbia, Canada, the day and year in this Certificate first above written.

                            /s/ Janice A. McMath
                        -----------------------------
                                Notary Public
                              JANICE A. McMATH
                                NOTARY PUBLIC
                           200, 10351 - 150 STREET
                        SURREY, B.C. V3R 4B1 588-1202

                                       E-3
--------------------------------------------------------------------------------

                                 STATE OF NEVADA
                               Secretary of State
                         I hereby certify that this is a
                            true and complete copy of
                          the document as filed in this
                                     office.
                                   FEB 10 '99

                               /s/ Dean Heller
                                 DEAN HELLER
                              Secretary of State
                              By: /s/ [ILLEGIBLE]
                              ----------------------

E-4
--------------------------------------------------------------------------------

                                     BY-LAWS
                                       OF
                            Greatestescapes.Com Corp.
                              A Nevada Corporation
                               ARTICLE I - OFFICES

The registered office of the Corporation in the State of Nevada shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the State of Nevada as the Board of Directors may, from time to time, determine.

ARTICLE II - MEETING OF SHAREHOLDERS

Section 1 - Annual Meetings: (Chapter 78.310)

The annual meeting of the shareholders of the Corporation shall be held at the time fixed, from time to time, by the Directors.

Section 2 - Special Meetings: (Chapter 78.310)

Special meetings of the shareholders may be called by the Board of Directors or such person or persons authorized by the Board of Directors and shall be held within or without the State of Nevada.

Section 3 - Place of Meetings: (Chapter 78.310)

Meetings of shareholders shall be held at the registered office of the Corporation, or at such other places, within or without the State of Nevada as the Directors may from time to time fix. If no designation is made, the meeting shall be held at the Corporation's registered office in the state of Nevada.

Section 4 - Notice of Meetings: (Section 78.370)

(a) Written or printed notice of each meeting of shareholders, whether annual or special, signed by the president, vice president or secretary, stating the time when and place where it is to be held, as well as the purpose or purposes for which the meeting is called, shall be served either personally or by mail, by or at the direction of the president, the secretary, or the officer or the person calling the meeting, not less than ten or more than sixty days before the date of the meeting, unless the lapse of the prescribed time shall have been waived before or after the taking of such action, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, addressed to the shareholder as it appears on the share transfer records of the Corporation or to the current address, which a shareholder has delivered to the Corporation in a written notice.


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* Unless otherwise stated herein all references to "Sections" in these Bylaws refer to those sections contained in Title 78 of the Nevada Private Corporations Law.


                                   NV Bylaws-1

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(b) Further notice to a shareholder is not required when notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to him or her during the period between those two consecutive annual meetings; or all, and at least two payments sent by first-class mail of dividends or interest on securities during a 12-month period have been mailed addressed to him or her at his or her address as shown on the records of the Corporation and have been returned undeliverable.

Section 5 - Quorum: (Section 78.320)

(a) Except as otherwise provided herein, or by law, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Articles of Incorporation"), a quorum shall be present at all meetings of shareholders of the Corporation, if the holders of a majority of the shares entitled to vote on that matter are represented at the meeting in person or by proxy.

(b) The subsequent withdrawal of any shareholder from the meeting, after the commencement of a meeting, or the refusal of any shareholder represented in person or by proxy to vote, shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(c) Despite the absence of a quorum at any meeting of shareholders, the shareholders present may adjourn the meeting.

Section 6 - Voting and Acting: (Section 78.320 & 78.350)

(a) Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, any corporate action, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of shareholders at which a quorum is present, shall be the act of the shareholders of the Corporation.

(b) Except as otherwise provided by statute, the Certificate of Incorporation, or these bylaws, at each meeting of shareholders, each shareholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

(c) Where appropriate communication facilities are reasonably available, any or all shareholders shall have the right to participate in any shareholders' meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 7 - Proxies: (Section 78.355)

Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the shareholder himself, his authorized officer, director, employee or agent or by causing the signature of the stockholder to be affixed to the writing by any reasonable means, including, but not limited to, a facsimile signature, or by his attorney-in-fact there unto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the shareholder, or a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the shareholder. If it is determined that


                                   NV Bylaws-2

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the telegram, cablegram or other electronic transmission is valid, the persons appointed by the Corporation to count the votes of shareholders and determine the validity of proxies and ballots or other persons making these determinations must specify the information upon which they relied. No proxy shall be valid after the expiration of six months from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation. If any shareholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if one is present, then that one has and may exercise all of the powers conferred by the shareholder upon all of the persons so designated unless the shareholder provides otherwise.

Section 8 - Action Without a Meeting: (Section 78.320)

Unless otherwise provided for in the Articles of Incorporation of the Corporation, any action to be taken at any annual or special shareholders' meeting, may be taken without a meeting, without prior notice and without a vote if written consents are signed by a majority of the shareholders of the Corporation, except however if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, than that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the shareholders of the Corporation.

                        ARTICLE III - BOARD OF DIRECTORS
Section 1 - Number, Term, Election and Qualifications: (Section 78.115, 78.330)

(a) The first Board of Directors and all subsequent Boards of the Corporation shall consist of (), not less than 1 nor more than 9, unless and until otherwise determined by vote of a majority of the entire Board of Directors. The Board of Directors or shareholders all have the power, in the interim between annual and special meetings of the shareholders, to increase or decrease the number of Directors of the Corporation. A Director need not be a shareholder of the Corporation unless the Certificate of Incorporation of the Corporation or these Bylaws so require.

(b) Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation shall be elected at the first annual shareholders' meeting and at each annual meeting thereafter, unless their terms are staggered in the Articles of Incorporation of the Corporation or these Bylaws, by a plurality of the votes cast at a meeting of shareholders, by the holders of shares entitled to vote in the election.

(c) The first Board of Directors shall hold office until the first annual meeting of shareholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereinafter, Directors will be elected a the annual meeting of shareholders and shall hold office until the annual meeting of the shareholders next succeeding his election, unless their terms are staggered in the Articles of Incorporation of the Corporation (so long as at least one-fourth in number of the Directors of the Corporation are elected at each annual shareholders' meeting) or these Bylaws, or until his prior death resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.



                                   NV Bylaws-3

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(d) All Directors of the Corporation shall have equal voting power unless the
Articles of Incorporation of the Corporation provide that the voting power of individual Directors or classes of Directors are greater than or less than that of any other individual Directors or classes of Directors, and the different voting powers may be stated in the Articles of Incorporation or may be dependent upon any fact or event that may be ascertained outside the Articles of Incorporation if the manner in which the fact or event may operate on those voting powers is stated in the Articles of Incorporation. If the Articles of Incorporation provide that any Directors have voting power greater than or less than other Directors of the Corporation, every reference in these Bylaws to a majority or other proportion of Directors shall be deemed to refer to majority or other proportion of the voting power of all Directors or classes of Directors, as may be required by the Articles of Incorporation.

Section 2 - Duties and Powers: (Section 78.120)

The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except such as those stated under Nevada state law, are in the Articles of Incorporation or by these Bylaws, expressly conferred upon or reserved to the shareholders or any other person or persons named therein.

Section 3 - Regular Meetings; Notice: (Section 78.310)

(a) A regular meeting of the Board of Directors shall be held either within or without the State of Nevada at such time and at such place as the Board shall fix.

(b) No notice shall be required of any regular meeting of the Board of Directors and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting when such time and place was fixed before such change, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in these Bylaws with respect to special meetings, unless such notice shall be waived in the manner set forth in these Bylaws.

Section 4 - Special Meetings; Notice: (Section 78.310)

(a) Special meetings of the Board of Directors shall be held at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Except as otherwise required statute, written notice of special meetings shall be mailed directly to each Director, addressed to him at his residence or usual place of business, or delivered orally, with sufficient time for the convenient assembly of Directors thereat, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. If mailed, the notice of any special meeting shall be deemed to be delivered on the second day after it is deposited in the United States mails, so addressed, with postage prepaid. If notice is given by telegram, it shall be deemed to be delivered when the telegram is delivered to the telegraph company.

                                   NV Bylaws-4

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A notice, or waiver of notice, except as required by these Bylaws, need not specify the business to be transacted at or the purpose or purposes of the meeting.

(c) Notice of any special meeting shall not be required to be given to any Director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairperson:

The Chairperson of the Board, if any and if present, shall preside at all meetings of the Board of Directors. If there shall be no Chairperson, or he or she shall be absent, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

Section 6 - Quorum and Adjournments (Section 78.315)

(a) At all meetings of the Board of Directors, or any committee thereof, the presence of a majority of the entire Board, or such committee thereof, shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or these Bylaws.

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, whether or not a quorum exists. Notice of such adjourned meeting shall be given to Directors not present at time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors who were present at the adjourned meeting.

Section 7 - Manner of Acting: (Section 78.315)

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by law, by the Articles of Incorporation, or these bylaws, action approved by a majority of the votes of the Directors present at any meeting of the Board or any committee thereof, at which a quorum is present shall be the act of the Board of Directors or any committee thereof.

(c) Any action authorized in writing made prior or subsequent to such action, by all of the Directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors, or any committee thereof, and have the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board or committee for all purposes.

(c) Where appropriate communications facilities are reasonably available, any or all directors shall have the right to participate in any Board of Directors

                                   NV Bylaws-5

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meeting, or a committee of the Board of Directors meeting, by means of conference telephone or any means of communications by which all persons participating in the meeting are able to hear each other.

Section 8 - Vacancies: (Section 78.335)

(a) Unless otherwise provided for by the Articles of Incorporation of the Corporation, any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or other cause, shall be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the Board or by a sole remaining Director, at any regular meeting or special meeting of the Board of Directors called for that purpose except whenever the shareholders of any class or classes or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation of the Corporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

(b) Unless otherwise provided for by law, the Articles of Incorporation or these Bylaws, when one or more Directors shall resign from the board and such resignation is effective at a future date, a majority of the directors, then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote otherwise to take effect when such resignation or resignations shall become effective.

Section 9 - Resignation: (Section 78.335)

A Director may resign at any time by giving written notice of such resignation to the Corporation.

Section 10 - Removal (Section 78.335)

Unless otherwise provided for by the Articles of Incorporation, one or more or all the Directors of the Corporation may be removed with or without cause at any time by a vote of two-thirds of the shareholders entitled to vote thereon, at a special meeting of the shareholders called for that purpose, unless the Articles of Incorporation provide that Directors may only be removed for cause, provided however, such Director shall not be removed if the Corporation states in its Articles of Incorporation that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her. If a Director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that Director.

Section 11 - Compensation (Section 78.140)

The Board of Directors may authorize and establish reasonable compensation of the Directors for services to the Corporation as Directors, including, but not limited to attendance at any annual or special meeting of the Board.

                                   NV Bylaws-6

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Section 12 - Committees: (Section 78.125)

Unless otherwise provided for by the Articles of Incorporation of the Corporation, the Board of Directors, may from time to time designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Unless the Articles of Incorporation or Bylaws state otherwise, the Board of Directors may appoint natural persons who are not Directors to serve on such committees authorized herein. Each such committee shall serve at the pleasure of the Board and, unless otherwise stated by law, the Certificate of Incorporation of the Corporation or these Bylaws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

                              ARTICLE IV - OFFICERS

Section 1 - Number, Qualifications, Election and Term of Office: (Section
78.130)

(a) The Corporation's officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws. The officers of the Corporation shall consist of a president, secretary and treasurer, and also may have one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as the Board of Directors may from time to time deem advisable. Any officer may hold two or more offices in the Corporation.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of shareholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

Section 2 - Resignation:

Any officer may resign at any time by giving written notice of such resignation to the Corporation.

Section 3 - Removal:

Any officer elected by the Board of Directors may be removed, either with or without cause, and a successor elected by the Board at any time, and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

Section 4 - Vacancies:

(a) A vacancy, however caused, occurring in the Board and any newly created Directorships resulting from an increase in the authorized number of Directors may be filled by the Board of Directors.

                                   NV Bylaws-7

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Section 5 - Bonds:

The Corporation may require any or all of its officers or Agents to post a bond, or otherwise, to the Corporation for the faithful performance of their positions or duties.

Section 6 - Compensation:

The compensation of the officers of the Corporation shall be fixed from time to time by the Board of Directors.

                           ARTICLE V - SHARES OF STOCK

Section 1 - Certificate of Stock: (Section 78.235)

(a) The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

(b) Certificated shares of the Corporation shall be signed, (either manually or by facsimile), by officers or agents designated by the Corporation for such purposes, and shall certify the number of shares owned by him in the Corporation. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. If any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

(c) If the Corporation issues uncertificated shares as provided for in these Bylaws, within a reasonable time after the issuance or transfer of such uncertificated shares, and at least annually thereafter, the Corporation shall send the shareholder a written statement certifying the number of shares owned by such shareholder in the Corporation,

(d) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 2 - Lost or Destroyed Certificates: (Section 104.8405)

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed if the owner:

(a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser.

                                   NV Bylaws-8

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(b) files with the Corporation a sufficient indemnity bond; and

(c) satisfies such other requirements, including evidence of such loss, theft or destruction, as may be imposed by the Corporation.

Section 3 - Transfers of Shares: (Section 104.8401, 104.8406, & 104.8416)

(a) Transfers or registration of transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date: (Section 78.215 & 78.350)

(a) The Board of Directors may fix, in advance, which shall not be more than sixty days before the meeting or action requiring a determination of shareholders, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for shareholders entitled to notice of meeting shall be at the close of business on the day preceding the day or which notice is given, or, if no notice is given, the day on which the meeting is held, or if notice is waived, at the close of business on the day before the day on which the meeting is held.

(b) The Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted for shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights of shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action.

(c) A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 5 - Fractions of Shares/Scrip: (Section 78.205)

The Board of Directors may authorize the issuance of certificates or payment of money for fractions of a share, either represented by a certificate or uncertificated, which shall entitle the holder to exercise voting rights, receive dividends and participate in any assets of the Corporation in the event of liquidation, in proportion to the fractional holdings; or it may authorize

                                   NV Bylaws-9

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the payment in case of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the manual or facsimile signature of an officer or agent of the Corporation or its agent for that purpose, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of shareholder, except as therein provided. The scrip may contain any provisions or conditions that the Corporation deems advisable. If a scrip ceases to be exchangeable for full share certificates, the shares that would otherwise have been issuable as provided on the scrip are deemed to be treasury shares unless the scrip contains other provisions for their disposition.

                ARTICLE VI - DIVIDENDS (Section 78.215 & 78.288)

(a) Dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine and shares may be issued pro rata and without consideration to the Corporation's shareholders or to the shareholders of one or more classes or series.

(b) Shares of one class or series may not be issued as a share dividend to shareholders of another class or series unless:

(i) so authorized by the Articles of Incorporation;

(ii) a majority of the shareholders of the class or series to be issued approve the issue; or

(iii) there are no outstanding shares of the class or series of shares that are authorized to be issued.

                            ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change by the Board of Directors from time to time, subject to applicable law.

                 ARTICLE VIII - CORPORATE SEAL (Section 78.065)

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors. The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.

                             ARTICLE IX - AMENDMENTS

Section 1 - By Shareholders:

All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

Section 2 - By Directors: (Section 78.120)

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation.

                                  NV Bylaws-10

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ARTICLE X - WAIVER OF NOTICE: (Section 78.375)

Whenever any notice is required to be given by law, the Articles of Incorporation or these Bylaws, a written waiver signed by the person or persons entitled to such notice, whether before or after the meeting by any person, shall constitute a waiver of notice of such meeting.

               ARTICLE XI - INTERESTED DIRECTORS: (Section 78.140)

No contract or transaction shall be void or voidable if such contract or transaction is between the corporation and one or most of its Directors or Officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or Officers, are directors or officers, or have a financial interest, when such Director or Officer is present at or participates in the meeting of the Board, or the committee of the shareholders which authorizes the contract or transaction or his, her or their votes are counted for such purpose, if:

(a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of

Directors or the committee and are noted in the minutes of such meeting, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

(b) the material facts as to his, her or their relationship or relationships or interest or interests and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

(c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the shareholders; or

(d) the fact of the common directorship, office or financial interest is not disclosed or known to the Director or Officer at the time the transaction is brought before the Board of Directors' of the Corporation for such action.

Such interested Directors may be counted when determining the presence of a quorum at the Board of Directors' or committee meeting authorizing the contract or transaction.

ARTICLE XII - ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT: (Section
78.150 & 78.165)

The Corporation shall, within sixty days after the filing of its Articles of Incorporation with the Secretary of State, and annually thereafter on or before the last day of the month in which the anniversary date of incorporation occurs each year, file with the Secretary of State a list of its president, secretary and treasurer and all of its Directors, along with the post office box or street address, either residence or business, and a designation of its resident agent in the state of Nevada. Such list shall be certified by an officer of the Corporation.

                                  NV Bylaws-11

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                        INTELLECTUAL PROPERTY ASSIGNMENT

THIS ASSIGNMENT is made effective this 9th of February 1999, by Victoria and Guy Brooks (a.k.a. Kick Start Publishing) ("Assignor") having offices at 5255 Gulf Place West Vancouver, British Columbia, Canada and GreatestEscapes.com Inc., ("Assignee") a Nevada corporation, having offices at #450-800 West Pender Street, Vancouver, British Columbia Canada, V6C 2V6. The Assignor and Assignee are collectively referred to herein as the "Parties".

WHEREAS, the Assignor is the owner of Greatest Escapes Travel Report and Greatest Escapes Travel Webzine, and also if any trademark, travel names, associated registrations, etc., specifically relating to Greatest Escapes Travel Report and Greatest Escapes Travel Webzine.

Collectively referred to as "Property".

WHEREAS, the Assignee is interested in acquiring the Property including all domestic and foreign rights, registrations, and applications, from the Assignor, as part of the business to which the Property pertains, and the Assignor is interested in transferring the Property to the Assignee.

NOW, THEREFORE, the Assignor, for the sum of one United States dollar and other good and valuable consideration, the receipt, adequacy and sufficiency of which is acknowledged by the Assignor:

1. Hereby sells, assigns, transfers and conveys to the Assignee, its successors and assigns, the Assignor's entire right, title and interest in and to the Property and its associated registrations and applications, both domestic and foreign, together with the good will of the business associated with and symbolized by the Property; which for greater clarity excludes copyrights retained by authors of materials which have been used by the Assignor, Kick Start Publishing, and

a) Will, upon written request of Assignee, its successors and assigns, execute reasonable documents prepared at the expense of Assignee, its successors and assigns, to perfect its title to any and all rights in the Property conveyed hereunder; and

b) Will retain no rights in the Property or any use thereof; and

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c) Acknowledges Assignee's rights in the Property and will make no attempt, either directly or indirectly, to challenge those rights or undertake any act inconsistent with Assignee's rights, including but not limited to, attempting to register the Property or bringing any action or proceeding to contest the validity of the Property in any country, territory or region; and

2. The Assignor represents that as of the effective date of this agreement the Assignor knows of no other actual or potential claims or actions by a third parties that would impair or have a tendency to impair the Property value of the Property.

3. The Assignee agrees that it will not use the property in any way that would damage the good name and reputation of Victoria Brooks, Guy Brooks or Kick Start Publishing or the Assignor. In the event that Victoria Brooks, Guy Brooks, Kick Start Publishing or the Assignor, notifies the Assignee that they, in their sole discretion reasonably exercised feel that the property is being used in a way that damages their good name and reputation, the Assignee shall immediately desist from such use.

4. This Agreement shall be construed in accordance with the laws of British Columbia and may not be amended in whole or in part save by the written agreement of all the parties hereto:

IN WITNESS WHEREOF, Assignor has given legal effect to this Assignment by its duly authorized representatives, dated February 9, 199.

Kick Start Publishing
Authorized Signatories

                          By:  /s/ Victoria Brooks
                          ------------------------------------------
                          Victoria Brooks (in her personal capacity)

                          By:  /s/ Guy Brooks
                          ------------------------------------------
                          Guy Brooks (in his personal capacity)


GreatestEscapes.com, Corp.

                          /s/  [ILLEGIBLE]
                          -----------------------------------------
                          Authorized Signatory

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KathleneCarney+Associates

Public Relations 1926 Castle Drive Specializing in Petaluma, CA 94954 Media Exposure 707-765-1234 Fax: 707-765-0186

May 16, 2000

Guy Brooks
Greatest Escapes Publishing
5255 Gulf Place
West Vancouver, B.C. Canada V7W 2V9

Dear Guy,

This letter is to confirm our agreement that you have retained Kathlene Carney+Associates as a public relations firm to promote Literary Trips:

Following in the Footsteps of Fame (Greatest Escapes, Sept. 2000) for the period of June 1-Sept. 30, 2000. This appointment becomes effective upon signing this letter and receipt of first payment and may be canceled by either party upon receipt of thirty days written notice.

PUBLICITY CAMPAIGN

June 2000

We will submit press materials and books to book review and travel editors at print media with long leads including:

National and Regional Magazines
Travel (Travel & Leisure, Conde Nast Traveler, Sojourns, etc.) Book Trades and Literary Review (Publishers Weekly, Kirkus Reviews, Library Journals, etc.) History & Preservation (Preservation, Reminisce, etc.) Airline Inflights (Hemispheres, etc.) General Interest and News (Newsweek, Time, Parade, etc.) Men's, Women's and Seniors' Magazines (Men's Journal, Esquire, Harper's Bazaar, Modern Maturity, etc.)
Regional (Magazines in each U.S. region featured in the book.)
Newspapers
Major papers with long leads (New York Times Book Review, Washington Post Book Review, Los Angeles Times Book Review, etc.)

The client will provide a press release so we can hit the ground running and Carney+Associates will develop additional press materials as necessary. Carney+Associates will follow-up with key publications by telephone, fax, and email to ascertain interest and discuss coverage.

                                        1

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                                      E-18

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July-September 2000

We will send press materials and books (where appropriate) to print and electronic media with shorter leads including:

Newspapers: Book review and travel editors at major daily newspapers in the top 20 U.S. markets and Canada, including the markets where the "Literary Trips" writers reside.

TV and Radio: Appropriate national, syndicated, and regional literary and travel radio and TV shows. Including markets where the "Literary Trips" writers reside.

We will continue to follow-up with key media contacts by phone, fax, or email.

FEES:

Our fee for this campaign is $6000, plus expenses (telephone, postage & shipping, copies, fax, etc.). The fee is due in four monthly installments of $1500 each, beginning June 1, 2000 and continuing through September 1, 2000. Invoices will be sent on the 15th of each month for the next fee installment and accrued expenses.

In the event of delinquency, work will be suspended until receipt of payment, and any delay caused by late payments is wholly the responsibility of the client. A 1-1/2% monthly service charge will be applied to all delinquent accounts.

As is traditional in public relations, the client agrees to indemnify and hold harmless Kathlene Carney+Associates and any of our subcontractors against and from all losses, claims, damages, expenses or liabilities which may incur based on information, representations, reports or data you furnish us, to the extent that such material is prepared, approved, used and/or distributed by us.

As is also standard in public relations, our services are limited to the faithful representation of our clients and the conscientious effort toward securing media interviews. Publicists can not guarantee any specific media placements, nor can we be legally responsible for how anyone is represented or portrayed in the media.

If this looks amenable to you, pleas sign below and fax a copy back to me. I appreciate the opportunity to work with you to promote Literary Trips: Following in the Footsteps of Fame and I look forward to a successful campaign!

Sincerely,

                     /s/ Kathlene Carney
                     --------------------------
                     Kathlene Carney


                     /s/ [ILLEGIBLE]                          May 19, 2000
                     --------------------------         ------------------------
                     Signature                                Date

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                             DISTRIBUTION AGREEMENT

AGREEMENT, commencing on the 1st day of May, 2000, by and between WORDS Distributing ("Distributor"), 7900 Edgewater Drive, Oakland California 94621, a division of Book People Employees Association, a California corporation, and, GreatestEscapes.com Publishing, ("Publisher"), 5255 Gulf Place, West Vancouver, BC, Canada V7W 2V9 for sales and distribution of Publisher's books and related materials by Distributor in the territories and under the terms and conditions set forth below:

1. TERRITORY

1.1 EXCLUSIVE RIGHTS Publisher appoints Distributor to act as its exclusive agent for sales of its books to the book trade, including but not limited to general and specialty bookstores, book wholesalers (including library jobbers and I.D. wholesalers), warehouse clubs, direct mail catalogs, book clubs, department stores, college bookstores, public libraries and school libraries in the United States of America.

1.2 NON-EXCLUSIVE RIGHTS Publisher shall appoint Distributor to act as its non-exclusive agent for sales of its books to other types of outlets which purchase books for resale or final consumption, including but not limited to institutions and specialty retailers and wholesalers.

2. OWNERSHIP OF TITLES Publisher's inventory is on consignment to Distributor and remains the property of the Publisher until books are invoiced by Distributor. Inventory again becomes the property of Publisher when and if a customer returns books to Distributor and Distributor issues credit against Publisher's sales.

3. PERFORMANCE BY DISTRIBUTOR

3.1 TRADE NOTIFICATION Distributor will notify all appropriate trade accounts that it has undertaken distribution of Publisher's books. It will also notify such trade media as Publisher's Weekly, Bookselling This Week and other appropriate media.

3.2 SALES REPRESENTATION

3.2.1 Distributor will maintain and manage a nationwide sales force, to be made up of in-house and independent sales representatives, for the purpose of soliciting orders from bookstores and other trade accounts, such representation to include fair and reasonable presentation of Publisher's books at the national chains and national and regional wholesalers.

3.2.2 Distributor will endeavor to maximize sales for Publisher's new and backlist books through trade outlets, with consideration given to Publisher's expectation for sales and consistent with Publisher's level of promotion publicity and advertising for such books as well as with sound business practices within the publishing industry.

3.2.3 Distributor will conduct sales conferences for trade representatives before the commencement of each selling season. Publisher's new titles will be presented at these conferences by Distributor.

3.2.4 Distributor will exhibit at its own expense at the annual BEA trade show and selected national and regional trade and library conventions as determined by Distributor, representing Distributor's complete line of publishers and titles. For those publishers who wish to attend shows and represent their own lines in Distributor's booth, Publisher will be charged a prorated fee based on the space used. Space for publisher display may be limited. Publishers may also

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elect to display separately at any of these shows or conventions.

3.2.5 Distributor will provide its major trade accounts with sample copies of Publisher's books (see Paragraph 4.9) and will keep them apprized of significant review attention, promotion, publicity and advertising.

3.3 CUSTOMARY DISTRIBUTION SERVICES Distributor will perform the following services which are customarily rendered by a book distributor, and bear the cost of the necessary materials and staff: order taking and processing, invoicing, shipping, receiving, customer service, and collection of accounts receivable.

3.4 SUPPLEMENTAL FEES AND CHARGES Publisher will be charged for supplemental services at Distributor's standard rates for services provided to Publisher by Distributor. These charges may be levied for: stock transfer, coop advertising, title delay or cancellation, sales materials, inventory overstock, stickering, re-jacketing, review copy mailing (see Exhibit A).

3.5 INVENTORY MAINTENANCE Warehousing: Distributor will warehouse quantities of Publisher's stock sufficient to fill six months demand in a clean, dry, secure facility.

3.6 CHARGE FOR EXCESS INVENTORY If after one year from publication date, Distributor is holding an excess supply of any of Publisher's book, Distributor may, on 30 days' notice, return to Publisher, at Publisher's expense, any or all excess inventory. Excess is defined as inventory in excess of six month's projected sales demand based on a book's net sales for the previous six months. If Publisher requests and Distributor is able, Distributor will continue to store Publisher's excess inventory at a rate of $0.02 per book per month. Fifty
(50) copies or carton amount near 50 will be warehoused free of charge for the life of each title.

3.7 PHYSICAL INVENTORY COUNT Distributor will conduct a physical inventory of Publisher's stock annually and will send a report detailing any discrepancies to Publisher within thirty (30) working days of said inventory.

3.8 INSURANCE Distributor will insure Publisher's inventory on consignment at Distributor's warehouse at Distributor's expense.

3.9 SALES AND MANAGEMENT REPORTS

3.9.1 Distributor will provide a monthly summary of the previous month's sales and returns activity on a per-title basis, by units and by gross billings and gross credits; a report of amount due to Publisher and a payment schedule for same; an accounting of books received during the month; and accounting of books removed from inventory (for sales and promotion, as hurt, for bulk shipment, and as Publisher withdrawals).

3.9.2 Distributor will provide a monthly summary of the previous month's sales by territory and account type (independent retail, national chain, wholesale, etc.) on a per-title basis, by units and gross billings and gross credits.

3.9.3 Distributor will provide a monthly summary of the previous month's backorders for Publisher's not-yet-published and out-of-stock titles.

3.9.4 Distributor will provide monthly summary of "hurts", books damaged through handling.

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3.10 ADVERTISING AND PROMOTION SERVICES BILLABLE TO PUBLISHER

3.10.1 Twice a year, Distributor will prepare and print a complete catalog of all titles sold by Distributor, for which Publisher will be charged back a pro-rata share of the costs less 25% which will be underwritten by Distributor. Catalog will be mailed to trade accounts and supplied to sales reps in the field.

3.10.2 Distributor and Publisher may mutually agree to place advertising in Publishers Weekly or other trade vehicles, in which case Publisher will be charged back a pro-rata share of the costs less 25%, which will be underwritten by Distributor.

3.10.3 All production costs, and all publicity, promotion and advertising costs that have not been assigned to Distributor by this Agreement, are the sole responsibility of Publisher.

4. PERFORMANCE BY PUBLISHER. Publisher agrees to:

4.1 Supply Distributor with proper ISBN numbers, copyright information, specifications and prices sufficiently far in advance for Distributor to prepare order forms and other sales materials required by Distributor and its sales force. Publisher will also supply Distributor with a "tip sheet" containing pertinent information about new titles and their authors, as well as jackets, covers, advance reading copies and other materials as may be required to facilitate sales efforts.

4.2 Promptly notify Distributor in writing of any changes in title, author, price, publication date or other relevant information.

4.3 Supply R.R. Bowker with appropriate Advance Book Information for Books in Print, and notify Bowker of any changes in relevant information.

4.4 Provide editorial information and cover graphics for the purpose of cataloging in accordance with Distributor's schedule (see Exhibit B).

4.5 Inform Distributor of production schedules for new titles and reprints, and promptly notify Distributor if changes occur in these schedules.

4.6 Provide Distributor not less than sixty (60) days written notice before orders for any new titles are to be solicited.

4.7 Include the following notice in Publisher's catalogs: Distributed to the Trade by (Distributor name, address, phone and fax numbers)

4.8 List Distributor in any trade ads.

4.9 Provide up to fifty (50) sample copies of each book for Distributor's sales purposes, and as needed and mutually agreed upon, review copies for Booksellers.

4.10 Pay the costs of listing its titles on microfiche and in catalogs at Ingram, Baker & Taylor and other accounts which assess such fees, which costs are deducted from payments due Distributor. Distributor will provide a statement of these costs with Publisher's monthly report.

4.11 Promptly notify Distributor when Publisher intends to cease printing any title, or has made any sales of edition, format or ownership rights of its books in the United States or Canada.

4.12 MANUFACTURE AND DELIVERY Publisher agrees to perform the following:

4.12.1 Supply Distributor such quantities of books as may be required to fill Booksellers' purchase orders.

4.12.2 Pay all transportation costs to supply Distributor.

4.12.3 Ship according to Distributor's shipping requirements (see Exhibit C).

4.12.4 Bear risk of loss of books until their delivery to and acceptance by Distributor at Distributor's facility.

4.12.5 Furnish all new titles and reprints with retail prices, ISBN's and bar codes. Distributor reserves the right to require such changes as may be

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necessary to effectively sell and distribute Publisher's books in the future.
Publisher agrees to compensate Distributor for any charges that may be incurred should these requirements not be met.

4.13 TRANSFER OF ORDERS Publisher will promptly forward all orders it receives from the book trade to Distributor for processing, and endeavor to inform its customers that its books may be ordered from Distributor or its sales representatives.

5. TERMS AND CONDITIONS OF SALES TO DISTRIBUTOR'S CUSTOMERS

5.1 Publisher agrees to allow Distributor to sell Publisher's books in combination with books of other publishers represented by Distributor for discounts under its current schedule (see Exhibit D), which are subject to change from time to time.

5.2 Distributor will not sell Publisher's books at a discount greater than 55% off retail without the express consent of Publisher.

5.3 Retail prices are at the sole discretion of the Publisher.

5.4 ORDER FULFILLMENT AND RETURNS PROCESSING

5.4.1 Publisher agrees to allow Distributor to ship its books in a manner it deems appropriate for maximum efficiency of its fulfillment operation and in order to minimize freight costs to its customers.

5.4.2 Publisher agrees to allow Distributor to use its own discretion in accepting books returned for credit, and in determining which books returned to Distributor are unacceptable for sale, or "hurt". Distributor will return hurt books to Publisher at Publisher's expense unless instructed to destroy them.

5.4.3 Distributor will be entitled to retain an amount equal to 4% of Publisher's monthly gross credits issued as a service charge for processing returns of Publisher's books.

5.5 ASSIGNMENT OF ACCOUNTS RECEIVABLE Publisher conveys, transfers and assigns to Distributor all of Publisher's right, title and interest to accounts receivable for sales of Publisher's titles by Distributor to Distributor's accounts.

5.6 SALE ON CONSIGNMENT Publisher agrees to allow Distributor to sell Publisher's books on consignment, where the marketplace requires such terms. Publisher's monthly reports will detail inventory transfers to consignment accounts, and sales made by such accounts. Sales made by such account, minus returns credited to their customers, will be paid according to terms outlined in
Section 8 of this Agreement.

5.7 EXTENSION OF CREDIT

5.7.1 Publisher acknowledges that the extension of credit to any customer is at the sole discretion of Distributor, which assumes the risk and the responsibility of collecting monies owed it.

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5.7.2 Notwithstanding the foregoing, Publisher may at any time request
Distributor to grant credit to a customer to whom it would normally refuse to grant credit, or to extend the amount of credit or length of time normally extended under Distributor's terms of sale. Distributor may grant such requests, but will under no obligation to pay Publisher for any sale to such customer unless and until the amount due is actually paid to Distributor, and any expenses incurred by Distributor in collecting the amount due is reimbursed to it by Publisher. In the event the amount due is deemed bad debt, Distributor will not be further obliged to Publisher for such sales; or if Distributor has made payment for such sales, in full or in part, Publisher will be liable to Distributor for the full amount previously paid, with payment to be deducted from current payment due publisher.

6. LENGTH OF AGREEMENT

6.1 This agreement shall commence on the date of its execution and shall continue in full force and effect for a period of twenty-four (24) months from that date. Agreement shall automatically renew on its anniversary date for twelve (12) month periods thereafter. Either party may terminate this Agreement after the initial term or any succeeding term by giving the other party at least six (6) months prior written notice.

6.2 Notwithstanding the foregoing, either party may terminate this agreement at any time upon at least thirty (30) days written notice to the other party if there has been a substantial failure on the part of either party to perform an obligation agreed to herein and such failure is not rectified in a reasonable amount of time.

7. COURSE OF TERMINATION OF AGREEMENT AND CONCLUSION OF SERVICES

7.1 Performance of duties. Upon notice of termination, Distributor shall continue performing all distribution services required under this Agreement for the period between notification and the actual Termination Date. Publisher shall continue performing its obligation as stipulated in this Agreement for the period between notification and the Termination Date.

7.2 Payment. Distributor will calculate an appropriate reserve against returns based on gross sales and returns rate. Beginning with the month after notice of termination, Distributor shall withhold from monies it would otherwise pay to Publisher an amount no less than the calculated returns reserve plus any outstanding fees and charges. Distributor will issue a final accounting and will make its final payment for net sales minus fees and charges no later than one year from Termination Date.

7.3 Return of inventory. Within forty-five (45) days after the Termination Date, Distributor shall return all copies of Publisher's books in Distributor's warehouse to a location specified by Publisher, the cost of which return shall be borne by the party initiating the termination of this Agreement unless the termination is for uncured breach, in which case the breaching party shall bear the cost.

7.4 Acceptance of returns. Distributor agrees to accept returns of Publisher's books for a period of six (6) months following the Termination Date. Publisher's books received as returns after Termination Date will be returned at Publisher's expense at intervals mutually agreed upon by Distributor and Publisher.

7.5 In the event of notice of termination, Publisher may contract with a new distributor effective on the Termination Date, and such new distributor may commence its activities on or after such a date, it being understood that in no event will such distributorship titles distributed by Distributor until the day following Termination Date.

7.6 Distributor agrees to forward all orders to Publisher for a period of six months after the Termination Date. Such orders will be sent to Publisher on a

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weekly basis and Publisher shall be charged at a rate of $5.00 per batch per week.

7.7 If Bookpeople continues to carry Publisher's books on a nonexclusive wholesale basis after the termination of this exclusive agreement, other arrangements will be made to protect the interests and needs of both Distributor and Publisher.

8. TERMS OF PAYMENT TO PUBLISHER

8.1 Distributor will pay Publisher seventy-five (75) percent of the net sale to Distributor's accounts.

8.2 The amount due Publisher for any given month's sales will be paid on the following schedule.

50% of total amount due 90 days after the end of the month 50% of total amount due 120 days after the end of the month

8.3 Returns from Distributor's customers will be deducted from Publisher's sales the same month the customer is credited.

8.4 Chargebacks. Distributor will provide a monthly statement of charges for services performed under the terms of this agreement. Monies owed Distributor for performing such services will be deducted from Publisher's current payment.

8.5 Reimbursement for a Negative Account Balance. With respect to any situation where the Publisher's account balance is in deficit due to Bookseller's return for which Distributor has previously remitted the Publisher's payment, Publisher shall pay Distributor within sixty (60) days after the end of the month in which Publisher's balance becomes negative, a sum equal to the deficit balance on Publisher's account. Distributor also retains the right to offset for such deficit.

8.6 MONIES HELD AGAINST RETURNS

8.6.1 Distributor will hold a reserve against future returns based on 25% of Publisher's gross sales calculated on the sum of each month's sales during the first year of this agreement, and on a 12 month rolling average thereafter. Distributor reserves the right to adjust the amount held in reserve fund to a reasonable percentage it deems prudent if returns are higher than the historic norm.

8.6.2 Publisher agrees that Distributor may establish a higher reserve percentage for any title deemed "high risk" by Distributor, provided that Publisher is so notified in writing.

9. SHRINKAGE. Distributor will be liable for inventory shrinkage over 2% per title of the total number of copies of each title warehoused during the year by Distributor. Shrinkage is defined as inventory that cannot be accounted for, and does not include books damaged in the normal course of handling or shipping, or destroyed or damaged in the case of fire, flooding or theft from Distributor's premises. Distributor's liability for shrinkage in excess of 2% will be the number of copies in excess of 2% times the lesser of the publisher's unit cost or 20% of the retail price. Shrinkage will be reported thirty (30) days after the physical inventory. Any shrinkage payment due will be made thirty (30) days after the report is issued.


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                                      E-25

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10. REMAINDERING

10.1 Publisher may at any time remainder all of or part of its inventory of books, provided it has given Distributor not less than thirty (30) days' notice. Publisher will be responsible for all costs incurred in making the sale, including the cost of processing and shipping.

10.2 Publisher agrees to allow Distributor to continue to accept returns of books sold at full price prior to remaindering.

11. CHARGE FOR DELAY OR CANCELLATION OF NEW BOOKS To defray the costs incurred by Distributor in re-selling or canceling orders for books intentionally or otherwise delayed more than six months past the announced publication date, as published in Publisher's seasonal catalogs, or in the event the title is canceled entirely, Publisher agrees to pay a penalty of $250 per title so delayed or canceled.

12. INSPECTION Distributor will permit Publisher to inspect Publisher's books in inventory at any time during normal business hours given ten (10) working days notice.

13. NOTICES Any written notices required or permitted under this Agreement shall be deemed to be delivered when personally delivered, or when deposited by mail, postage prepaid, addressed to the other party at its address set forth on page 1 of this Agreement, except that any notice required under Section 6 shall be delivered by certified mail, return receipt requested. Either party may change its address by notice delivered in accordance with this paragraph.

14. WARRANTIES AND INDEMNIFICATION Publisher warrants that it has the power to enter into this agreement and to grant to Distributor the rights granted herein; and that the books and/or any advertising, promotion, or publicity issued in connection therewith do not in the whole or in part infringe any copyright or violate any right of privacy or other personal or property right, or contain obscene, libelous, or other matter contrary to law. Publisher will defend, indemnify and hold Distributor harmless from any loss, expense (including attorney's fees), or damages occasioned by any claim, demand, motion or suit arising out of any breach of the foregoing warranties.

15. WAIVER A waiver by either party of any of the terms and conditions of this agreement in any instance will not be deemed or construed to be a waiver of such terms or conditions for the future.

16. SEVERABILITY If any term, provision, covenant or condition of the Agreement is held invalid or unenforceable for any reason, the remainder of the provisions of this Agreement shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated.

17. MODIFICATION AND/OR ASSIGNMENTS This agreement may not be modified unless in writing and signed by both parties. Either party may assign this agreement, with written notice of such assignment made to the other party, detailing the name, address and principals of the assignee, notice to be provided no less than 10 days in advance of any such assignment. This Agreement shall inure for the benefit of, and shall be binding upon, the successors and assigns of each of the parties.

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18. FORCE MAJEURE Notwithstanding anything to the contrary in this Agreement, the parties hereto shall each be excused from performance of their respective duties and obligations hereunder while and to the extent that performance is prevented by an act of God, strike or labor dispute, war or war condition, not, civil disorder, government regulations, embargo, fire, flood, accident, earthquake or any cause beyond the reasonable control of such party.

19. PRELIMINARY DISPUTE RESOLUTION: Both parties agree to exercise good faith efforts in dispute resolution. Such good faith efforts will encompass, but are not limited to the following: (1) Immediate communication with the other party of perceived problems with any aspect of the business relationship; (2) Mutual respect for each party's business and staff; and (3) Informal resolution of disputes if possible.

19.1 ARBITRATION OF DISPUTES If a dispute is not informally resolvable, the parties agree to and shall arbitrate the dispute in the State of California. The arbitration process shall be through selection of a neutral, third party arbitrator under the rules, regulations, and procedures of the American Arbitration Association. The parties agree that the arbitrator's written decision shall be final and binding upon the parties in conformity with the purpose of this section. The arbitrator's decision may be enforced in a court of appropriate jurisdiction. All fees and expenses relating to the arbitration and/or litigation (including attorneys fees and legal costs) incurred by the prevailing party shall be paid to the prevailing party by the non-prevailing party.

20. GOVERNING LAW The validity, interpretation and performance of this Agreement shall be governed by and construed under the laws of the State of California without giving effect to principles of conflict of law.

21. ENTIRE AGREEMENT This agreement contains all of the agreements between the parties with respect to the subject matter hereof, and no other agreement, understanding or representation, whether written or oral, shall supersede, modify, amend or otherwise alter the date hereof.

IN WITNESS WHEREOF, each of the parties have authorized their representative to execute this agreement.

                             /s/ [ILLEGIBLE]                        03/06/00
                             ----------------------------           ------------
                             Publisher


                             /s/ [ILLEGIBLE]                        02/28/00
                             ----------------------------           ------------
                             Distributor

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EXHIBIT A
SUPPLEMENTAL FEES AND SERVICES

STICKERING $.10 per book, labels provided by publisher

RE-JACKETING $.25 per book, jackets provided by publisher

PUBLISHER WITHDRAWALS AND BULK TRANSFERS

All freight costs will be charged to Publisher's account. Handling fees:

                           Minimum charge:          $5.00
                           2-9 full cases           $2.50 per case
                           10 or more full cases    $1.00 per case
                           1 full original pallet   $10.00

Process review copies with labels provided, $1.00 each

Other special warehouse services, such as: special packing for display dumps, prepacks, assortments; special inspection of shipments from printers/binders, etc. $20.00 per hour

Note: Fees are subject to change

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                                 WORDS CALENDAR

EXHIBIT B

For publisher reference, July 30 1997 revision. Your deadlines in bold.
-----------------------------------------------------------------------
JANUARY                       FEBRUARY                      MARCH

Early                         Early                         Early
Sales & Mktg review           2/1 Fall title                Operations review
                              information and cover
                              graphics due
1-1, Sign new publishers        Title forms                 Middle
for Fall catalog                B&W graphics                Marketing meetings
                                Line art for full page        begin
Solicit Fall title catalog        spreads
information                                                 Hot Words meeting

Middle                        BEA promotion and             Budgeting
Operations review             attendance plans

Late                                                        Solicit Sales
Sales survey back                                           Conference Materials

Travel arrangements for
Sales Conference

--------------------------------------------------------------------------------
APRIL                         MAY                           JUNE
Early                         Early                         Early
4/1 Sales Conference          Sales Conference              BEA
Materials due. Color          Color repros of covers
graphics for slides           for sales kits (color         Middle
                              xeroxes)                      Sales & Mktg review
Middle
Solicit BEA materials         New publishers backlist       Late
                              in the building               Advertising meeting
Prep for Sales Conference
                              BEA materials due             Sales survey back
Marketing meetings end        Color cover posters
                              Catalogs and promo
Advertising meeting           materials

Stocking orders, new pubs     Middle
                              Mail sales kits surveys
Data entry for sales kits
done                          Late
                              BEA
Late
Printed catalogs

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JULY                          AUGUST                        SEPTEMBER
Early                         Early                         Early
Operations review             8-1 Sign new publishers for   9-1 Spring title
                              Spring                        information due
BEA Booth space decision                                      Title forms
                              Solicit Spring title            B&W graphics
                              catalog information             Line art for full
                                                              page spreads
                              Solicit regional materials
                                                            Middle
                                                            Fall regionals start

                              Late                          Revisit budget
                              Regional materials due

--------------------------------------------------------------------------------
OCTOBER                       NOVEMBER                      DECEMBER
Early                         Early                         Early
Solicit Sales Conf Material   11/1 Sales Conference         Sales conference
                              materials due
Middle                          Color graphics for slides   Color repros of
Marketing meetings begin                                    covers for sales
                              Stocking order and case       kits (color xerox)
Hot Words meeting             quantity info for new pubs
                                                            New publisher
Late                          Prep for sales conference     backlist in the
Advertising meeting                                         building
                              Middle
                              Data entry for sales kits     Middle
                              done                          Mail sales kits and
                                                            surveys
                              Marketing meetings end


Advertising meeting
Late
Printed catalogs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exhibit C
                                      Words

        ---------------------------------------------------------------------

                              Distributing Company
                          ORDER FULFILLMENT GUIDELINES
                                  DOCUMENTATION

Always include one packing slip for the entire shipment. The packing slip should include:

1. Our purchase order number(s) for all the titles in the shipment. A Xerox of our purchase order is acceptable.

2. The full title of each book in the shipment.

3. The quantity you are shipping of each book.

4. The list, or retail price of each title.

5. If you are shipping less books than the number we've requested on our purchase order, please indicate whether the remainder have been backordered or have been cancelled.

                        PACKING AND SHIPPING INFORMATION

1. All books are to be packed in cartons. Use a minimum 275 lb. test box (test strength appears on the bottom in a small circle). Use a double or triple wall carton if possible.

2. Avoid packing or wrapping the books in newspaper -- the ink rubs off very easily.

3. Make sure boxes are tightly packed -- if the books can slide at all the corners will be damaged and the covers scuffed.

4. If you are shipping by bookpost (please don't), take extra care in packing and taping (tape edges, corners, and any stress or weak places; use tape reinforced with fibers). We believe the post office employs a team of trained elephants who step on, crunch, and toss all the "special" fourth class shipments.

5. Where possible, avoid slipping books into boxes spine up -- or tell your printer. Many books are damaged this way.

                          MARKING BOXES IN THE SHIPMENT


1. All boxes should have an indication on them as to the total number of cartons in the shipment, eg, the first box should say "1 of 20", the second should say "2 of 20", etc., for a 20 carton shipment. You may express this as 1/20, 2/20, etc.

2. The box containing the packing slip should be clearly marked, and the packing slip should be inside the top of the box, or in a well secured "packing slip enclosed" envelope on the outside of the box.

3. Our purchase order number(s) for the shipment should be written on the boxes -- including the numbers on the shipping label is common practice.

4. Not covering up the printers labels indicating the title and quantity is helpful, and adjusting these labels to indicate changes you have made is also appreciated. Our receivers do double check all cases that have been re-taped since they left the printers.

                              SHIPPING INFORMATION

For small shipments (10 cartons or less) we recommend you use United Parcel Service (UPS). UPS rates will often be justified by a decrease in damaged returns.

When sending larger shipments (usually over 10 cartons or 200 lbs) we recommend you use a freight carrier. Stack the boxes neatly on a pallet, and wrap it well. Put a note on the pallet saying "Do Not Break Shrink Wrap" and ship it as one item (ie., "1 pallet of 26 cartons" not "26 cartons"). This keeps your order from being broken up by the freight company, and also means that we can quickly sign for it and start the receiving procedure, rather than having to count all the boxes while the trucker waits.

      --------------------------------------------------------------------

If you have any particular shipping or packing problems or questions you can call our Receiving Dept. For Order Fulfillment problems call your Publisher Liaison.

      --------------------------------------------------------------------

--------------------------------------------------------------------------------

EXHIBIT D

WORDS DISTRIBUTING DISCOUNT
SCHEDULE:

                    quantity ordered                   disc.

                    1-4                                20%
                    5-9                                40%
                    10-24                              42%
                    25-49                              43%
                    50-99                              44%
                    100-149                            45%
                    150-299                            46%
                    300+                               47%

                    wholesale case quantities only     52%

                    college text                       20%
                    special discounts:

                    new account order of 25+           45%
                    when placed with a sales
                    representative

--------------------------------------------------------------------------------

THIS SUPPLIER AGREEMENT is made the 15 day of Sept, 99.

BETWEEN: GREATESTESCAPES.COM INC., a corporation registered in the State of Nevada, having an office at #450, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

("GreatestEscapes") OF THE FIRST PART

AND: Organic Buckwheat Pillow Products of Canada & USA, a corporation registered in the Province/State of B.C., having an office at Ste 1104 548 Dallas Rd Victoria B.C. V8V 1B3

(the "Supplier") OF THE SECOND PART

WHEREAS:

A. GreatestEscapes operates and owns an electronic commerce department store on the Internet website address www.GreatestEscapes.com store (the "Internet Store").

B. The Supplier manufactures and/or distributes products which GreatestEscapes would like to offer for sale through the Internet Store (the "Products"), and the Supplier would like to provide the Products to GreatestEscapes' customers (the "Customer" or "Customers").

C. GreatestEscapes desires to appoint the Supplier to supply the Products to the Customers of the Internet Store upon the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) "Agreement" means this Agreement and all Schedules attached hereto;

(b) any reference in this Agreement to a designated "Paragraph", "Section", "Schedule" or other subdivision refers to the designated Paragraph, Section, Schedule or other subdivisions of this Agreement;

(c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Paragraph, Section or other subdivision of this Agreement;

(d) the word "including", when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such work or to similar items or matters, whether or not non-limited language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto

--------------------------------------------------------------------------------
                                        2

but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter; and

(e) words importing the masculine gender include the feminine or neuter gender and words in singular include the plural, and vice versa.

2. TERM OF AGREEMENT

2.1 Subject to subparagraph 2.2, this Agreement shall be effective for a twelve
(12) month term commencing on Oct 1st, 1999 and ending on Oct 1st, 2000 (the "Initial Term").

2.2 Unless cancelled by written notice given by one party to the other on or before the last day of the month prior to the date on which the Initial Term is to end as set out in subparagraph 2.1, this Agreement will automatically renew for one additional term of twelve (12) months (the "Subsequent Term").

2.3 At any time before the last day of the month prior to the date on which the Initial Term or the Subsequent Term is to end, whichever term is in effect, GreatestEscapes and the Supplier may review this Agreement and determine whether to extend this Agreement for an additional term.

3. APPOINTMENT

3.1 Subject to the terms stated herein, GreatestEscapes hereby appoints the Supplier, and the Supplier accepts such appointment, as a supplier of the Products to the Customers of the Internet Store.

3.2 All of the Products provided by the Supplier to the Customers during the term of this Agreement shall be purchased under and subject to the terms of this Agreement.

3.3 The relationship of GreatestEscapes and the Supplier is that of independent contractors and nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day operations of the other, or constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

3.4 GreatestEscapes shall not be required to pay any commission or consideration to the Supplier for any sales made on the Products at the Internet Store.

4. PRODUCTS AND PURCHASE PRICES

4.1 The Products to be provided by the Supplier shall be set out in a list which includes detailed product descriptions, wholesale prices (the "Purchase Prices") and suggested retail prices (the "Product List"). The Product List shall be provided to GreatestEscapes prior to featuring the Products in the Internet Store.

4.2 GreatestEscapes shall have sole discretion in determining the Products from the Product List to be featured in the Internet Store.
4.3 The Purchase Prices shall be listed in the Internet Store in CON & USA currency. The currency exchange rate used shall be that currently in effect at the time of featuring the Product in the Internet Store, and quoted by a Canadian chartered bank.

--------------------------------------------------------------------------------

                                        3

4.4 If the Supplier increases the Purchase Price of any Product, it shall firstly give GreatestEscapes a minimum of 30 days advance written notice specifying the increased purchase price(s) and the date upon which that price increase shall take effect (the "Effective Date"). Upon the Effective Date, the Purchase Price(s) set out in paragraph 4.1 hereof shall be deemed to be the purchase price(s) specified in said notice.

5. PRODUCT ORDERS AND DELIVERY

5.1 GreatestEscapes shall receive electronically-communicated orders for the Products from Customers through the Internet Store (the "Orders").

5.2 The Orders shall be communicated to the Supplier by electronic mail within four (4) business days of receipt by GreatestEscapes, or sooner. The information to be provided to the Supplier shall be the name of the Customer, address, telephone number, electronic mail address if applicable, a list of the Products ordered with detailed specifications, and the Customer's preferred method of delivery (the "Customer Data").

5.3 The Supplier shall package and deliver the Products according to the Customer Data no later than four (4) business days following the Supplier's receipt of the Order (the "Delivery Date").

5.4 Confirmation of the Delivery Date shall be sent by electronic mail to GreatestEscapes and to the Customer, if applicable.

5.5 The Supplier may use couriers and mail delivery services of its own choice, provided that those services provide fast and effective delivery, or the Supplier may use the courier and mail delivery services specified by GreatestEscapes.

6. PAYMENT

6.1 The Supplier shall invoice GreatestEscapes for the Products purchased by the Customers on a monthly basis (the "Monthly Invoice").

6.2 The Supplier's Monthly invoice shall include:

(a) the Purchase Price;
(b) applicable taxes, including GST, and provincial or state taxes; and
(c) shipping costs, which shall include the cost of delivering the Product from the warehouse or place of the manufacture of the Supplier's Products to the address specified in the Customer Data (the "Shipping Costs");
for each Product purchased by GreatestEscapes (the "Invoice Information"), and shall specify whether the Monthly Invoice is in Canadian currency or another currency.

6.3 Payment shall be made by GreatestEscapes to the Supplier by cheque, unless another form of payment is reasonably requested by the Supplier, within 30 days of receipt of the Monthly Invoice.

6.4 Payment shall be made by GreatestEscapes in the currency specified in the Monthly Invoice, at the current exchange rate then in effect and quoted by a Canadian chartered bank.

--------------------------------------------------------------------------------

                                        4

7. RETURNS AND CREDIT

7.1 The Supplier shall provide the Customer with information regarding its policy on warranty, product approval and returns.

7.2 If the Customer is unsatisfied and returns a Product to the Supplier (the "Return"), the Supplier shall:

(a) communicate by electronic mail the information regarding the Return to GreatestEscapes within two (2) business days of receiving the Return;

(b) if the Product has not been invoiced by the Supplier or paid for by GreatestEscapes, include the Invoice Information regarding the Product on the Supplier's Monthly Invoice, mark the Product as a Return and invoice GreatestEscapes for fifty (50%) percent of the Shipping Costs;

(c) if the Product has been invoiced by the Supplier, provide Greastestescapes with a credit for the Purchase Price, applicable taxes and fifty (50%) percent of the Shipping Costs on the Monthly Invoice following the Return.

8. PRODUCT PROMOTION

8.1 The Products shall be featured in the Internet Store according to the specifications in the Product List.

8.2 The design and marketing of the Internet Store; however, GreatestEscapes will use its best efforts to promote the solicitation of Orders for the Products.

9. CONFIDENTIALITY

9.1 The Supplier acknowledges that all information provided to it regarding Customers, Customer Data, promotional and marketing material provided by GreatestEscapes, or corporate information relating to GreatestEscapes is strictly confidential (the "Confidential Information") and will not be used in any manner that may be detrimental to GreatestEscapes; provided, however, that the Confidential Information may be disclosed to the Supplier's directors, officers, employees or agents (collectively, the "Representatives") who need to know such information for the purpose of transacting an Order, or in business evaluation relating exclusively to the Supplier. The Supplier agrees that, prior to disclosure of any Confidential Information to the Representatives, it shall inform each Representative of the confidential nature of such information and require them to treat such information in the strictest of confidence. The Supplier further agrees that it will be responsible for any breach of this agreement by its Representatives.

--------------------------------------------------------------------------------

                                        5

9.2 If the Confidential Information or any part thereof is disclosed to anyone by the Supplier contrary to the terms of this Agreement, the Supplier will, at the direction of GreatestEscapes, take all steps necessary, including legal action, to prohibit such party from using or dealing with that Confidential Information, and further agrees that it will indemnify and hold harmless GreatestEscapes if it becomes necessary for GreatestEscapes to take any steps, including legal action, to prohibit such party from using or dealing with such Confidential Information.

10. DUTIES OF GREATESTESCAPES

10.1 During the term of this Agreement, GreatestEscapes agrees:

(a) to furnish the Supplier with current promotional advertising and promotional material, in electronic form, or source material necessary to produce the information in printed form, relating to the Internet Store;

(b) to use its best efforts to introduce, promote the sale of, and solicit and obtain Orders for the Products, and to devote as much time and attention as may be necessary to properly conduct such activities and to take any and all steps and do any and all things which may be helpful or advisable to that end and to conduct such activities in accordance with the terms of this Agreement;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders from the Internet Store, to adequately assist Customers with the use and operation of the Internet Store, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as the Supplier shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) to provide as requested by the Supplier periodic reports relating to the marketing and sales of the Products;

(f) whenever requested by the Supplier, to follow up all sales correspondence between the Supplier and any Customer and to assist in the solution of commercial or technical problems;

(g) to maintain a record of any Customer complaints and to forward information relating to such complaints to the Supplier;

(h) to provide written sales reports on an annual basis showing the Customers, Products, and quantities sold; and

(i) to bear the entire cost and expense of conducting its activities hereunder.

11. DUTIES OF THE SUPPLIER

11.1 During the terms of this Agreement, the Supplier agrees:

(a) to furnish GreatestEscapes with current promotional advertising and promotional material if at all possible in electronic form relating to the Products;

--------------------------------------------------------------------------------

                                        6

(b) to provide GreatestEscapes with its warranty and product approval and return policy, along with copies of any other communications regularly sent to Customers;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders received from GreatestEscapes, to adequately assist Customers, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as GreatestEscapes shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) whenever requested by GreatestEscapes, to follow up all sales correspondence between GreatestEscapes and any Customer and to assist in the solution of commercial or technical problems;

(f) to maintain a record of any Customer complaints and to forward information relating to such complaints to GreatestEscapes;

(g) to provide written sales reports on an annual basis showing the Customers, Products, and quantities of Products sold; and

(h) to bear the entire cost and expense of conducting its activities hereunder.

12. PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE

12.1 This Agreement shall not be assigned by the Supplier without the prior written consent of GreatestEscapes.

13. TERMINATION

13.1 This Agreement may be terminated at any time by either party by giving the other at least sixty (60) days advance written notice to such effect.

13.2 Notwithstanding paragraph 13.1, if either party shall at any time commit any breach of any covenant, warranty or agreement herein contained, then the non-defaulting party may, at its option, in addition to any other remedies it may have, terminate this Agreement by giving thirty (30) days notice in writing.

14. MISCELLANEOUS

14.1 All communications required or permitted by this Agreement to be given by electronic mail by either party to the other shall be delivered electronically to the following addresses:

(a) if to GreatestEscapes:

      --------------------------------------------------------------------

(b) if to the Supplier:

wvlcce@jdmicro.com

--------------------------------------------------------------------------------

                                        7

Should there be a failure of electronic systems for more than eight (8) hours, then communications under this clause may be delivered in accordance with clause

14.2.

14.2 All formal notices and other communications required or permitted by this Agreement to be in writing given or made by either party to the other shall be given or made in writing and be delivered by hand or double registered mail or conveyed by telex or facsimile transmission to the parties at the following addresses and numbers and to the attention of the following persons:

(a) if to GreatestEscapes:
    #450, 800 West Pender Street
    Vancouver, British Columbia, V6C 2V6 Telephone: (604) 683-1668
    Facsimile: (604) 683-1055
    Attention: Guy Brooks

(b) if to the Supplier:
    Ste 1104 548 Dallas
    Victoria BC V8V 1B3
    Telephone: (250) 383-1960
    Facsimile: (250) 383-1930
    Attention: W. Vleck.

or to such other addresses, numbers, or persons as the parties may give each other notice of from time to time. Proof of delivery or transmission in such manner shall constitute proof of receipt.

14.3 Time shall be of the essence hereof.

14.4 This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

14.5 This Agreement shall be governed by and construed exclusively in accordance with the laws of the Province of British Columbia and Canada.

--------------------------------------------------------------------------------

                                        8

14.6 This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals as of the date referred to above.

                   The Common Seal of                  )
                   GREATESTESCAPES.COM CORP.           )
                   was affixed in the presence of:     )
                                                       )
                   /s/  [ILLEGIBLE]
                                                       )        C/S
                   ------------------------------------
                   Authorized Signatory                )

                                                       )
                   ------------------------------------
                   Authorized Signatory                )


                   The Common Seal of                  )


Organic Buckwheat Pillow Products of Canada.

                                                       )
                   ------------------------------------
                   was affixed in the presence of:     )
                                                       )
                   /s/ [ILLEGIBILE]
                                                       )       C/S
                   ------------------------------------
                   Authorized Signatory                )

                                                       )
                   ------------------------------------
                   Authorized Signatory                )

--------------------------------------------------------------------------------

THIS SUPPLIER AGREEMENT is made the 30th day of Sept, 1999.

BETWEEN: GREATESTESCAPES.COM INC., a corporation registered in the State of Nevada, having an office at #450, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

("GreatestEscapes") OF THE FIRST PART


       AND: Microsoie Inc., a corporation registered in the Province/State of Quebec, having an office at Montreal

(the "Supplier") OF THE SECOND PART

WHEREAS:

A. GreatestEscapes operates and owns an electronic commerce department store on the Internet website address www.GreatestEscapes.com store (the "Internet Store").

B. The Supplier manufactures and/or distributes products which GreatestEscapes would like to offer for sale through the Internet Store (the "Products"), and the Supplier would like to provide the Products to GreatestEscapes' customers (the "Customer" or "Customers").

C. GreatestEscapes desires to appoint the Supplier to supply the Products to the Customers of the Internet Store upon the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) "Agreement" means this Agreement and all Schedules attached hereto;

(b) any reference in this Agreement to a designated "Paragraph", "Section", "Schedule" or other subdivision refers to the designated Paragraph, Section, Schedule or other subdivisions of this Agreement;

(c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Paragraph, Section or other subdivision of this Agreement;

(d) the word "including", when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such work or to similar items or matters, whether or not non-limited language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter; and

--------------------------------------------------------------------------------

                                        2

(e) words importing the masculine gender include the feminine or neuter gender and words in singular include the plural, and vice versa.

2. TERM OF AGREEMENT

2.1 Subject to subparagraph 2.2, this Agreement shall be effective for a twelve
(12) month term commencing on Sept, 01 and ending August, 31 on (the "Initial Term").

2.2 Unless cancelled by written notice given by one party to the other on or before the last day of the month prior to the date on which the Initial Term is to end as set out in subparagraph 2.1, this Agreement will automatically renew for one additional term of twelve (12) months (the "Subsequent Term").

2.3 At any time before the last day of the month prior to the date on which the Initial Term or the Subsequent Term is to end, whichever term is in effect, GreatestEscapes and the Supplier may review this Agreement and determine whether to extend this Agreement for an additional term.

3. APPOINTMENT

3.1 Subject to the terms stated herein, GreatestEscapes hereby appoints the Supplier, and the Supplier accepts such appointment, as a supplier of the Products to the Customers of the Internet Store.

3.2 All of the Products provided by the Supplier to the Customers during the term of this Agreement shall be purchased under and subject to the terms of this Agreement.

3.3 The relationship of GreatestEscapes and the Supplier is that of independent contractors and nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day operations of the other, or constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

3.4 GreatestEscapes shall not be required to pay any commission or consideration to the Supplier for any sales made on the Products at the Internet Store.

4. PRODUCTS AND PURCHASE PRICES

4.1 The Products to be provided by the Supplier shall be set out in a list which includes detailed product descriptions, wholesale prices (the "Purchase Prices") and suggested retail prices (the "Product List"). The Product List shall be provided to GreatestEscapes prior to featuring the Products in the Internet Store.

4.2 GreatestEscapes shall have sole discretion in determining the Products from the Product List to be featured in the Internet Store.

4.3 The Purchase Prices shall be listed in the Internet Store in U.S. or CPN currency. The currency exchange rate used shall be that currently in effect at the time of featuring the Product in the Internet Store, and quoted by a Canadian chartered bank.

4.4 If the Supplier increases the Purchase Price of any Product, it shall firstly give GreatestEscapes a minimum of 30 days advance written notice specifying the increased purchase price(s) and the date upon which that price

--------------------------------------------------------------------------------

                                        3


increase shall take effect (the "Effective Date"). Upon the Effective Date, the Purchase Price(s) set out in paragraph 4.1 hereof shall be deemed to be the purchase price(s) specified in said notice.

5. PRODUCT ORDERS AND DELIVERY

5.1 GreatestEscapes shall receive electronically-communicated orders for the Products from Customers through the Internet Store (the "Orders").

5.2 The Orders shall be communicated to the Supplier by electronic mail within four (4) business days of receipt by GreatestEscapes, or sooner. The information to be provided to the Supplier shall be the name of the Customer, address, telephone number, electronic mail address if applicable, a list of the Products ordered with detailed specifications, and the Customer's preferred method of delivery (the "Customer Data").

5.3 The Supplier shall package and deliver the Products according to the Customer Data no later than four (4) business days following the Supplier's receipt of the Order (the "Delivery Date").

5.4 Confirmation of the Delivery Date shall be sent by electronic mail to GreatestEscapes and to the Customer, if applicable.

5.5 The Supplier may use couriers and mail delivery services of its own choice, provided that those services provide fast and effective delivery, or the Supplier may use the courier and mail delivery services specified by GreatestEscapes.

6. PAYMENT

6.1 The Supplier shall invoice GreatestEscapes for the Products purchased by the Customers on a monthly basis (the "Monthly Invoice").

6.2 The Supplier's Monthly invoice shall include:

(a) the Purchase Price;
(b) applicable taxes, including GST, and provincial or state taxes; and
(c) shipping costs, which shall include the cost of delivering the Product from the warehouse or place of the manufacture of the Supplier's Products to the address specified in the Customer Data (the "Shipping Costs");
for each Product purchased by GreatestEscapes (the "Invoice Information"), and shall specify whether the Monthly Invoice is in Canadian currency or another currency.

6.3 Payment shall be made by GreatestEscapes to the Supplier by cheque, unless another form of payment is reasonably requested by the Supplier, within 30 days of receipt of the Monthly Invoice.

6.4 Payment shall be made by GreatestEscapes in the currency specified in the Monthly Invoice, at the current exchange rate then in effect and quoted by a Canadian chartered bank.

7. RETURNS AND CREDIT

7.1 The Supplier shall provide the Customer with information regarding its policy on warranty, product approval and returns.

--------------------------------------------------------------------------------

                                        4

7.2 If the Customer is unsatisfied and returns a Product to the Supplier (the "Return"), the Supplier shall:

(a) communicate by electronic mail the information regarding the Return to GreatestEscapes within two (2) business days of receiving the Return;

(b) if the Product has not been invoiced by the Supplier or paid for by GreatestEscapes, include the Invoice Information regarding the Product on the Supplier's Monthly invoice, mark the Product as a Return and invoice GreatestEscapes for fifty (50%) percent of the Shipping Costs;

(c) if the Product has been invoiced by the Supplier, provide Greastestescapes with a credit for the Purchase Price, applicable taxes and fifty (50%) percent of the Shipping Costs on the Monthly Invoice following the Return.

8. PRODUCT PROMOTION

8.1 The Products shall be featured in the Internet Store according to the specifications in the Product List.

8.2 GreatestEscapes shall have sole discretion over the retail price list for the Products, and the design and marketing of the Internet Store; however, GreatestEscapes will use its best efforts to promote the solicitation of Orders for the Products.

8.3 The Supplier may or may not include an Internet link from its website, if applicable, to the Internet Store.

9. CONFIDENTIALITY

9.1 The Supplier acknowledges that all information provided to it regarding Customers, Customer Data, promotional and marketing material provided by GreatestEscapes, or corporate information relating to GreatestEscapes is strictly confidential (the "Confidential Information") and will not be used in any manner that may be detrimental to GreatestEscapes; provided, however, that the Confidential Information may be disclosed to the Supplier's directors, officers, employees or agents (collectively, the "Representatives") who need to know such information for the purpose of transacting an Order, or in business evaluation relating exclusively to the Supplier. The Supplier agrees that, prior to disclosure of any Confidential Information to the Representatives, it shall inform each Representative of the confidential nature of such information and require them to treat such information in the strictest of confidence. The Supplier further agrees that it will be responsible for any breach of this agreement by its Representatives.

9.2 If the Confidential Information or any part thereof is disclosed to anyone by the Supplier contrary to the terms of this Agreement, the Supplier will, at the direction of GreatestEscapes, take all steps necessary, including legal action, to prohibit such party from using or dealing with that Confidential Information, and further agrees that it will indemnify and hold harmless GreatestEscapes if it becomes necessary for GreatestEscapes to take any steps, including legal action, to prohibit such party from using or dealing with such Confidential Information.

--------------------------------------------------------------------------------

                                        5

10. DUTIES OF GREATESTESCAPES

10.1 During the term of this Agreement, GreatestEscapes agrees:

(a) to furnish the Supplier with current promotional advertising and promotional material, in electronic form, or source material necessary to produce the information in printed form, relating to the Internet Store;

(b) to use its best efforts to introduce, promote the sale of, and solicit and obtain Orders for the Products, and to devote as much time and attention as may be necessary to properly conduct such activities and to take any and all steps and do any and all things which may be helpful or advisable to that end and to conduct such activities in accordance with the terms of this Agreement;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders from the Internet Store, to adequately assist Customers with the use and operation of the Internet Store, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as the Supplier shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) to provide as requested by the Supplier periodic reports relating to the marketing and sales of the Products;

(f) whenever requested by the Supplier, to follow up all sales correspondence between the Supplier and any Customer and to assist in the solution of commercial or technical problems;

(g) to maintain a record of any Customer complaints and to forward information relating to such complaints to the Supplier;

(h) to provide written sales reports on an annual basis showing the Customers, Products, and quantities sold; and

(i) to bear the entire cost and expense of conducting its activities hereunder.

11. DUTIES OF THE SUPPLIER

11.1 During the terms of this Agreement, the Supplier agrees:

(a) to furnish GreatestEscapes with current promotional advertising and promotional material if at all possible in electronic form relating to the Products;

(b) to provide GreatestEscapes with its warranty and product approval and return policy, along with copies of any other communications regularly sent to Customers;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders received from GreatestEscapes, to adequately assist Customers, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as GreatestEscapes shall reasonably request;

--------------------------------------------------------------------------------

                                        6

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) whenever requested by GreatestEscapes, to follow up all sales correspondence between GreatestEscapes and any Customer and to assist in the solution of commercial or technical problems;

(f) to maintain a record of any Customer complaints and to forward information relating to such complaints to GreatestEscapes;

(g) to provide written sales reports on an annual basis showing the Customers, Products, and quantities of Products sold; and

(h) to bear the entire cost and expense of conducting its activities hereunder.

12. PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE

12.1 This Agreement shall not be assigned by the Supplier without the prior written consent of GreatestEscapes.

13. TERMINATION

13.1 This Agreement may be terminated at any time by either party by giving the other at least sixty (60) days advance written notice to such effect.

13.2 Notwithstanding paragraph 13.1, if either party shall at any time commit any breach of any covenant, warranty or agreement herein contained, then the non-defaulting party may, at its option, in addition to any other remedies it may have, terminate this Agreement by giving thirty (30) days notice in writing.

14. MISCELLANEOUS

14.1 All communications required or permitted by this Agreement to be given by electronic mail by either party to the other shall be delivered electronically to the following addresses:

(a) if to GreatestEscapes:
the store@greatestescapes.com

(b) if to the Supplier:

                                Microsoie@cam.org

Should there be a failure of electronic systems for more than eight (8) hours, then communications under this clause may be delivered in accordance with clause 14.2.

14.2 All formal notices and other communications required or permitted by this Agreement to be in writing given or made by either party to the other shall be given or made in writing and be delivered by hand or double registered mail or conveyed by telex or facsimile transmission to the parties at the following addresses and numbers and to the attention of the following persons:

--------------------------------------------------------------------------------

                                        7

(a) if to GreatestEscapes:
    #450, 800 West Pender Street
    Vancouver, British Columbia, V6C 2V6 Telephone: (604) 683-1668
    Facsimile: (604) 683-1055
    Attention: Guy Brooks

(b) if to the Supplier:
    224 Laurien o. Montreal, Quebec, H2T 2N8
    Telephone: (514) 272-9516
    Facsimile: (514) 272-7126
    Attention: Pierre Lessard

or to such other addresses, numbers, or persons as the parties may give each other notice of from time to time. Proof of delivery or transmission in such manner shall constitute proof of receipt.

14.3 Time shall be of the essence hereof.

14.4 This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

14.5 This Agreement shall be governed by and construed exclusively in accordance with the laws of the Province of British Columbia and Canada.

--------------------------------------------------------------------------------

                                        8

14.6 This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals as of the date referred to above.

                    The Common Seal of                  )
                    GREATESTESCAPES.COM CORP.           )
                    was affixed in the presence of:     )
                                                        )
                    [ILLEGIBLE]
                                                        )        C/S
                    ------------------------------------
                    Authorized Signatory                )

                                                        )
                    ------------------------------------
                    Authorized Signatory                )


                    The Common Seal of                  )

                    Microsoie Inc.
                                                        )
                    ------------------------------------
                    was affixed in the presence of:     )
                                                        )
                    [ILLEGIBILE]
                                                        )       C/S
                    ------------------------------------
                    Authorized Signatory                )

                                                        )
                    ------------------------------------
                    Authorized Signatory                )

--------------------------------------------------------------------------------

THIS SUPPLIER AGREEMENT is made the     day of             ,      .
                                    ---        ------------  ----

BETWEEN: GREATESTESCAPES.COM INC., a corporation registered in the State of Nevada, having an office at #450, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

("GreatestEscapes") OF THE FIRST PART

        AND: Ulysses Press, a corporation registered in the Province/State of California, having an office at 3286 Adeline Street, Berkeley, CA 94703

(the "Supplier") OF THE SECOND PART

WHEREAS:

A. GreatestEscapes operates and owns an electronic commerce department store on the Internet website address www.GreatestEscapes.com store (the "Internet Store").

B. The Supplier manufactures and/or distributes products which GreatestEscapes would like to offer for sale through the Internet Store (the "Products"), and the Supplier would like to provide the Products to GreatestEscapes' customers (the "Customer" or "Customers").

C. GreatestEscapes desires to appoint the Supplier to supply the Products to the Customers of the Internet Store upon the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) "Agreement" means this Agreement and all Schedules attached hereto;

(b) any reference in this Agreement to a designated "Paragraph", "Section", "Schedule" or other subdivision refers to the designated Paragraph, Section, Schedule or other subdivisions of this Agreement;

(c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Paragraph, Section or other subdivision of this Agreement;

(d) the word "including", when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such work or to similar items or matters, whether or not non-limited language (such as "without limitation" or "but not limited to" or words of similar import) is used with

--------------------------------------------------------------------------------

                                        2

reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter; and

(e) words importing the masculine gender include the feminine or neuter gender and words in singular include the plural, and vice versa.

2. TERM OF AGREEMENT

2.1 Subject to subparagraph 2.2, this Agreement shall be effective for a twelve
(12) month term commencing on         ,      and ending         ,     on (the
                              --------  ----            --------  ----
"Initial Term").

2.2 Unless cancelled by written notice given by one party to the other on or before the last day of the month prior to the date on which the Initial Term is to end as set out in subparagraph 2.1, this Agreement will automatically renew for one additional term of twelve (12) months (the "Subsequent Term").

2.3 At any time before the last day of the month prior to the date on which the Initial Term or the Subsequent Term is to end, whichever term is in effect, GreatestEscapes and the Supplier may review this Agreement and determine whether to extend this Agreement for an additional term.

3. APPOINTMENT

3.1 Subject to the terms stated herein, GreatestEscapes hereby appoints the Supplier, and the Supplier accepts such appointment, as a supplier of the Products to the Customers of the Internet Store.

3.2 All of the Products provided by the Supplier to the Customers during the term of this Agreement shall be purchased under and subject to the terms of this Agreement.

3.3 The relationship of GreatestEscapes and the Supplier is that of independent contractors and nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day operations of the other, or constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

3.4 GreatestEscapes shall not be required to pay any commission or consideration to the Supplier for any sales made on the Products at the Internet Store.

4. PRODUCTS AND PURCHASE PRICES

4.1 The Products to be provided by the Supplier shall be set out in a list which includes detailed product descriptions, wholesale prices (the "Purchase Prices") and suggested retail prices (the "Product List"). The Product List shall be provided to GreatestEscapes prior to featuring the Products in the Internet Store.

4.2 GreatestEscapes shall have sole discretion in determining the Products from the Product List to be featured in the Internet Store.

--------------------------------------------------------------------------------

                                        3

4.3 The Purchase Prices shall be listed in the Internet Store in
                                                                 ------------
currency. The currency exchange rate used shall be that currently in effect at the time of featuring the Product in the Internet Store, and quoted by a Canadian chartered bank.

4.4 If the Supplier increases the Purchase Price of any Product, it shall firstly give GreatestEscapes a minimum of 30 days advance written notice specifying the increased purchase price(s) and the date upon which that price increase shall take effect (the "Effective Date"). Upon the Effective Date, the Purchase Price(s) set out in paragraph 4.1 hereof shall be deemed to be the purchase price(s) specified in said notice.

5. PRODUCT ORDERS AND DELIVERY

5.1 GreatestEscapes shall receive electronically-communicated orders for the Products from Customers through the Internet Store (the "Orders").

5.2 The Orders shall be communicated to the Supplier by electronic mail within four (4) business days of receipt by GreatestEscapes, or sooner. The information to be provided to the Supplier shall be the name of the Customer, address, telephone number, electronic mail address if applicable, a list of the Products ordered with detailed specifications, and the Customer's preferred method of delivery (the "Customer Data").

5.3 The Supplier shall package and deliver the Products according to the Customer Data no later than four (4) business days following the Supplier's receipt of the Order (the "Delivery Date").

5.4 Confirmation of the Delivery Date shall be sent by electronic mail to GreatestEscapes and to the Customer, if applicable.

5.5 The Supplier may use couriers and mail delivery services of its own choice, provided that those services provide fast and effective delivery, or the Supplier may use the courier and mail delivery services specified by GreatestEscapes.

6. PAYMENT

6.1 The Supplier shall invoice GreatestEscapes for the Products purchased by the Customers on a monthly basis (the "Monthly Invoice").

6.2 The Supplier's Monthly invoice shall include:

(a) the Purchase Price;
(b) applicable taxes, including GST, and provincial or state taxes; and
(c) shipping costs, which shall include the cost of delivering the Product from the warehouse or place of the manufacture of the Supplier's Products to the address specified in the Customer Data (the "Shipping Costs");
for each Product purchased by GreatestEscapes (the "Invoice Information"), and shall specify whether the Monthly Invoice is in Canadian currency or another currency.

--------------------------------------------------------------------------------

                                        4

6.3 Payment shall be made by GreatestEscapes to the Supplier by cheque, unless another form of payment is reasonably requested by the Supplier, within 30 days of receipt of the Monthly Invoice.

6.4 Payment shall be made by GreatestEscapes in the currency specified in the Monthly Invoice, at the current exchange rate then in effect and quoted by a Canadian chartered bank.

7. RETURNS AND CREDIT

7.1 The Supplier shall provide the Customer with information regarding its policy on warranty, product approval and returns.

7.2 If the Customer is unsatisfied and returns a Product to the Supplier (the "Return"), the Supplier shall:

(a) communicate by electronic mail the information regarding the Return to GreatestEscapes within two (2) business days of receiving the Return;

(b) if the Product has not been invoiced by the Supplier or paid for by GreatestEscapes, include the Invoice Information regarding the Product on the Supplier's Monthly Invoice, mark the Product as a Return and invoice GreatestEscapes for fifty (50%) percent of the Shipping Costs;

(c) if the Product has been invoiced by the Supplier, provide Greastestescapes with a credit for the Purchase Price, applicable taxes and fifty (50%) percent of the Shipping Costs on the Monthly Invoice following the Return.

8. PRODUCT PROMOTION

8.1 The Products shall be featured in the Internet Store according to the specifications in the Product List.

8.2 GreatestEscapes shall have sole discretion over the retail price list for the Products, and the design and marketing of the Internet Store; however, GreatestEscapes will use its best efforts to promote the solicitation of Orders for the Products.

8.3 The Supplier may or may not include an Internet link from its website, if applicable, to the Internet Store.

9. CONFIDENTIALITY

9.1 The Supplier acknowledges that all information provided to it regarding Customers, Customer Data, promotional and marketing material provided by GreatestEscapes, or corporate information relating to GreatestEscapes is strictly confidential (the "Confidential Information") and will not be used in any manner that may be detrimental to GreatestEscapes; provided, however, that the Confidential Information may be disclosed to the Supplier's directors, officers, employees or agents (collectively, the "Representatives") who need to know such information for the purpose of transacting an Order, or in business

--------------------------------------------------------------------------------

                                        5

evaluation relating exclusively to the Supplier. The Supplier agrees that, prior to disclosure of any Confidential Information to the Representatives, it shall inform each Representative of the confidential nature of such information and require them to treat such information in the strictest of confidence. The Supplier further agrees that it will be responsible for any breach of this agreement by its Representatives.

9.2 If the Confidential Information or any part thereof is disclosed to anyone by the Supplier contrary to the terms of this Agreement, the Supplier will, at the direction of GreatestEscapes, take all steps necessary, including legal action, to prohibit such party from using or dealing with that Confidential Information, and further agrees that it will indemnify and hold harmless GreatestEscapes if it becomes necessary for GreatestEscapes to take any steps, including legal action, to prohibit such party from using or dealing with such Confidential Information.

10. DUTIES OF GREATESTESCAPES

10.1 During the term of this Agreement, GreatestEscapes agrees:

(a) to furnish the Supplier with current promotional advertising and promotional material, in electronic form, or source material necessary to produce the information in printed form, relating to the Internet Store;

(b) to use its best efforts to introduce, promote the sale of, and solicit and obtain Orders for the Products, and to devote as much time and attention as may be necessary to properly conduct such activities and to take any and all steps and do any and all things which may be helpful or advisable to that end and to conduct such activities in accordance with the terms of this Agreement;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders from the Internet Store, to adequately assist Customers with the use and operation of the Internet Store, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as the Supplier shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) to provide as requested by the Supplier periodic reports relating to the marketing and sales of the Products;

(f) whenever requested by the Supplier, to follow up all sales correspondence between the Supplier and any Customer and to assist in the solution of commercial or technical problems;

(g) to maintain a record of any Customer complaints and to forward information relating to such complaints to the Supplier;

--------------------------------------------------------------------------------

                                        6

(h) to provide written sales reports on an annual basis showing the Customers, Products, and quantities sold; and

(i) to bear the entire cost and expense of conducting its activities hereunder.

11. DUTIES OF THE SUPPLIER

11.1 During the terms of this Agreement, the Supplier agrees:

(a) to furnish GreatestEscapes with current promotional advertising and promotional material if at all possible in electronic form relating to the Products;

(b) to provide GreatestEscapes with its warranty and product approval and return policy, along with copies of any other communications regularly sent to Customers;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders received from GreatestEscapes, to adequately assist Customers, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as GreatestEscapes shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) whenever requested by GreatestEscapes, to follow up all sales correspondence between GreatestEscapes and any Customer and to assist in the solution of commercial or technical problems;

(f) to maintain a record of any Customer complaints and to forward information relating to such complaints to GreatestEscapes;

(g) to provide written sales reports on an annual basis showing the Customers, Products, and quantities of Products sold; and

(h) to bear the entire cost and expense of conducting its activities hereunder.

12. PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE

12.1 This Agreement shall not be assigned by the Supplier without the prior written consent of GreatestEscapes.

13. TERMINATION

13.1 This Agreement may be terminated at any time by either party by giving the other at least sixty (60) days advance written notice to such effect.

--------------------------------------------------------------------------------

                                        7

13.2 Notwithstanding paragraph 13.1, if either party shall at any time commit any breach of any covenant, warranty or agreement herein contained, then the non-defaulting party may, at its option, in addition to any other remedies it may have, terminate this Agreement by giving thirty (30) days notice in writing.

14. MISCELLANEOUS

14.1 All communications required or permitted by this Agreement to be given by electronic mail by either party to the other shall be delivered electronically to the following addresses:

(a) if to GreatestEscapes:

        ------------------------------------------------------------------------


(b) if to the Supplier:

        ------------------------------------------------------------------------


Should there be a failure of electronic systems for more than eight (8) hours, then communications under this clause may be delivered in accordance with clause

14.2.

14.2 All formal notices and other communications required or permitted by this Agreement to be in writing given or made by either party to the other shall be given or made in writing and be delivered by hand or double registered mail or conveyed by telex or facsimile transmission to the parties at the following addresses and numbers and to the attention of the following persons:

(a) if to GreatestEscapes:
    #450, 800 West Pender Street
    Vancouver, British Columbia, V6C 2V6 Telephone: (604) 683-1668
    Facsimile: (604) 683-1055
    Attention: Guy Brooks

(b) if to the Supplier:

--------------------------------------------------------------------------------

    Telephone:
    Facsimile:
              ------------------
    Attention:
              ------------------

or to such other addresses, numbers, or persons as the parties may give each other notice of from time to time. Proof of delivery or transmission in such manner shall constitute proof of receipt.

14.3 Time shall be of the essence hereof.

--------------------------------------------------------------------------------

                                        8

14.4 This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

14.5 This Agreement shall be governed by and construed exclusively in accordance with the laws of the Province of British Columbia and Canada.

--------------------------------------------------------------------------------

                                        9

14.6 This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals as of the date referred to above.

                       The Common Seal of                  )
                       GREATESTESCAPES.COM CORP.           )
                       was affixed in the presence of:     )
                                                           )
                       [ILLEGIBLE]
                                                           )        C/S
                       ------------------------------------
                       Authorized Signatory                )

                                                           )
                       ------------------------------------
                       Authorized Signatory                )


                       The Common Seal of                  )

                       Ulysses Press (BookPack, Inc.)
                                                           )
                       ------------------------------------
                       was affixed in the presence of:     )
                                                           )
                       [ILLEGIBILE] 3 Dec. 99
                                                           )       C/S
                       ------------------------------------
                       Authorized Signatory                )

                                                           )
                       ------------------------------------
                       Authorized Signatory                )

--------------------------------------------------------------------------------

THIS SUPPLIER AGREEMENT is made the 3 day of December, 1999.

BETWEEN: GREATESTESCAPES.COM INC., a corporation registered in the State of Nevada, having an office at #450, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

("GreatestEscapes") OF THE FIRST PART

          AND: Sun Dreamer, a corporation registered in the Province/State of California, having an office at PMB 257, 1840 41st Ave #102, Capitola CA 95010

(the "Supplier") OF THE SECOND PART

WHEREAS:

A. GreatestEscapes operates and owns an electronic commerce department store on the Internet website address www.GreatestEscapes.com store (the "Internet Store").

B. The Supplier manufactures and/or distributes products which GreatestEscapes would like to offer for sale through the Internet Store (the "Products"), and the Supplier would like to provide the Products to GreatestEscapes' customers (the "Customer" or "Customers").

C. GreatestEscapes desires to appoint the Supplier to supply the Products to the Customers of the Internet Store upon the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) "Agreement" means this Agreement and all Schedules attached hereto;

(b) any reference in this Agreement to a designated "Paragraph", "Section", "Schedule" or other subdivision refers to the designated Paragraph, Section, Schedule or other subdivisions of this Agreement;

(c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Paragraph, Section or other subdivision of this Agreement;

(d) the word "including", when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such work or to similar items or matters, whether or not non-limited language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter; and

--------------------------------------------------------------------------------

                                        2

(e) words importing the masculine gender include the feminine or neuter gender and words in singular include the plural, and vice versa.

2. TERM OF AGREEMENT

2.1 Subject to subparagraph 2.2, this Agreement shall be effective for a twelve
(12) month term commencing on December 6, 1999 and ending December 6, 2000 (the "Initial Term").

2.2 Unless cancelled by written notice given by one party to the other on or before the last day of the month prior to the date on which the Initial Term is to end as set out in subparagraph 2.1, this Agreement will automatically renew for one additional term of twelve (12) months (the "Subsequent Term").

2.3 At any time before the last day of the month prior to the date on which the Initial Term or the Subsequent Term is to end, whichever term is in effect, GreatestEscapes and the Supplier may review this Agreement and determine whether to extend this Agreement for an additional term.

3. APPOINTMENT

3.1 Subject to the terms stated herein, GreatestEscapes hereby appoints the Supplier, and the Supplier accepts such appointment, as a supplier of the Products to the Customers of the Internet Store.

3.2 All of the Products provided by the Supplier to the Customers during the term of this Agreement shall be purchased under and subject to the terms of this Agreement.

3.3 The relationship of GreatestEscapes and the Supplier is that of independent contractors and nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day operations of the other, or constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

3.4 GreatestEscapes shall not be required to pay any commission or consideration to the Supplier for any sales made on the Products at the Internet Store.

4. PRODUCTS AND PURCHASE PRICES

4.1 The Products to be provided by the Supplier shall be set out in a list which includes detailed product descriptions, wholesale prices (the "Purchase Prices") and suggested retail prices (the "Product List"). The Product List shall be provided to GreatestEscapes prior to featuring the Products in the Internet Store.

4.2 GreatestEscapes shall have sole discretion in determining the Products from the Product List to be featured in the Internet Store.

4.3 The Purchase Prices shall be listed in the Internet Store in U.S. currency. The currency exchange rate used shall be that currently in effect at the time of featuring the Product in the Internet Store, and quoted by a Canadian chartered bank.

4.4 If the Supplier increases the Purchase Price of any Product, it shall firstly give GreatestEscapes a minimum of 30 days advance written notice specifying the increased purchase price(s) and the date upon which

--------------------------------------------------------------------------------

                                        3

that price increase shall take effect (the "Effective Date"). Upon the Effective Date, the Purchase Price(s) set out in paragraph 4.1 hereof shall be deemed to be the purchase price(s) specified in said notice.

5. PRODUCT ORDERS AND DELIVERY

5.1 GreatestEscapes shall receive electronically-communicated orders for the Products from Customers through the Internet Store (the "Orders").

5.2 The Orders shall be communicated to the Supplier by electronic mail within four (4) business days of receipt by GreatestEscapes, or sooner. The information to be provided to the Supplier shall be the name of the Customer, address, telephone number, electronic mail address if applicable, a list of the Products ordered with detailed specifications, and the Customer's preferred method of delivery (the "Customer Data").

5.3 The Supplier shall package and deliver the Products according to the Customer Data no later than four (4) business days following the Supplier's receipt of the Order (the "Delivery Date").

5.4 Confirmation of the Delivery Date shall be sent by electronic mail to GreatestEscapes and to the Customer, if applicable.

5.5 The Supplier may use couriers and mail delivery services of its own choice, provided that those services provide fast and effective delivery, or the Supplier may use the courier and mail delivery services specified by GreatestEscapes.

6. PAYMENT

6.1 The Supplier shall invoice GreatestEscapes for the Products purchased by the Customers on a monthly basis (the "Monthly Invoice").

6.2 The Supplier's Monthly invoice shall include:

(a) the Purchase Price;
(b) applicable taxes, including GST, and provincial or state taxes; and
(c) shipping costs, which shall include the cost of delivering the Product from the warehouse or place of the manufacture of the Supplier's Products to the address specified in the Customer Data (the "Shipping Costs");
for each Product purchased by GreatestEscapes (the "Invoice Information"), and shall specify whether the Monthly Invoice is in Canadian currency or another currency.

6.3 Payment shall be made by GreatestEscapes to the Supplier by cheque, unless another form of payment is reasonably requested by the Supplier, within 30 days of receipt of the Monthly Invoice.

6.4 Payment shall be made by GreatestEscapes in the currency specified in the Monthly Invoice, at the current exchange rate then in effect and quoted by a Canadian chartered bank.

7. RETURNS AND CREDIT

7.1 The Supplier shall provide the Customer with information regarding its policy on warranty, product approval and returns.

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                                        4

7.2 If the Customer is unsatisfied and returns a Product to the Supplier (the "Return"), the Supplier shall:

(a) communicate by electronic mail the information regarding the Return to GreatestEscapes within two (2) business days of receiving the Return;

(b) if the Product has not been invoiced by the Supplier or paid for by GreatestEscapes, include the Invoice Information regarding the Product on the Supplier's Monthly Invoice, mark the Product as a Return and invoice GreatestEscapes for fifty (50%) percent of the Shipping Costs;

(c) if the Product has been invoiced by the Supplier, provide Greastestescapes with a credit for the Purchase Price, applicable taxes and fifty (50%) percent of the Shipping Costs on the Monthly Invoice following the Return.

8. PRODUCT PROMOTION

8.1 The Products shall be featured in the Internet Store according to the specifications in the Product List.

8.2 GreatestEscapes shall have sole discretion over the retail price list for the Products, and the design and marketing of the Internet Store; however, GreatestEscapes will use its best efforts to promote the solicitation of Orders for the Products.

8.3 The Supplier may or may not include an Internet link from its website, if applicable, to the Internet Store.

8.4 The Supplier shall include an Internet link from its website, if applicable, to the Internet Store.

9. CONFIDENTIALITY

9.1 The Supplier acknowledges that all information provided to it regarding Customers, Customer Data, promotional and marketing material provided by GreatestEscapes, or corporate information relating to GreatestEscapes is strictly confidential (the "Confidential Information") and will not be used in any manner that may be detrimental to GreatestEscapes; provided, however, that the Confidential Information may be disclosed to the Supplier's directors, officers, employees or agents (collectively, the "Representatives") who need to know such information for the purpose of transacting an Order, or in business evaluation relating exclusively to the Supplier. The Supplier agrees that, prior to disclosure of any Confidential Information to the Representatives, it shall inform each Representative of the confidential nature of such information and require them to treat such information in the strictest of confidence. The Supplier further agrees that it will be responsible for any breach of this agreement by its Representatives.

9.2 If the Confidential Information or any part thereof is disclosed to anyone by the Supplier contrary to the terms of this Agreement, the Supplier will, at the direction of GreatestEscapes, take all steps necessary, including legal action, to prohibit such party from using or dealing with that Confidential Information, and further agrees that it will indemnify and hold harmless GreatestEscapes if it becomes necessary for GreatestEscapes to take any steps, including legal action, to prohibit such party from using or dealing with such Confidential Information.

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                                        5

10. DUTIES OF GREATESTESCAPES

10.1 During the term of this Agreement, GreatestEscapes agrees:

(a) to furnish the Supplier with current promotional advertising and promotional material, in electronic form, or source material necessary to produce the information in printed form, relating to the Internet Store;

(b) to use its best efforts to introduce, promote the sale of, and solicit and obtain Orders for the Products, and to devote as much time and attention as may be necessary to properly conduct such activities and to take any and all steps and do any and all things which may be helpful or advisable to that end and to conduct such activities in accordance with the terms of this Agreement;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders from the Internet Store, to adequately assist Customers with the use and operation of the Internet Store, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as the Supplier shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) to provide as requested by the Supplier periodic reports relating to the marketing and sales of the Products;

(f) whenever requested by the Supplier, to follow up all sales correspondence between the Supplier and any Customer and to assist in the solution of commercial or technical problems;

(g) to maintain a record of any Customer complaints and to forward information relating to such complaints to the Supplier;

(h) to provide written sales reports on an annual basis showing the Customers, Products, and quantities sold; and

(i) to bear the entire cost and expense of conducting its activities hereunder.

11. DUTIES OF THE SUPPLIER

11.1 During the terms of this Agreement, the Supplier agrees:

(a) to furnish GreatestEscapes with current promotional advertising and promotional material if at all possible in electronic form relating to the Products;

(b) to provide GreatestEscapes with its warranty and product approval and return policy, along with copies of any other communications regularly sent to Customers;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders received from GreatestEscapes, to adequately assist Customers, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as GreatestEscapes shall reasonably request;

--------------------------------------------------------------------------------

                                        6

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) whenever requested by GreatestEscapes, to follow up all sales correspondence between GreatestEscapes and any Customer and to assist in the solution of commercial or technical problems;

(f) to maintain a record of any Customer complaints and to forward information relating to such complaints to GreatestEscapes;

(g) to provide written sales reports on an annual basis showing the Customers, Products, and quantities of Products sold; and

(h) to bear the entire cost and expense of conducting its activities hereunder.

12. PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE

12.1 This Agreement shall not be assigned by the Supplier without the prior written consent of GreatestEscapes.

13. TERMINATION

13.1 This Agreement may be terminated at any time by either party by giving the other at least sixty (60) days advance written notice to such effect.

13.2 Notwithstanding paragraph 13.1, if either party shall at any time commit any breach of any covenant, warranty or agreement herein contained, then the non-defaulting party may, at its option, in addition to any other remedies it may have, terminate this Agreement by giving thirty (30) days notice in writing.

14. MISCELLANEOUS

14.1 All communications required or permitted by this Agreement to be given by electronic mail by either party to the other shall be delivered electronically to the following addresses:

(a) if to GreatestEscapes:

        ------------------------------------------------------------------------

(b) if to the Supplier:

                            Sandpillow@sundreamer.com

Should there be a failure of electronic systems for more than eight (8) hours, then communications under this clause may be delivered in accordance with clause 14.2.

14.2 All formal notices and other communications required or permitted by this Agreement to be in writing given or made by either party to the other shall be given or made in writing and be delivered by hand or double registered mail or conveyed by telex or facsimile transmission to the parties at the following addresses and numbers and to the attention of the following persons:

--------------------------------------------------------------------------------

                                        7
(a) if to GreatestEscapes:
    #450, 800 West Pender Street
    Vancouver, British Columbia, V6C 2V6 Telephone: (604) 683-1668
    Facsimile: (604) 683-1055
    Attention: Guy Brooks

(b) if to the Supplier:
    PMB 257, 1840 41st Ave. #102
    Capitola, CA 95010
    Telephone: (831) 685-9702
    Facsimile: (831) 661-0852
    Attention: Sandy Castro

or to such other addresses, numbers, or persons as the parties may give each other notice of from time to time. Proof of delivery or transmission in such manner shall constitute proof of receipt.

14.3 Time shall be of the essence hereof.

14.4 This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

14.5 This Agreement shall be governed by and construed exclusively in accordance with the laws of the Province of British Columbia and Canada.

--------------------------------------------------------------------------------

                                        8

14.6 This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals as of the date referred to above.

                    The Common Seal of                  )
                    GREATESTESCAPES.COM CORP.           )
                    was affixed in the presence of:     )

                                                        )
                    [ILLEGIBLE]
                                                        )        C/S
                    ------------------------------------
                    Authorized Signatory                )

                                                        )
                    ------------------------------------
                    Authorized Signatory                )


                    The Common Seal of                  )

                    Sun Dreamer
                                                        )
                    was affixed in the presence of:     )
                                                        )
                    [ILLEGIBILE]
                                                        )       C/S
                    Authorized Signatory                )

                                                        )
                    ------------------------------------
                    Authorized Signatory                )

--------------------------------------------------------------------------------

THIS SUPPLIER AGREEMENT is made the 2 day of November, 1999.

BETWEEN: GREATESTESCAPES.COM INC., a corporation registered in the State of Nevada, having an office at #450, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6

("GreatestEscapes") OF THE FIRST PART

        AND: ATTART Industries Inc., a corporation registered in the Province/State of California, having an office at 4827 Eastern Ave, Bell, CA 90201, U.S.A.

(the "Supplier") OF THE SECOND PART

WHEREAS:

A. GreatestEscapes operates and owns an electronic commerce department store on the Internet website address www.GreatestEscapes.com store (the "Internet Store").

B. The Supplier manufactures and/or distributes products which GreatestEscapes would like to offer for sale through the Internet Store (the "Products"), and the Supplier would like to provide the Products to GreatestEscapes' customers (the "Customer" or "Customers").

C. GreatestEscapes desires to appoint the Supplier to supply the Products to the Customers of the Internet Store upon the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) "Agreement" means this Agreement and all Schedules attached hereto;

(b) any reference in this Agreement to a designated "Paragraph", "Section", "Schedule" or other subdivision refers to the designated Paragraph, Section, Schedule or other subdivisions of this Agreement;

(c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Paragraph, Section or other subdivision of this Agreement;

(d) the word "including", when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such work or to similar items or matters, whether or not non-limited language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter; and

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                                        2

(e) words importing the masculine gender include the feminine or neuter gender and words in singular include the plural, and vice versa.

2. TERM OF AGREEMENT

2.1 Subject to subparagraph 2.2, this Agreement shall be effective for a twelve
(12) month term commencing on November, 1999 and ending October, 2000 on (the "Initial Term").

2.2 Unless cancelled by written notice given by one party to the other on or before the last day of the month prior to the date on which the Initial Term is to end as set out in subparagraph 2.1, this Agreement will automatically renew for one additional term of twelve (12) months (the "Subsequent Term").

2.3 At any time before the last day of the month prior to the date on which the Initial Term or the Subsequent Term is to end, whichever term is in effect, GreatestEscapes and the Supplier may review this Agreement and determine whether to extend this Agreement for an additional term.

3. APPOINTMENT

3.1 Subject to the terms stated herein, GreatestEscapes hereby appoints the Supplier, and the Supplier accepts such appointment, as a supplier of the Products to the Customers of the Internet Store.

3.2 All of the Products provided by the Supplier to the Customers during the term of this Agreement shall be purchased under and subject to the terms of this Agreement.

3.3 The relationship of GreatestEscapes and the Supplier is that of independent contractors and nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day operations of the other, or constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

3.4 GreatestEscapes shall not be required to pay any commission or consideration to the Supplier for any sales made on the Products at the Internet Store.

4. PRODUCTS AND PURCHASE PRICES

4.1 The Products to be provided by the Supplier shall be set out in a list which includes detailed product descriptions, wholesale prices (the "Purchase Prices") and suggested retail prices (the "Product List"). The Product List shall be provided to GreatestEscapes prior to featuring the Products in the Internet Store.

4.2 GreatestEscapes shall have sole discretion in determining the Products from the Product List to be featured in the Internet Store.

4.3 The Purchase Prices shall be listed in the Internet Store in U.S. dollar currency. The currency exchange rate used shall be that currently in effect at the time of featuring the Product in the Internet Store, and quoted by a Canadian chartered bank.

4.4 If the Supplier increases the Purchase Price of any Product, it shall firstly give GreatestEscapes a minimum of 30 days advance written notice specifying the increased purchase price(s) and the date upon which that price

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                                        3

increase shall take effect (the "Effective Date"). Upon the Effective Date, the Purchase Price(s) set out in paragraph 4.1 hereof shall be deemed to be the purchase price(s) specified in said notice.

5. PRODUCT ORDERS AND DELIVERY

5.1 GreatestEscapes shall receive electronically-communicated orders for the Products from Customers through the Internet Store (the "Orders").

5.2 The Orders shall be communicated to the Supplier by electronic mail within four (4) business days of receipt by GreatestEscapes, or sooner. The information to be provided to the Supplier shall be the name of the Customer, address, telephone number, electronic mail address if applicable, a list of the Products ordered with detailed specifications, and the Customer's preferred method of delivery (the "Customer Data").

5.3 The Supplier shall package and deliver the Products according to the Customer Data no later than four (4) business days following the Supplier's receipt of the Order (the "Delivery Date").

5.4 Confirmation of the Delivery Date shall be sent by electronic mail to GreatestEscapes and to the Customer, if applicable.

5.5 The Supplier may use couriers and mail delivery services of its own choice, provided that those services provide fast and effective delivery, or the Supplier may use the courier and mail delivery services specified by GreatestEscapes.

6. PAYMENT

6.1 The Supplier shall invoice GreatestEscapes for the Products purchased by the Customers on net 30 day.

6.2 The Supplier's Monthly invoice shall include:

(a) the Purchase Price;
(b) applicable taxes, including GST, and provincial or state taxes; and
(c) shipping costs, which shall include the cost of delivering the Product from the warehouse or place of the manufacture of the Supplier's Products to the address specified in the Customer Data (the "Shipping Costs");
for each Product purchased by GreatestEscapes (the "Invoice Information"), and shall specify whether the Monthly Invoice is in Canadian currency or another currency.

6.3 Payment shall be made by GreatestEscapes to the Supplier by cheque, unless another form of payment is reasonably requested by the Supplier, within 30 days from Invoice date.

6.4 Payment shall be made by GreatestEscapes in the currency specified in the Monthly Invoice, at the current exchange rate then in effect and quoted by a Canadian chartered bank.

7. RETURNS AND CREDIT

7.1 The Supplier shall provide the Customer with information regarding its policy on warranty, product approval and returns.

--------------------------------------------------------------------------------

                                        4

7.2 If the Customer is unsatisfied and returns a Product to the Supplier (the "Return"), the Supplier shall:

(a) communicate by electronic mail the information regarding the Return to GreatestEscapes within two (2) business days of receiving the Return;

(b) if the Product has been defected after use, customer needs to prepaid the return and Attart will repair and return under warranty condition as stated.

8. PRODUCT PROMOTION

8.1 The Products shall be featured in the Internet Store according to the specifications in the Product List.

8.2 GreatestEscapes shall have sole discretion over the retail price list for the Products, and the design and marketing of the Internet Store; however, GreatestEscapes will use its best efforts to promote the solicitation of Orders for the Products.

8.4 The Supplier shall include an Internet link from its website, if applicable, to the Internet Store.

9. CONFIDENTIALITY

9.1 The Supplier acknowledges that all information provided to it regarding Customers, Customer Data, promotional and marketing material provided by GreatestEscapes, or corporate information relating to GreatestEscapes is strictly confidential (the "Confidential Information") and will not be used in any manner that may be detrimental to GreatestEscapes; provided, however, that the Confidential Information may be disclosed to the Supplier's directors, officers, employees or agents (collectively, the "Representatives") who need to know such information for the purpose of transacting an Order, or in business evaluation relating exclusively to the Supplier. The Supplier agrees that, prior to disclosure of any Confidential Information to the Representatives, it shall inform each Representative of the confidential nature of such information and require them to treat such information in the strictest of confidence. The Supplier further agrees that it will be responsible for any breach of this agreement by its Representatives.

9.2 If the Confidential Information or any part thereof is disclosed to anyone by the Supplier contrary to the terms of this Agreement, the Supplier will, at the direction of GreatestEscapes, take all steps necessary, including legal action, to prohibit such party from using or dealing with that Confidential Information, and further agrees that it will indemnify and hold harmless GreatestEscapes if it becomes necessary for GreatestEscapes to take any steps, including legal action, to prohibit such party from using or dealing with such Confidential Information.

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                                        5

10. DUTIES OF GREATESTESCAPES

10.1 During the term of this Agreement, GreatestEscapes agrees:

(a) to furnish the Supplier with current promotional advertising and promotional material, in electronic form, or source material necessary to produce the information in printed form, relating to the Internet Store;

(b) to use its best efforts to introduce, promote the sale of, and solicit and obtain Orders for the Products, and to devote as much time and attention as may be necessary to properly conduct such activities and to take any and all steps and do any and all things which may be helpful or advisable to that end and to conduct such activities in accordance with the terms of this Agreement;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders from the Internet Store, to adequately assist Customers with the use and operation of the Internet Store, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as the Supplier shall reasonably request;

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) to provide as requested by the Supplier periodic reports relating to the marketing and sales of the Products;

(f) whenever requested by the Supplier, to follow up all sales correspondence between the Supplier and any Customer and to assist in the solution of commercial or technical problems;

(g) to maintain a record of any Customer complaints and to forward information relating to such complaints to the Supplier;

(h) to provide written sales reports on an annual basis showing the Customers, Products, and quantities sold; and

(i) to bear the entire cost and expense of conducting its activities hereunder.

11. DUTIES OF THE SUPPLIER

11.1 During the terms of this Agreement, the Supplier agrees:

(a) to furnish GreatestEscapes with current promotional advertising and promotional material if at all possible in electronic form relating to the Products;

(b) to provide GreatestEscapes with its warranty and product approval and return policy, along with copies of any other communications regularly sent to Customers;

(c) to maintain sales and support personnel with sufficient knowledge of the use and operation of the Internet and sufficient skill to promote and follow-up Orders received from GreatestEscapes, to adequately assist Customers, and to perform such servicing and follow-up on Orders as good salesmanship and customer service shall require and as GreatestEscapes shall reasonably request;

--------------------------------------------------------------------------------

                                        6

(d) to ensure the privacy of the Customers and the confidentiality of the Customer Data is maintained and to provide the Customer with all reasonably possible safeguards in that respect;

(e) whenever requested by GreatestEscapes, to follow up all sales correspondence between GreatestEscapes and any Customer and to assist in the solution of commercial or technical problems;

(f) to maintain a record of any Customer complaints and to forward information relating to such complaints to GreatestEscapes;

(g) to provide written sales reports on an annual basis showing the Customers, Products, and quantities of Products sold; and

12. PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE

12.1 This Agreement shall not be assigned by the Supplier without the prior written consent of GreatestEscapes.

13. TERMINATION

13.1 This Agreement may be terminated at any time by either party by giving the other at least sixty (60) days advance written notice to such effect.

13.2 Notwithstanding paragraph 13.1, if either party shall at any time commit any breach of any covenant, warranty or agreement herein contained, then the non-defaulting party may, at its option, in addition to any other remedies it may have, terminate this Agreement by giving thirty (30) days notice in writing.

14. MISCELLANEOUS

14.1 All communications required or permitted by this Agreement to be given by electronic mail by either party to the other shall be delivered electronically to the following addresses:

(a) if to GreatestEscapes:

guybrooks@home.com

(b) if to the Supplier:

                                Sales@attart.com

Should there be a failure of electronic systems for more than eight (8) hours, then communications under this clause may be delivered in accordance with clause

14.2.

14.2 All formal notices and other communications required or permitted by this Agreement to be in writing given or made by either party to the other shall be given or made in writing and be delivered by hand or double registered mail or conveyed by telex or facsimile transmission to the parties at the following addresses and numbers and to the attention of the following persons:

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                                        7

(a) if to GreatestEscapes:
    #450, 800 West Pender Street
    Vancouver, British Columbia, V6C 2V6 Telephone: (604) 683-1668
    Facsimile: (604) 683-1055
    Attention: Guy Brooks

(b) if to the Supplier:

                              ATTART INDUSTRIES INC
                                4827 EASTERN AVE
                                  BELL CA 90201
Telephone: (323) 266 6699
Facsimile: (323) 266 3199
Attention: John Lin

or to such other addresses, numbers, or persons as the parties may give each other notice of from time to time. Proof of delivery or transmission in such manner shall constitute proof of receipt.

14.3 Time shall be of the essence hereof.

14.4 This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

14.5 This Agreement shall be governed by and construed exclusively in accordance with the laws of the Province of British Columbia and Canada.

--------------------------------------------------------------------------------

                                        8

14.6 This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals as of the date referred to above.

                     The Common Seal of                  )
                     GREATESTESCAPES.COM CORP.           )
                     was affixed in the presence of:     )
                                                         )
                     [ILLEGIBLE]
                                                         )        C/S
                     ------------------------------------
                     Authorized Signatory                )

                                                         )
                     ------------------------------------
                     Authorized Signatory                )


                     The Common Seal of                  )


                                                         )
                     was affixed in the presence of:     )
                                                         )
                     [ILLEGIBILE]
                                                         )       C/S
                     ------------------------------------
                     Authorized Signatory                )

                                                         )
                     ------------------------------------
                     Authorized Signatory                )

--------------------------------------------------------------------------------


                     MERGER AGREEMENT DATED OCTOBER 12, 2000



       AGREEMENT AND PLAN OF MERGER between Capstra Capital, Corp., a Washington corporation ("Capstra"), GreatestEscapes (Washington) Corp, a Washington corporation ("Subco"), and GreatestEscapes.com Inc., a Nevada corporation ("GreatestEscapes"), Capstra, Subco and GreatestEscapes being sometimes referred to herein as the "Constituent Corporations."

       WHEREAS, the board of directors of each Constituent Corporation deems it advisable that Subco and Capstra merge into a single corporation in a transaction intended to qualify as a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("the Merger") and upon completion of the Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), Greatestescapes will elect to become the successor issuer to Capstra for reporting purposes under the Securities Exchange Act of 1934.;

       NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

       1. SURVIVING CORPORATION. Capstra shall be merged with and into Subco which shall be the surviving corporation in accordance with the applicable laws of its state of incorporation.

       2. MERGER DATE. The Merger shall become effective (the "Merger Date") upon the completion of:

       2.1. Adoption of this agreement by Capstra, Subco and GreatestEscapes pursuant to the Washington Business Corporation Act; and
                -----------------------------------

       2.2. Execution and filing by Capstra and Subco of a Certificate of Merger with the Secretary of State of the State of Washington in accordance with the Washington Business Corporation Act .
    -----------------------------------

       3. TIME OF FILINGS. The Certificate of Merger shall be filed with the Secretary of State of Washington upon the approval, as required by law, of this
--------------------------------
agreement by the Constituent Corporations and the fulfillment or waiver of the terms and conditions herein.

       4. GOVERNING LAW. The surviving corporation shall be governed by the laws of the State of incorporation of Subco.

       5. CERTIFICATE OF INCORPORATION. The Articles of Incorporation of Subco shall be the Articles of Incorporation of the surviving corporation from and after the Merger Date, subject to the right of Subco to amend its Articles of Incorporation in accordance with the laws of the State of its incorporation.

       6. BYLAWS. The Bylaws of the surviving corporation shall be the Bylaws of Subco as in effect on the date of this agreement.

       7. BOARD OF DIRECTORS AND OFFICERS. The officers and directors of Subco, or such other persons as shall be selected by it, shall be the officers and directors of the surviving corporation following the Merger Date.

       8. NAME OF SURVIVING CORPORATION. The name of the surviving corporation will continue as "GreatestEscapes (Washington) Inc." unless changed by Subco.

       9. CONVERSION. The mode of carrying the Merger into effect and the manner and basis of converting the shares of Capstra into shares of GreatestEscapes are as follows:

       9.1 Payment of $20,000US by GreatestEscapes to the shareholders of Capstra in the manner as described in section 9.7 herein (the "Cash Payment")

       9.2. The aggregate number of shares of Capstra Common Stock issued and outstanding on the Merger Date shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into an aggregate of 450,000 shares of GreatestEscapes Common Stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

        The 450,000 GreatestEscapes Common Stock to be issued hereunder ("the GreatestEscapes Shares") will be issued pursuant to applicable exemptions under the British Columbia Securities Act and to the shareholders of Capstra that are U.S. residents, if any, pursuant to Section 4(2) of the Securities Act 1933 and/or Rule 506 of the General Rules and Regulations of the Securities and Exchange Commission. The GreatestEscapes Shares will be restricted as to transferability pursuant to applicable securities legislation in the Province of British Columbia. In addition the GreatestEscapes Shares issued to U.S. residents will be restricted as to transferability pursuant to Rule 144 thereof, and will bear substantially the following legend:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

        9.3. Upon completion of the Merger, there shall be 6,334,734 shares of GreatestEscapes Common Stock issued and outstanding, subject to such adjustments, held as follows: 450,000 common shares held by the former shareholders of Capstra and 5,884,734 common shares held by the other shareholders of GreatestEscapes.

        9.4. All outstanding Common or Preferred Stock of Capstra and all warrants, options or other rights to its Common or Preferred Stock shall be retired and canceled as of the Merger Date.

        9.5. Each share of Capstra Common Stock that is owned by Capstra as treasury stock shall, by virtue of the Merger and without any action on the part of Capstra, be retired and canceled as of the Merger Date.

        9.6. Each certificate evidencing ownership of shares of GreatestEscapes Common Stock issued and outstanding on the Merger Date or held by GreatestEscapes in its treasury shall continue to evidence ownership of the same number of shares of GreatestEscapes's Common Stock.

        9.7. GreatestEscapes Common Stock shall be issued to the shareholders of Capstra Common Stock in exchange for their shares.

        9.8. The shares of GreatestEscapes Common Stock to be issued in exchange for Capstra Common Stock hereunder shall be proportionately reduced by any shares owned by Capstra shareholders who shall have timely objected to the Merger ("Dissenting Shares") in accordance with the provisions of the Washington Business Corporation Act as provided therein.

       10. EXCHANGE OF CERTIFICATES. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of Capstra Common Stock (other than certificates representing Dissenting Shares) shall surrender such certificate(s) for cancellation to the party designated herein to handle such exchange (the "Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of GreatestEscapes Common Stock which they are entitled to receive in exchange for their shares of Capstra Common Stock. Any exchange of fractional shares will be rounded up to the next highest number of full shares.

       11. UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Merger Date represented Capstra Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of GreatestEscapes Common Stock into which it was converted. No dividend or other distribution payable to holders of GreatestEscapes Common Stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of Capstra Common Stock; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of GreatestEscapes Common Stock represented thereby.

       12. EFFECT OF THE MERGER. On the Merger Date, the separate existence of Capstra shall cease (except insofar as continued by statute), and it shall be merged with and into Subco. All the property, real, personal, and mixed, of each of Capstra and Subco, and all debts due to either of them, shall be transferred to and vested in Subco, without further act or deed. Subco shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Capstra and Subco, and any claim or judgment against either of Capstra or Subco may be enforced against Subco.

       13. REPRESENTATIONS AND WARRANTIES OF CAPSTRA. Capstra represents and warrants that:

       13.1. CORPORATE ORGANIZATION AND GOOD STANDING. Capstra is a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

       13.2. REPORTING COMPANY STATUS. Capstra has filed with the Securities and Exchange Commission a registration statement on Form 10-SB which became effective pursuant to the Securities Exchange Act of 1934 on February 9, 2000 and is a reporting company pursuant to Section 12(g) thereunder.

       13.3. REPORTING COMPANY FILINGS. Capstra has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934.

       13.4. CAPITALIZATION. Capstra's authorized capital stock consists of 50,000,000 shares of Common Stock, $.001 par value, of which 5,000,000 shares are issued and outstanding.

       13.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

       13.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Capstra Common issued or committed to be issued.

       13.7. CORPORATE AUTHORITY. Capstra has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement.

       13.8.  SUBSIDIARIES.  Capstra has no subsidiaries.

       13.9. FINANCIAL STATEMENTS. Capstra's financial statements dated August 31, 1999, November 30, 1999, February 28,2000 and May 31, 2000 copies of which will have been delivered by Capstra to GreatestEscapes prior to the Merger Date (the "Capstra Financial Statements"), fairly present the financial condition of Capstra as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

       13.10. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Capstra Financial Statements, Capstra did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

       13.11. NO MATERIAL CHANGES. There has been no material adverse change in the business, properties, or financial condition of Capstra since the date of the Capstra Financial Statements.

       13.12. LITIGATION. There is not, to the knowledge of Capstra, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Capstra or against any of its officers.

       13.13. CONTRACTS. Capstra is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

       13.14. TITLE. Capstra has good and marketable title to all the real property and good and valid title to all other property included in the Capstra Financial Statements. The properties of Capstra are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Capstra.

       13.15. TAX RETURNS. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Capstra for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Capstra Financial Statements are adequate to cover any such taxes that may be assessed against Capstra in respect of its business and its operations during the periods covered by the Capstra Financial Statements and all prior periods.

       13.16. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Capstra is subject or by which Capstra is bound.

       14. REPRESENTATIONS AND WARRANTIES OF GreatestEscapes. GreatestEscapes represents and warrants that:

       14.1. CORPORATE ORGANIZATION AND GOOD STANDING. GreatestEscapes is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

       14.2. CAPITALIZATION. GreatestEscapes's authorized capital stock consists of 200,000,000 shares of Common Stock $.001 Par Value, of which 5,884,734 shares are issued and outstanding as of the date of this agreement.

       14.3. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

       14.4. CORPORATE AUTHORITY. GreatestEscapes has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

       14.5. SUBSIDIARIES. Except as set out in Disclosure Schedule 14.5, GreatestEscapes has no subsidiaries other than Subco .

       14.6. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in GreatestEscapes Financial Statements, GreatestEscapes did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

       14.7. NO MATERIAL CHANGES. There has been no material adverse change in the business, properties, or financial condition of GreatestEscapes since May31, 2000.

       14.8. LITIGATION. Except as set out in Disclosure Schedule 14.8, there is not, to the knowledge of GreatestEscapes, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against GreatestEscapes or against any of its officers.

       14.9. CONTRACTS. GreatestEscapes is not a party to any material contract not in the ordinary course of business or in the course of its proposed acquisitions that is to be performed in whole or in part at or after the date of this Agreement.

       14.10. TITLE. GreatestEscapes has good and marketable title to all the real property and good and valid title to all other property included in the GreatestEscapes Financial Statements. The properties of GreatestEscapes are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of GreatestEscapes.

       14.11. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of GreatestEscapes is subject or by which GreatestEscapes is bound.

      15. REPRESENTATIONS AND WARRANTIES OF SUBCO. Subvco represents and warrants that:

      15.1. CORPORATE ORGANIZATION AND GOOD STANDING. Subco is a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

      15.2. CAPITALIZATION. Subco's authorized capital stock consists of 100,000 shares of Common Stock no par value, of which 1,000 shares are issued and outstanding.

      15.3. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

      15.4. CORPORATE AUTHORITY. Subco has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

      15.5   CORPORATE ASSETS. Subco has no assets or liabilities.

      15.6. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Subco is subject or by which Subco is bound.

      16. CONDUCT OF CAPSTRA PENDING THE MERGER DATE. Capstra covenants that between the date of this Agreement and the Merger Date:

      16.1. No change will be made in Capstra's Certificate of Incorporation or bylaws/articles.

      16.2. Capstra will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

      16.3. Capstra will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

      17. CONDUCT OF GREATESTESCAPES PENDING THE MERGER DATE. GreatestEscapes covenants that between the date of this Agreement and the Merger Date:

      17.1. No change will be made in GreatestEscapes's Articles of Incorporation or Articles.

      17.2. GreatestEscapes will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

      18. CONDUCT OF SUBCO PENDING THE MERGER DATE. Subco covenants that between the date of this Agreement and the Merger Date:

      18.1. No change will be made in Subco's Articles of incorporation or articles.

      18.2. Subco will not enter into any material commitment except in the ordinary course of business.

      19. CONDITIONS PRECEDENT TO OBLIGATION OF CAPSTRA. Capstra's obligation to consummate the Merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by Capstra:

      19.1. GREATESTESCAPES'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of GreatestEscapes set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

      19.2. GREATESTESCAPES'S COVENANTS. GreatestEscapes shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

      19.3. APPROVAL. This agreement shall have been approved by GreatestEscapes in such manner as is required by law including all appropriate action by directors and, if required, by shareholders and/or approval by regulatory authorities.

     19.4. SUPPORTING DOCUMENTS OF GREATESTESCAPES. GreatestEscapes shall have delivered to Capstra supporting documents in form and substance satisfactory to Capstra to the effect that:

        (i) GreatestEscapes is a corporation duly organized, validly existing, and in good standing.

        (ii) GreatestEscapes's authorized and issued capital stock is as set forth herein.

        (iii) The execution and adoption of this agreement have been duly authorized by GreatestEscapes in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

      19.5. SUBCO'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Subco set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

      19.6. SUBCO'S COVENANTS. Subco shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

      19.7. APPROVAL. This agreement shall have been approved by Subco in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

      19.8. SUPPORTING DOCUMENTS OF SUBCO. Subco shall have delivered to Capstra supporting documents in form and substance satisfactory to Capstra to the effect that:

        (i) Subco is a corporation duly organized, validly existing, and in good standing.

        (ii) Subco's authorized and issued capital stock is as set forth herein.

        (iii) The execution and adoption of this agreement have been duly authorized by Subco in such manner as is required by law including all appropriate action by directors and, if required, by shareholders

      20.  CONDITIONS PRECEDENT TO OBLIGATION OF GREATESTESCAPES.
GreatestEscapes's obligation to consummate the Merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by GreatestEscapes:

      20.1. CAPSTRA'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Capstra set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

      20.2. CAPSTRA'S COVENANTS. Capstra shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

      20.3. APPROVAL. This Agreement shall have been approved by Capstra in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

     20.4. SUPPORTING DOCUMENTS OF CAPSTRA. Capstra shall have delivered to GreatestEscapes supporting documents in form and substance satisfactory to GreatestEscapes to the effect that:

        (i) Capstra is a corporation duly organized, validly existing, and in good standing.

        (ii) Capstra's authorized and issued capital stock is as set forth herein.

        (iii) The execution and adoption of this Agreement have been duly authorized by Capstra in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

      21. ACCESS. From the date hereof to the Merger Date, GreatestEscapes, Subco and Capstra shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the Merger is not consummated, all documents received in connection with this agreement shall be returned to the party furnishing such documents, and all information so received shall be treated as confidential.

      22.  CLOSING.

      22.1. The transfers and deliveries to be made pursuant to this agreement (the "Closing") shall be made by and take place at the offices of the Exchange Agent or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

      22.2. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

      22.3. At the Closing, Capstra shall deliver to the Exchange Agent in satisfactory form, if not already delivered to GreatestEscapes:

        (i) a list of the holders of record of the shares of Capstra Common Stock being exchanged, with an itemization of the number of shares held by each, the address of each holder, and the aggregate number of shares of GreatestEscapes Common Stock to be issued to each holder;

        (ii) evidence of the execution and adoption of this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders;

        (iii) certified copies of the resolutions of the board of directors of Capstra authorizing the execution of this agreement and the consummation of the Merger;

        (iv) the Capstra Financial Statements;

        (v) secretary's certificate of incumbency of the officers and directors of Capstra;

        (vi) any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein; and

        (vii) the share certificates for the outstanding Common Stock of Capstra to be exchanged hereunder each share certificate duly endorsed for transfer.

      22.4. At the Closing, GreatestEscapes shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Capstra:

        (i) evidence of the execution and adoption of this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders;

        (ii) certificate of the Secretary of State of its state of incorporation as of a recent date as to the good standing of GreatestEscapes;

        (iii) certified copies of the resolutions of the board of directors of GreatestEscapes authorizing the execution of this agreement and the consummation of the Merger;

        (iv) secretary's certificate of incumbency of the officers and directors of GreatestEscapes;

        (v) any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein;

        (vi) the share certificates of GreatestEscapes (the "GreatestEscapes Certificates") to be delivered to the shareholders of Capstra hereunder, in proper names and amounts, as instructed by the Exchange Agent, and bearing legends, if any, required and appropriate under applicable securities laws; and

        (vii) $30,000US as follows:

          (a) $10,000US in payment of fees and expenses incurred by Capstra; and

          (b) $20,000US cash consideration to the shareholders of Capstra.

      22.5 RELEASE OF CONSIDERATION. Upon filing of the Articles of Merger and Certificate of Merger, the Exchange Agent is expressly authorized to:

          (1) deliver the Capstra Certificates to GreatestEscapes;

          (2) deliver the GreatestEscapes Certificates to the Capstra Shareholders;

          (3)  pay fees and expenses in the amount of $10,000US; and

          (4)  deliver $20,000US to the Capstra Shareholders.

      23. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Constituent Corporations set out herein shall survive the Merger Date.

      24.ASSUMPTION OF REPORTING OBLIGAGTIONS. Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Commission, Sintec will elect to become the successor issuer to Capstra for reporting purposes under the Securities Exchange Act of 1934.

      25.  ARBITRATION.

      25.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the District of Columbia.

      25.2. CONSENT TO JURISDICTION, SITUS AND JUDGMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the District of Columbia. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

      25.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Nevada, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

      25.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

      25.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

      25.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

      25.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

      25.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

      25.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this Agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This Agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

      25.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

      26.  GENERAL PROVISIONS.

      26.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

      26.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      26.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

      26.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

       If to Capstra, to:               2160-650 West Georgia Street.
                                        Vancouver, B.C. V6B 4N7

       If to GreatestEscapes, to:       730-800 West Pender Street
                                        Vancouver, B.C. V6C 2V6

       If to Subco,to:                  730-800 West Pender Street
                                        Vancouver, B.C. V6C 2V6

      27. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington.

      28. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

      29. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

      30. EXCHANGE AGENT AND CLOSING DATE. The Exchange Agent shall be Maitland & Company 700-625 Howe Street Vancouver B.C. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this Agreement unless extended by mutual consent of the parties.

      31. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and, as desired, consulted with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

      32. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

      33. EFFECTIVE DATE. This effective date of this agreement shall be October 16, 2000.

            SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER between
Capstra Capital Corp., GreatestEscapes.com Inc. and GreatestEscapes(Washington) Corp.

       IN WITNESS WHEREOF, the parties have executed this Agreement.


                                CAPSTRA CAPITAL, CORP.


                                By:    /s/ John Mackay
                                       ----------------------
                                       John Mackay, President


                                GREATESTESCAPES.COM INC.


                                By:  /s/Guy Brooks
                                     ------------------------
                                     Guy Brooks, President

                                GREATESTESCAPES (WASHINGTON) CORP.

                                By: /s/Guy Brooks
                                    -------------------------
                                    Guy Brooks, President

                          CERTIFICATE OF SECRETARY  OF
                             CAPSTRA CAPITAL, CORP.

     Written consent has been given to the adoption of the foregoing Agreement and Plan of Merger by the holders of all of the outstanding stock of Capstra Capital, Corp. in accordance with the provisions of Article 23.B.11 of the Washington Business Corporations Act.

Dated: October 12, 2000


                                            /s/ Roderick Saunders
                                            ----------------------------
                                            Roderick Saunders, Secretary




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